     As filed with the Securities and Exchange Commission on April 29, 2002

                                                      Registration No. 333-54112
                                                                        811-8190

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.___                        [_]

                       Post-Effective Amendment No. 2                        [X]
                                                    -

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                                Amendment No. 29
                                              --

                       UNITED OF OMAHA SEPARATE ACCOUNT C
                       ----------------------------------
                           (Exact Name of Registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska, 68175
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                Depositor's Telephone Number, including Area Code
                                 (402) 351-5225

                     Name and Address of Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska, 68175-1008
                      Internet: mike.huss@mutualofomaha.com
                                ---------------------------

                  Approximate date of proposed public offering:
    As soon as practical after effectiveness of the Registration Statement.

 It is proposed that this filing will become effective (check appropriate box):

[_]     immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]     on May 1, 2002 pursuant to paragraph (b) of Rule 485.
[_]     60 days after filing pursuant to paragraph (a)(i) of Rule 485.
[_]     on May 1, 2002 pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)

                   Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information)
          of Registration Statement of Information Required by Form N-4
          -------------------------------------------------------------

                                     PART A
                                     ------

Item of Form N-4                                              Prospectus Caption
----------------                                              ------------------
1.    Cover Page ..........................................   Cover Page

2.    Definitions .........................................   Definitions

3.    Synopsis ............................................   Introduction and Summary

4.    Condensed Financial Information .....................   Financial Statements

5.    General
      (a)  Depositor ......................................   About Us
      (b)  Registrant .....................................   Investment Options
      (c)  Portfolio Company ..............................   Investment Options
      (d)  Fund Prospectus ................................   Investment Options
      (e)  Voting Rights ..................................   Voting Rights

6.    Deductions and Expenses
      (a)  General ........................................   Expenses
      (b)  Sales Load % ...................................   Expenses; Withdrawal Charge
      (c)  Special Purchase Plan ..........................   N/A
      (d)  Commissions ....................................   Distributor of the Policies, Sales to Employees
      (e)  Expenses - Registrant ..........................   N/A
      (f)  Fund Expenses ..................................   Other Expenses
      (g)  Organizational Expenses ........................   N/A

7.    General Description of Variable Annuity Contracts
      (a)  Persons with Rights ............................   Important Policy Provisions; Policy Distributions; Voting Rights
      (b)  (i)     Allocation of Premium
                   Payments ...............................   Introduction  and Summary;  How the Policy  Operates;  Dollar Cost
                                                              Averaging; Systematic Transfer Enrollment Program; Asset Allocation
                                                              Program; Rebalancing
           (ii)    Transfers ..............................   Transfers
           (iii)   Exchanges ..............................   N/A
      (c)  Changes ........................................   Variable Investment Options; Policy Distributions
      (d)  Inquiries ......................................   Miscellaneous: Do You Have Questions?

8.    Annuity Period ......................................   Policy Distributions

9.    Death Benefit .......................................   Death Benefits

10.   Purchases and Contract Value

      (a)  Purchases ......................................   Policy Application and Issuance
      (b)  Valuation ......................................   Accumulation Value
      (c)  Daily Calculation ..............................   Accumulation Value
      (d)  Underwriter ....................................   Distributor of the Policies

11.   Redemptions
      (a)  By Owners ......................................   Policy Distributions
           By Annuitant ...................................   N/A
      (b)  Check Delay.....................................   Policy Application and Issuance
      (c)  Lapse ..........................................   N/A
      (d)  Free Look ......................................   Introduction and Summary

12.   Taxes ...............................................   Federal Tax Matters

13.   Legal Proceedings ...................................   Legal Proceedings

14.   Table of Contents for the
      Statement of
      Additional Information ..............................   Statement of Additional Information

                                     PART B
                                     ------

Item of Form N-4                                              Statement of Additional Information Caption
----------------                                              -------------------------------------------
15.   Cover Page ..........................................   Cover Page

16.   Table of Contents ...................................   Table of Contents

17.   General Information
      and History ..........................................  (Prospectus) About Us

18.   Services
      (a)  Fees and Expenses
           of Registrant ..................................   N/A
      (b)  Management Policies ............................   N/A
      (c)  Custodian ......................................   Custody of Assets
           Independent
           Auditors .......................................   Financial Statements
      (d)  Assets of Registrant ...........................   Custody of Assets
      (e)  Affiliated Person ..............................   N/A
      (f)  Principal Underwriter ..........................   Distribution of the Policies

19.   Purchase of Securities
      Being Offered .......................................   Distribution of the Policies
      Offering Sales Load .................................   N/A

20.   Underwriters ........................................   Distribution of the Policies; (Prospectus) Distributor of the
                                                              Policies
21.   Calculation of Performance ..........................   Historical Performance Data
22.   Annuity Payments ....................................   (Prospectus) Annuity Payments
23.   Financial Statements ................................   Financial Statements

                           PART C -- OTHER INFORMATION
                           ---------------------------

Item of Form N-4                                              Part C Caption
----------------                                              --------------
24.   Financial Statements
      and Exhibits ....... ................................   Financial Statements and Exhibits
      (a)  Financial Statements ...........................   Financial Statements
      (b)  Exhibits .......................................   Exhibits

25.   Directors and Officers of the Depositor .............   Directors and Officers of the Depositor

26.   Persons Controlled By or Under Common Control           Persons Controlled By or Under Common
      with the Depositor or Registrant ....................   Control with the Depositor or Registrant

27.   Number of Contractowners ............................   Number of Policy Owners

28.   Indemnification .....................................   Indemnification

29.   Principal Underwriters ..............................   Principal Underwriters

30.   Location of Accounts and Records ....................   Location of Accounts and Records

31.   Management Services .................................   Management Services

32.   Undertakings ........................................   Undertakings

      Signature Page ......................................   Signatures

================================================================================
                                                         PROSPECTUS: May 1, 2002

     [LOGO]      United of                                         ULTRA-REWARDS
Mutual of Omaha  Omaha                                          Flexible Payment
                                                Variable Deferred Annuity Policy
================================================================================

     This Prospectus describes ULTRA-REWARDS, a variable annuity policy offered by United of Omaha Life Insurance Company. To purchase a Policy, you must invest at least $10,000. Further investment is optional.

-------------------------------------------------------------------------------------------------------------------------
                                                             The Policy includes 31 variable options (where you have the
   The investment portfolios offered through the        investment risk) with investment portfolios from:
   Policy may have names that are nearly the same
   or similar to the names of retail mutual funds.      [X]   The Alger American Fund
   However, these investment portfolios are not the     [X]   Deutsche Asset Management VIT Funds
   same as those retail mutual funds, even though       [X]   Federated Insurance Series
   they have similar names and may have similar         [X]   Fidelity Variable Insurance Products Fund and Variable
   characteristics and the same managers. The                 Insurance Products Fund II
   investment performance of these investment           [X]   MFS Variable Insurance Trust
   portfolios is not necessarily related to the         [X]   Pioneer Variable Contracts Trust
   performance of the retail mutual funds. The          [X]   Scudder Variable Series I
   investment portfolios are described in separate      [X]   T. Rowe Price Equity Series, Inc., Fixed Income Series,
   prospectuses that accompany this Prospectus.               Inc. and International Series, Inc.
                                                        [X]   Van Kampen Universal Institutional Funds, Inc.

                                                        and four fixed rate options (where we have the investment risk).
-------------------------------------------------------------------------------------------------------------------------

     The variable options are not direct investments in mutual fund shares, but are offered through subaccounts of United of Omaha Separate Account C. The value of your Policy will go up or down based on the investment performance of the variable options that you choose.

--------------------------------------------------------------------------------
Please Read This Prospectus Carefully. It provides information you should
-------------------------------------
consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.
--------------------------------------------------------------------------------

     A Statement of Additional Information about us and the Policy, with the same date as this Prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information by writing or calling us, or you may access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public
 ------------------
Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours). The table of contents for the Statement of Additional Information is at the end of this Prospectus.

     An enhanced credit rider is available under the Policy (not available in all states). If you elect this rider, we will add an additional amount to your Policy value, an enhanced credit, for every purchase payment that you make in the first seven Policy Years. You will incur additional charges if you elect this rider. In addition, you may elect to receive a Renewal Credit on any Policy anniversary after the end of the eighth Policy Year and at the end of each five-year Renewal Credit period thereafter through age 85. There is no direct charge for this Renewal Credit, however, you may be subject to withdrawal charges during the Renewal Credit period if you take withdrawals from the Policy, and the overall expense of this Policy may be higher than the expenses for a similar policy that does not pay such a credit. Over time, the value of these credits may be more than offset by higher charges.

The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

               .    are subject to risk, including possible loss of principal
                    ---
               .    are not bank deposits
                        ---
               .    are not government insured
                    ---
               .    are not endorsed by any bank or government agency
                        ---
               .    may not achieve their goals
                        ---


================================================================================
        UNITED OF OMAHA LIFE INSURANCE COPMANY, Variable Product Services
            P. O. Box 8430 Omaha, Nebraska 68103-0430 1-800-238-9354
================================================================================

______________________________________________
CONTENTS


                                                                            Page(s)
                                                                           ----------
                DEFINITIONS                                                    3
                ---------------------------------------------------------------------
                INTRODUCTION AND SUMMARY
                     Comparison to Other Policies and Investments             4-5
                     How the Policy Operates                                  5-6
                     Summary of Charges and Expenses                          7-8
                     Examples of Expenses                                     9-10
                ---------------------------------------------------------------------
                FINANCIAL STATEMENTS                                         11-12
                ---------------------------------------------------------------------
                ABOUT US                                                      13
                ---------------------------------------------------------------------
                INVESTMENT OPTIONS
                     Variable Investment Options                             14-17
                     Fixed Rate Options                                      18-19
                     Transfers                                                19
                     Dollar Cost Averaging                                    20
                     Systematic Transfer Enrollment Program                  20-21
                     Asset Allocation Program                                 21
                     Rebalancing Program                                      22
                ---------------------------------------------------------------------
                IMPORTANT POLICY PROVISIONS
                     Policy Application and Issuance                         23-27
                     Accumulation Value                                      27-28
                     Telephone Transactions                                   28
                     Death of Annuitant                                       28
                     Delay of Payments                                        28
                     Minor Owner or Beneficiary                              28-29
                     Policy Termination                                       29
                ---------------------------------------------------------------------
                EXPENSES
                     Withdrawal Charge                                       30-31
                     Mortality and Expense Risk Charge                        32
                     Administrative Charges                                   32
                     Enhanced Death Benefit Charge                            32
                     Enhanced Earnings Death Benefit Charge                   33
                     Enhanced Credit Charge                                   33
                     Transfer Fee                                             33
                     Premium Tax Charge                                       33
                     Other Taxes                                              33
                     Other Expenses; Investment Advisory Fees                 33
                ---------------------------------------------------------------------
                POLICY DISTRIBUTIONS
                     Withdrawals                                              34
                     Annuity Payments                                        35-36
                     Death Benefits                                          36-39
                ---------------------------------------------------------------------
                FEDERAL TAX MATTERS
                     Taxation of Nonqualified Policies                       40-41
                     Taxation of Qualified Policies                          41-42
                     Possible Tax Law Changes                                 42
                ---------------------------------------------------------------------
                MISCELLANEOUS
                     Distributor of the Policies                              43
                     Sales to Employees                                       43
                     Voting Rights                                            43
                     Distribution of Materials                                43
                     Legal Proceedings                                        43
                     Do You Have Questions?                                   43
                ---------------------------------------------------------------------
                STATEMENT OF ADDITIONAL INFORMATION                           44

________________________________________
DEFINITIONS

Accumulation Unit is a measurement of value in a particular Subaccount prior to the Annuity Starting Date. Purchase payments that are invested in the variable investment options are used to purchase Accumulation Units. The Policy sets forth the calculation of the value of Accumulation Units.

Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed investment options).

Annuitant is the person on whose life annuity payments involving life contingencies are based.

Annuity Starting Date is the date when annuity payments are scheduled to begin (the end of the accumulation phase), which cannot be later than the Policy anniversary following the Annuitant's 95/th/ birthday.

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon your death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value less any applicable withdrawal charge, Interest Adjustment, Policy fee and any premium tax charge not previously deducted and less any enhanced credits that are recaptured.

8-Year Fixed Account is a Fixed Account in which the interest rate is guaranteed for an eight-year period. This account is only available in the Policy application. The 8-Year Fixed Account may not be available in all states.

5-Year Fixed Account is a Fixed Account in which the interest rate is guaranteed for a five-year period. These accounts are only available at the beginning of a Renewal Credit Period. The 5-Year Fixed Account may not be available in all states.

Fixed Account is an investment option under the Policy that pays a fixed rate of interest and consists of our general account assets. The fixed rate account options may not be available in all states.

Interest Adjustment is a factor applied to certain transfers, cash surrenders or partial withdrawals from the 5-Year Fixed Account or the 8-Year Fixed Account prior to their maturity to adjust the interest earned on such accounts. (The Interest Adjustment may not be applicable in all states.)

1-Year Fixed Account is a Fixed Account in which the interest is guaranteed for a one-year period. Amounts may be transferred into this account at any time. The 1-Year Fixed Account may not be available in all states.

Owner is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra-Rewards, a variable annuity policy offered by us through this Prospectus.

Policy Year is measured from the annual anniversary dates of the date of issue of the Policy.

Renewal Credit is an optional credit equal to 2.5% of Accumulation Value which you may elect to receive on any Policy anniversary after the eighth Policy Year and at the end of each Renewal Credit Period thereafter through age 85.

Renewal Credit Period is a five-year term which begins on the day you elect a Renewal Credit.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, United of Omaha is United of Omaha Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is United of Omaha Separate Account C, a separate account maintained by us.

Written Notice is written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.

You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

               _________________________________________________

     This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

     This Prospectus generally describes only the variable investment options, except when the fixed rate options are specified.

________________________________________
INTRODUCTION AND SUMMARY

     This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.


     The Ultra-Rewards Policy described in this Prospectus is a contract between you and United of Omaha Life Insurance Company. The Policy is a variable annuity policy, which means that you can allocate your purchase payments to as many as 31 different variable investment options, where you can gain or lose money on your investment. The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular investment portfolio. You can also allocate your purchase payments to fixed rate options, where we guarantee you will earn a fixed rate of interest. The Policy is a deferred annuity, which means it has two phases: an accumulation (or deferral) phase and an annuity payout phase.


     During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the fixed rate options). Withdrawals may be subject to a withdrawal charge or an Interest Adjustment, they may be taxable, and a penalty tax may apply.

     The accumulation phase ends and the annuity payout phase begins on the Annuity Starting Date. During the annuity payout phase, we will make periodic payments to you. You can select payments that are guaranteed to last for your entire life or for some other period. Some or all of each payment will be taxable.

     You may have the right to add an enhanced credit rider to the Policy for an additional charge. If you elect this rider, we will add an enhanced credit to each purchase payment that you contribute to the Policy during the first seven Policy Years. In addition, even if you do not elect the enhanced credit rider, you have the right to elect a Renewal Credit of 2.5% of the Accumulation Value of the Policy on any Policy Anniversary after the end of the eighth Policy year and at the end of every five-year Renewal Credit Period thereafter through age 85.

     You may also have the right to add an enhanced death benefit rider or an enhanced earnings death benefit rider to the Policy (but not both) for an additional charge. If you elect either of these riders, you may be entitled to receive a death benefit in excess of your Accumulation Value.

[_]  COMPARISON TO OTHER POLICIES AND INVESTMENTS

     Compared to fixed annuities.  Like fixed-interest annuities, the Policy:

     .    offers the ability to accumulate capital on a tax-deferred basis;
     . offers the ability to have a guaranteed minimum return on your investment if you choose a fixed rate option;
     .    allows you to make withdrawals from your Policy; and
     .    can provide annuity payments.


--------------------------------------------------------------------------------
A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees, and asset allocation models.
--------------------------------------------------------------------------------


     The Policy is different from fixed-interest annuities in that, to the extent you select variable investment options, your Accumulation Value will reflect the investment experience of the selected variable investment options, so you have both the investment risk and opportunity, not us.

     Compared to mutual funds. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

     . The Policy provides a death benefit that could be higher than the value of the Policy.
     . Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
     . Federal income tax liability on any earnings generally is deferred until you receive a distribution from the Policy.
     . You can make transfers from one underlying investment portfolio to another without tax liability.
     . Dividends and capital gains distributed by the investment portfolios are automatically reinvested.

     . Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first, followed by the return of your purchase payments.
     . Withdrawals of more than 10% of the Accumulation Value of the Policy can result in a withdrawal charge and an Interest Adjustment.
     . Most states grant you a short time period to review your Policy and cancel it. The terms of this "right to examine" period vary by state (see the cover of your Policy).
     . We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

[_]  HOW THE POLICY OPERATES

     The following chart summarizes how the Policy operates. For more information, refer to specific sections of this Prospectus.

        ----------------------------------------------------------------

                                PURCHASE PAYMENTS

         .   Minimum initial purchase payment is $10,000.
         .   Minimum additional purchase payment is $500.
         .   Enhanced credit will be added if enhanced credit rider is
             elected and Renewal Credit will be added if elected.
         .   No additional purchase payments will be accepted after
             Annuity Starting Date.
        -----------------------------------------------------------------

    ------------------------------------------------------------------------

                 DEDUCTIONS BEFORE ALLOCATING PURCHASE PAYMENTS

     In some states we are required to pay premium taxes, which may be up to 3.5% of the purchase payment you make. The amount of premium tax we are required to pay in your state may instead be deducted from your purchase payment upon surrender, upon the death of an Owner, or at the Annuity Starting Date. The timing of the deduction will vary in accordance with state law.

    ------------------------------------------------------------------------

 -----------------------------------------------------------------------------

                         INVESTMENT OF PURCHASE PAYMENTS

  You direct the allocation of all net purchase payments among the 31 Subaccounts of the Variable Account and the Fixed Accounts. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             DEDUCTIONS FROM ASSETS

..    Daily charges deducted from the net assets in the Variable Account equal an annual rate of:
     -    1.25% for our mortality and expense risk;
     - 0.15% for our administrative expenses if your Policy has an Accumulation Value of less than $100,000, no charge for our administrative expense if your Policy has an Accumulation Value of $100,000 or more;
     - 0.30% if you elect the optional enhanced death benefit (may not be available in all states).
..    Daily charges deducted from the net assets in the Variable Account and the
     Fixed Accounts equal an annual rate of:
..         0.50% for the first eight Policy Years if you elect the optional enhanced credit rider (may not be available in all states).
..         0.30% if you elect the optional enhanced earnings death benefit (may not be available in all states).
..    Annual Policy fee of $40 per year assessed on each Policy anniversary if your Policy has an Accumulation Value of $50,000 or less, no annual Policy fee is assessed if your Policy has an Accumulation Value of more than $50,000 on the Policy anniversary.
..    $20 fee for transfers among the Subaccounts and the Fixed Accounts (first
     12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
..    Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------

     ----------------------------------------------------------------------

                               ACCUMULATION VALUE

     . Your Accumulation Value is equal to your purchase payments adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the Fixed Accounts, charges deducted and other Policy transactions (such as partial withdrawals).
     . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts.
     .  Accumulation Value can be transferred among the Subaccounts.
     . Dollar cost averaging, asset allocation and rebalancing programs are available.
     . Accumulation Value is the starting point for calculating certain values under the Policy, such as the Cash Surrender Value and the death benefit.
     ----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                       ACCUMULATION VALUE BENEFITS                                                      DEATH BENEFITS

..  You can withdraw all or part of the Cash Surrender Value. Each Policy     .    Available  as a lump  sum or under a
   Year, up to 10% of the Accumulation Value as of the date of the first          variety of payment options.
   withdrawal that Policy Year may be withdrawn without a withdrawal         .    An  enhanced  death benefit or  an
   charge or Interest Adjustment. Thereafter, the withdrawal charge is            enhanced  earnings  death  benefit  also
   calculated separately for each withdrawal based on the number of years         may be available (for an extra charge).*
   the Policy has been in effect; the charge is 8% if the withdrawal is      __________
   made in the first three Policy Years, 7% if the withdrawal is made in
   the fourth or fifth Policy Year, 6% if the withdrawal is made in the      * Enhanced death benefit or enhanced
   sixth or seventh Policy Year, and 5% if the withdrawal is made in the     earnings death benefit may not be available
   eighth Policy Year, except that no withdrawal charge applies to           in all states.
   withdrawals made after the first Policy anniversary following the
   Annuitant's 90th birthday. In addition, a withdrawal charge of 5% will be assessed on withdrawals made during a Renewal Credit Period, to the extent that the withdrawals exceed 10% of Accumulation Value. An
   Interest Adjustment, taxes and tax penalties may also apply to withdrawals.
..  Several payout options are available.
----------------------------------------------------------------------------------------------------------------------------

[_]  SUMMARY OF CHARGES AND EXPENSES

     The following table lists various costs and expenses that you will pay (directly or indirectly) if you invest in a Policy. In addition to these expenses, in some states you will pay a premium tax charge.


               -------------------------------------------------------------------------------------------
               Policy Owner Transaction Expenses
               -------------------------------------------------------------------------------------------
               .    Maximum Withdrawal Charge/1/                                              8%
                    (as a percentage of the amount withdrawn)
               -------------------------------------------------------------------------------------------
               .    Transfer Fee                 -  First 12 Transfers Per Year             $ 0
                                                ----------------------------------------------------------
                                                 -  Over 12 Transfers in one Policy Year    $20 each
               -------------------------------------------------------------------------------------------
               Variable Account Annual Expenses
                    (deducted daily to equal this annual % of Accumulation Value in the Subaccounts)
               -------------------------------------------------------------------------------------------
               .    Mortality and Expense Risk Charge                                      1.25%
               -------------------------------------------------------------------------------------------
               .    Administrative Expense Charge, less than $100,000 Accumulation
                    Value (determined on a quarterly basis)                                0.15%
               .    Administrative Expense Charge, $100,000 or more of Accumulation
                    Value (determined on a quarterly basis)                                0.00%
               -------------------------------------------------------------------------------------------
                                  Total Variable Account Annual Expenses                   1.25% -
                                                                                           1.40%
               -------------------------------------------------------------------------------------------
               Other Annual Expenses
               -------------------------------------------------------------------------------------------
               .    Annual Policy Fee, equal to or less than $50,000 Accumulation Value
                    (determined annually on Policy anniversary date)                        $40 per year
               .    Annual Policy Fee, more than $50,000 of Accumulation Value
                    (determined annually on Policy anniversary date)                        $ 0 per year
               -------------------------------------------------------------------------------------------
               .    Enhanced Death Benefit Charge (Optional), deducted daily to equal
                    this annual percentage of Accumulation Value of the Subaccounts.       0.30%
               .    Enhanced Earnings Death Benefit Charge (Optional), deducted daily to equal this annual percentage of Accumulation Value of the
                    Subaccounts and the Fixed Accounts.                                    0.30%
               .    Enhanced Credit Rider (Optional), deducted daily for the first eight Policy Years to equal this annual percentage of Accumulation
                    Value of the Subaccounts and the Fixed Accounts.                       0.50%
               -------------------------------------------------------------------------------------------
               Series Fund Annual Expenses
               -------------------------------------------------------------------------------------------
                    The following table shows the management fees and other expenses for each investment portfolio for 2001. Expenses could be higher or lower in the future. These expenses may reflect fee waivers and/or expense reimbursements. Fee waivers and expense reimbursements can be terminated at any time.
               -------------------------------------------------------------------------------------------


________________________

/1/ Each Policy Year up to 10% of the Accumulation Value as of the date of the first withdrawal that year can be withdrawn without a withdrawal charge or Interest Adjustment. Accordingly, the effective maximum withdrawal charge is 7.2%.


=================================================================================================================================
Series Fund Annual Expenses/2/                             Management      12b-1 Fees       Other Expenses      Total Portfolio
---------------------------
(as a percentage of average net assets)                       Fees       (distribution      (after expense      Annual Expenses
                                                           (after fee    administration   reimbursement)/(a)/  (after fee waiver
                        Portfolio:                        waiver)/(a)/      expense)                              and expense
                        ----------
                                                                                                              reimbursement)/(a)/

=================================================================================================================================
Alger American Growth                                        0.75%           0.00%              0.06%              0.81%
Alger American Small Capitalization                          0.85%           0.00%              0.07%              0.92%
Federated Prime Money Fund II                     /(a)/      0.50%           0.00%              0.16%              0.66%
Federated Fund for U.S. Government Securities II  /(a)/      0.60%           0.00%              0.14%              0.74%
Fidelity VIP II Asset Manager: Growth                        0.58%           0.25%              0.17%              1.00%
Fidelity VIP II Contrafund                                   0.58%           0.25%              0.11%              0.94%
Fidelity VIP Equity Income                                   0.48%           0.25%              0.11%              0.84%
Fidelity VIP II Index 500                         /(a)/      0.24%           0.25%              0.04%              0.53%
MFS Capital Opportunities Series                  /(a)/      0.75%           0.25%              0.16%              1.16%
MFS Emerging Growth Series                                   0.75%           0.25%              0.12%              1.12%
MFS High Income Series                            /(a)/      0.75%           0.25%              0.16%              1.16%
MFS Research Series                                          0.75%           0.25%              0.15%              1.15%
MFS Strategic Income Series                       /(a)/      0.75%           0.25%              0.17%              1.17%
Pioneer Equity-Income VCT                                    0.65%           0.25%              0.12%              1.02%
Pioneer Fund VCT                                             0.65%           0.25%              0.14%              1.04%
Pioneer Growth Shares VCT                                    0.70%           0.25%              0.63%              1.58%
Pioneer Mid-Cap Value VCT                                    0.65%           0.25%              0.21%              1.11%
Pioneer Real Estate Growth VCT                               0.80%           0.25%              0.47%              1.52%
Scudder VIT EAFE(R)Equity Index Fund              /(a)/      0.45%           0.00%              0.20%              0.65%
Scudder VIT Small Cap Index Fund                  /(a)/      0.35%           0.00%              0.10%              0.45%
Scudder VS1 Global Discovery                                 0.98%           0.25%              0.24%              1.47%
Scudder VS1 Growth and Income                                0.48%           0.25%              0.08%              0.81%
Scudder VS1 International                                    0.84%           0.25%              0.16%              1.25%
T. Rowe Price Equity Income                       /(b)/      0.00%           0.00%              0.85%              0.85%
T. Rowe Price International  Stock                /(b)/      0.00%           0.00%              1.05%              1.05%
T. Rowe Price Limited-Term Bond                   /(b)/      0.00%           0.00%              0.70%              0.70%
T. Rowe Price New America Growth                  /(b)/      0.00%           0.00%              0.85%              0.85%
T. Rowe Price Personal Strategy Balanced          /(b)/      0.00%           0.00%              0.90%              0.90%
Van Kampen UIF Emerging Markets Equity            /(a)/      0.98%           0.00%              0.87%              1.85%
Van Kampen UIF Fixed Income                       /(a)/      0.39%           0.00%              0.31%              0.70%
Van Kampen UIF Technology                         /(a)/      0.66%           0.00%              0.51%              1.17%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/ Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:

                                                                                                                Total Portfolio
        Portfolio                                        Management Fees   12b-1 Fees       Other Expenses      Annual Expenses
        -------------------------------------------------------------------------------------------------------------------------
        Federated Prime Money Fund II                        0.50%           0.00%              0.41%              0.91%
        Federated Fund for U.S. Government Securities II     0.60%           0.00%              0.39%              0.99%
        Fidelity VIP II Index 500                            0.24%           0.25%              0.12%              0.61%
        MFS Capital Opportunities Series                     0.75%           0.25%              0.21%              1.21%
        MFS High Income Series                               0.75%           0.25%              0.26%              1.26%
        MFS Strategic Income Series                          0.75%           0.25%              0.37%              1.37%
        Scudder VIT EAFE(R)Equity Index Fund                 0.45%           0.00%              0.36%              0.81%
        Scudder VIT Small Cap Index Fund                     0.35%           0.00%              0.28%              0.63%
        Van Kampen UIF Emerging Markets Equity               1.25%           0.00%              0.87%              2.12%
        Van Kampen UIF Fixed Income                          0.40%           0.00%              0.31%              0.71%
        Van Kampen UIF Technology                            0.80%           0.00%              0.51%              1.31%

(b) T. Rowe Price Funds do not itemize management fees and other expenses.
=================================================================================================================================

_______________________

/2/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2001, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

[_]  EXAMPLES OF EXPENSES

     The following tables contain examples of the overall expenses you would pay, in different situations, over different time periods. These examples are based on certain assumptions, so your actual expenses will, in all likelihood, be different. In addition, the examples do not reflect any premium tax charges, which apply in some states. These examples can help you compare the expenses of the Policy with expenses of other variable annuity policies. There are two sets of examples. The first example shows expenses without the optional enhanced death benefit, without the optional enhanced earnings death benefit charge, without the optional enhanced credit benefit and assumes that the Renewal Credit is not elected and that the Policy Accumulation Value is less than $50,000. The second example shows expenses with the optional enhanced credit benefit, assumes that the Renewal Credit is elected, that the Policy Accumulation Value is less than $50,000 and assumes that you elect the optional enhanced earnings death benefit. Although the second example illustrates the expenses associated with the enhanced credit benefit, the benefit itself is not added to the assumed $1,000 investment. These examples assume that the fee waiver and expense reimbursement limits set forth in the table above will be the same for each of the time periods shown.


=================================================================================================================

Examples/3/                                              1. Surrender Policy at end    2. Policy is not
===========
An Owner would pay the following expenses                of the time period            surrendered and is not
(including associated withdrawal charges) on a                                         annuitized
$1,000 investment, assuming a 5% annual return
on assets (excluding the enhanced death benefit
and the premium bonus) if:
=================================================================================================================

Portfolio                                                1Yr    3Yr    5Yr     10Yr    1Yr    3Yr   5Yr     10Yr
-----------------------------------------------------------------------------------------------------------------
Alger American Growth                                     95    151    203      357     23     73   127      288
Alger American Small Capitalization                       96    155    209      371     24     76   133      302
-----------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                             93    147    195      338     22     68   119      269
Federated Fund for U.S. Government Securities II          94    149    199      348     22     70   123      279
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager                             96    157    214      381     25     79   138      312
Fidelity VIP II Contrafund                                96    155    210      374     24     77   134      304
Fidelity VIP Equity Income                                95    152    205      361     23     74   129      292
Fidelity VIP II Index 500                                 92    143    188      322     20     64   112      253
-----------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series                          98    162    222      401     27     84   146      332
MFS Emerging Growth Series                                98    161    220      396     26     82   144      327
MFS High Income Series                                    98    162    222      401     27     84   146      332
MFS Research Series                                       98    162    222      400     27     83   146      331
MFS Strategic Income Series                               98    163    223      402     27     84   147      333
-----------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT                                 97    158    215      384     25     79   139      314
Pioneer Fund VCT                                          97    159    216      386     25     80   140      317
Pioneer Growth Shares VCT                                102    176    246      454     31     97   170      385
Pioneer Mid-Cap Value VCT                                 98    161    220      395     26     82   144      326
Pioneer Real Estate Growth VCT                           102    174    242      447     30     95   166      377
-----------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                     93    146    194      337     22     68   118      268
Scudder VIT Small Cap Index Fund                          91    140    183      312     20     61   107      243
-----------------------------------------------------------------------------------------------------------------
Scudder VS1 Global Discovery                             101    172    239      440     30     93   163      370
Scudder VS1 Growth & Income                               94    151    203      357     23     73   127      287
Scudder VS1 International                                 99    165    227      413     28     87   151      343
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                               95    153    205      362     24     74   129      293
T. Rowe Price International Stock                         97    159    216      387     26     80   140      318
T. Rowe Price Limited-Term Bond                           93    148    197      343     22     69   121      274
T. Rowe Price New America Growth                          95    153    205      362     24     74   129      293
T. Rowe Price Personal Strategy Balanced                  95    154    208      369     24     76   132      299
-----------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity                   105    184    261      488     34    105   185      419
Van Kampen UIF Emerging Fixed Income                      93    148    197      343     22     69   121      274
Van Kampen UIF Technology                                 98    163    223      402     27     84   147      333
=================================================================================================================

__________________________
/3/ The $40 annual Policy Fee is reflected as a daily 0.10% charge in these examples, based on an average Accumulation Value of $40,000.

=================================================================================================================

Examples/4/                                              1. Surrender Policy at end    2. Policy is not
==========
An Owner would pay the following expenses                of the time period            surrendered and is not
(including associated withdrawal charges) on a                                         annuitized
$1,000 investment, assuming a 5% annual return on
assets (including the enhanced death benefit and
the premium bonus) if:
=================================================================================================================

Portfolio                                                1Yr    3Yr    5Yr     10Yr    1Yr    3Yr   5Yr     10Yr
-----------------------------------------------------------------------------------------------------------------
Alger American Growth                                    103    177    226      448     31     98   171      378
Alger American Small Capitalization                      104    180    232      461     32    101   177      392
-----------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                            101    172    217      429     30     93   163      359
Federated Fund for U.S. Government Securities II         102    174    222      439     30     96   167      370
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager                            104    183    236      471     33    104   182      402
Fidelity VIP II Contrafund                               104    181    233      464     32    102   179      395
Fidelity VIP Equity Income                               103    178    227      451     31     99   173      382
Fidelity VIP II Index 500                                100    168    210      412     28     89   156      343
-----------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series                         106    188    245      492     35    109   191      422
MFS Emerging Growth Series                               106    186    243      487     34    108   188      417
MFS High Income Series                                   106    188    245      492     35    109   191      422
MFS Research Series                                      106    187    244      490     35    109   190      421
MFS Strategic Income Series                              106    188    245      493     35    109   191      424
-----------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT                                105    183    237      474     33    105   183      405
Pioneer Fund VCT                                         105    184    238      477     33    105   184      407
Pioneer Growth Shares VCT                                110    201    268      544     39    122   214      475
Pioneer Mid-Cap Value VCT                                106    186    242      485     34    107   188      416
Pioneer Real Estate Growth VCT                           110    199    265      537     38    120   211      468
-----------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                    101    172    217      427     30     93   162      358
Scudder VIT Small Cap Index Fund                          99    165    206      402     28     87   151      333
-----------------------------------------------------------------------------------------------------------------
Scudder VS1 Global Discovery                             109    197    262      530     38    119   208      461
Scudder VS1 Growth & Income                              102    176    225      447     31     98   171      378
Scudder VS1 International                                107    190    250      503     36    112   196      434
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                              103    178    228      453     32     99   174      383
T. Rowe Price International Stock                        105    184    239      478     34    105   185      409
T. Rowe Price Limited-Term Bond                          101    173    219      434     30     94   165      365
T. Rowe Price New America Growth                         103    178    228      453     32     99   174      383
T. Rowe Price Personal Strategy Balanced                 103    179    231      459     32    101   176      390
-----------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets Equity                   113    209    283      578     42    131   229      509
Van Kampen UIF Emerging Fixed Income                     101    173    219      434     30     94   165      365
Van Kampen UIF Technology                                106    188    245      493     35    109   191      424
=================================================================================================================


These examples should not be considered representations of past or future expenses. These examples are based on each investment portfolio's expenses for 2001. Actual expenses paid may be greater than or less than those shown, subject to guarantees in the Policy. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.


         ----------------------------------------------------------------
                 For more detailed information about the Policy,
             please read the rest of this Prospectus and the Policy.
         ----------------------------------------------------------------

__________________________
/4/ The $40 annual Policy Fee is reflected as a daily 0.10% charge in these examples, based on an average Accumulation Value of $40,000.

-----------------------------------
FINANCIAL STATEMENTS

     The Financial Statements for United of Omaha and the Variable Account and the related independent auditor's reports are contained in the Statement of Additional Information and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. (See the cover page regarding how to get a copy.) At December 31, 2001, net assets of the Subaccounts were represented by the following Accumulation Unit values and Accumulation Units. This information should be read in conjunction with the Variable Account's financial statements and related notes included in the Statement of Additional Information.


                                                                                   Accumulation Unit           Number of
                                                   Accumulation Unit Value on    Value at End of Year     Accumulation Units
                   Subaccount                          Commencement Date             (December 31)         at End of Year**
                   ----------
              (Date of Inception)                             ($)*                       ($)*                (December 31)
Alger American Growth (9/28/01)                                    10.000
         2001 ................................................                             8.828                      428
Alger American Small Capitalization (9/28/01)                      10.000
         2001 ................................................                             8.662                      864
Federated Fund for U.S. Government Securities II (9/28/01)         10.000
         2001 ................................................                            10.319                    1,497
Federated Prime Money Fund II  (9/28/01)                            1.000
         2001 ................................................                             1.008                   39,862
Fidelity VIP II Asset Manager: Growth (9/28/01)                    10.000
         2001 ................................................                             9.546                    1,580
Fidelity VIP II Contrafund (9/28/01)                               10.000
         2001 ................................................                             9.444                      374
Fidelity VIP Equity Income (9/28/01)                               10.000
         2001 ................................................                             9.281                    2,959
Fidelity VIP II Index 500 (9/28/01)                                10.000
         2001 ................................................                             9.135                    4,435
MFS Capital Opportunities Series (9/28/01)                         10.000
         2001 ................................................                             8.307                    5,416
MFS Emerging Growth Series (9/28/01)                               10.000
         2001 ................................................                             8.363                      466
MFS High Income Series (9/28/01)                                   10.000
         2001 ................................................                             9.668                    2,894
MFS Research Series (9/28/01)                                      10.000
         2001 ................................................                             8.694                      420
MFS Strategic Income Series (9/28/01)                              10.000
         2001 ................................................                            10.321                    2,869
Pioneer Equity-Income VCT (9/28/01)                                10.000
         2001 ................................................                             9.378                    2,865
Pioneer Fund VCT (9/28/01)                                         10.000
         2001 ................................................                             9.011                      396
Pioneer Growth Shares VCT (9/28/01)                                10.000
         2001 ................................................                             8.666                      410
Pioneer Mid-Cap Value VCT (9/28/01)                                10.000
         2001 ................................................                             9.757                    1,122
Pioneer Real Estate Growth VCT (9/28/01)                           10.000
         2001 ................................................                            10.401                    2,666
Scudder VIT EAFE(R) Equity Index Fund (9/28/01)                    10.000
     2001 ....................................................                             8.656                    2,918
Scudder VIT Small Cap Index Fund (9/28/01)                         10.000
         2001 ................................................                             9.625                    1,778
Scudder VS1 Global Discovery (9/28/01)                             10.000
         2001 ................................................                             8.560                      964
Scudder VS1 Growth and Income (9/28/01)                            10.000
         2001 ................................................                             9.204                    2,632

                                                                                   Accumulation Unit           Number of
                                                   Accumulation Unit Value on    Value at End of Year     Accumulation Units
                   Subaccount                          Commencement Date             (December 31)            at End of
                   ----------                                                                                   Year**
              (Date of Inception)                           ($)*                       ($)*                  (December 31)
Scudder  VS1 International (9/28/01)                             10.000
         2001 ...........................................                                8.237                      529
T. Rowe Price Equity Income (9/28/01)                            10.000
         2001 ...........................................                                9.680                    2,806
T. Rowe Price International Stock (9/28/01)                      10.000
         2001 ...........................................                                8.904                    3,435
T. Rowe Price Limited-Term Bond (9/28/01)                        10.000
         2001 ...........................................                               10.352                    8,508
T. Rowe Price New America Growth (9/28/01)                       10.000
         2001 ...........................................                                9.137                    2,241
T. Rowe Price Personal Strategy Balanced (9/28/01)               10.000
         2001 ...........................................                                9.731                    2,909
Van Kampen UIF Emerging Markets Equity (9/28/01)                 10.000
         2001 ...........................................                                9.405                    1,116
Van Kampen UIF Fixed Income (9/28/01)                            10.000
         2001 ...........................................                               10.372                    2,779
Van Kampen UIF Technology  (9/28/01)                             10.000
         2001 ...........................................                                7.727                      578


     * Accumulation Unit values are rounded to the nearest hundredth of a cent. ** Number of Accumulation Units is rounded to the nearest unit.

-----------------------------
ABOUT US

     We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

--------------------------------
INVESTMENT OPTIONS

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment objectives are briefly summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.
--------------------------------------------------------------------------------

      We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options --- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your purchase payments to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account and the 8-Year and 5-Year Fixed Accounts may be made only in limited circumstances and the Fixed Account options may not be available in all states). Allocations must be in whole percentages and total 100%.

      You can choose among 31 variable investment options and four fixed rate options.

[_]  VARIABLE INVESTMENT OPTIONS

--------------------------------------------------------------------------------
     The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.
     For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.
--------------------------------------------------------------------------------

      With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

      The Variable Account, United of Omaha Separate Account C, provides you with 31 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the portfolios that you select.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on December 1, 1993. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and
             ----------------------------------------------------------------
they could go down in value. Each portfolio operates as a separate investment
---------------------------
fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus. Read these prospectuses carefully before you choose a portfolio.

-------------------------------------------------------------------------------------------------------------------------------
                                       Variable Investment Options
   Asset Category                Under United of Omaha Separate Account C
         (*)                             (Series Fund - Portfolio)                                Objective
-------------------------------------------------------------------------------------------------------------------------------
Sector Equity            Van Kampen Universal Institutional Funds, Inc. -                Long-term capital appreciation
                         Van Kampen UIF Technology Portfolio /(6)/
-------------------------------------------------------------------------------------------------------------------------------
                                                          Technology Securities
-------------------------------------------------------------------------------------------------------------------------------
                         Van Kampen Universal Institutional Funds, Inc. -                Long-term capital appreciation
Emerging Markets         Van Kampen UIF Emerging Markets Equity Portfolio /(6)/
Equity                   ------------------------------------------------------------------------------------------------------
                                                        Emerging market country securities
-------------------------------------------------------------------------------------------------------------------------------
                         Deutsche Asset Management VIT Funds -                           Long-term capital appreciation
                         Scudder VIT EAFE(R) Equity Index Fund Portfolio /(11)/
                         ------------------------------------------------------------------------------------------------------
                                        Statistically selected sample of the securities found in the EAFE(R) Index
                         ------------------------------------------------------------------------------------------------------
                         Scudder Variable Series I Fund -                                Long-term capital appreciation
                         Scudder VS1 Global Discovery Portfolio /(8)/
                         ------------------------------------------------------------------------------------------------------
International Equity                                  Small companies in the U.S. or foreign markets
                         ------------------------------------------------------------------------------------------------------
                         Scudder Variable Series I Fund -                                Long-term capital appreciation
                         Scudder VS1 International Portfolio /(8)/
                         ------------------------------------------------------------------------------------------------------
                                          Common stocks of companies which do business outside the United States
                         ------------------------------------------------------------------------------------------------------
                         T. Rowe Price International Series, Inc. -                      Long-term capital appreciation
                         T. Rowe Price International Stock Portfolio /(9)/
                         ------------------------------------------------------------------------------------------------------
                                                            Common stocks of foreign companies
-------------------------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -                              Long-term capital appreciation with
Real Estate Equity       Pioneer Real Estate Growth VCT Portfolio /(7)/                  current income
                         ------------------------------------------------------------------------------------------------------
                                      Real estate investment trusts (REITs) and other real estate industry companies
-------------------------------------------------------------------------------------------------------------------------------
                         Alger American Fund -                                           Long-term capital appreciation
                         Alger American Small Capitalization Portfolio /(1)/
                         ------------------------------------------------------------------------------------------------------
Small-Cap Equity                  Equity securities of companies with total market capitalization of less than $1 billion
                         ------------------------------------------------------------------------------------------------------
                         Deutsche Asset Management VIT Funds -                           Long-term capital appreciation
                         Scudder VIT Small Cap Index Fund Portfolio /(11)/
-------------------------------------------------------------------------------------------------------------------------------
                                   Statistically selected sample of the securities found in the Russell 2000(R)Index
-------------------------------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -                              Long-term capital appreciation
Mid-Cap Equity           Pioneer Mid-Cap Value VCT Portfolio /(7)/
                         ------------------------------------------------------------------------------------------------------
                                                             Currently undervalued companies
-------------------------------------------------------------------------------------------------------------------------------
                         Alger American Fund -                                           Long-term capital appreciation
                         Alger American Growth Portfolio /(1)/
                         ------------------------------------------------------------------------------------------------------
                                  Equity securities of companies with total market capitalization of more than $1 billion
                         ------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund II -                  Long-term capital appreciation
                         Fidelity VIP II Contrafund Portfolio /(3)/
                         ------------------------------------------------------------------------------------------------------
                                                             Currently undervalued companies
                         -----------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund II -                  Long-term capital appreciation with
                         Fidelity VIP II Index 500 Portfolio /(3)/                       current income
                         ------------------------------------------------------------------------------------------------------
                                                  Stocks that comprise the Standard and Poor's 500 Index
                         ------------------------------------------------------------------------------------------------------
Large-Cap Growth         MFS Variable Insurance Trust -                                  Long-term capital appreciation
Equity                   MFS - Emerging Growth Series Portfolio /(5)/
                         ------------------------------------------------------------------------------------------------------
                                         Common stocks of small and medium-sized companies with growth potential
                         ------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -                                  Long-term capital appreciation
                         MFS - Research Series Portfolio /(5)/
                         ------------------------------------------------------------------------------------------------------
                                         Research analyst's recommendations for best expected capital appreciation
                         ------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -                              Long-term capital appreciation
                         Pioneer Growth Shares VCT Portfolio /(7)/
                         ------------------------------------------------------------------------------------------------------
                                 Focus on secular trends, competitive strength and return on incremental invested capital
                         ------------------------------------------------------------------------------------------------------
                         T. Rowe Price Equity Series, Inc. -                             Long-term capital appreciation
                         T. Rowe Price New America Growth Portfolio /(10)/
                         ------------------------------------------------------------------------------------------------------
                                          Common stocks of U.S. companies in the service sector of the economy
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                       Variable Investment Options
   Asset Category                Under United of Omaha Separate Account C
         (*)                             (Series Fund - Portfolio)                                    Objective
---------------------------------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund -                     Dividend income & capital appreciation
                         Fidelity VIP Equity Income Portfolio /(3)/
                         --------------------------------------------------------------------------------------------------------
                                                            Income-producing equity securities
                         --------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -                                  Long-term capital appreciation
                         MFS - Capital Opportunities Series Portfolio /(5)/
                         --------------------------------------------------------------------------------------------------------
                                                      Common stocks of domestic and foreign companies
                         --------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -                              Current income & long-term growth
                         Pioneer Equity-Income VCT Portfolio /(7)/
                         --------------------------------------------------------------------------------------------------------
Large-Cap Value          Focus on large, strong companies with histories of dividend growth
Equity                   --------------------------------------------------------------------------------------------------------
                         Pioneer Variable Contracts Trust -                              Capital growth with current income
                         Pioneer Fund VCT Portfolio /(7)/
                         --------------------------------------------------------------------------------------------------------
                                              Emphasizes high-quality, value and long-term earnings potential
                         --------------------------------------------------------------------------------------------------------
                         Scudder Variable Series I Fund -                                Long-term capital appreciation with
                         Scudder VS1 Growth and Income Portfolio /(8)/                   current income
                         --------------------------------------------------------------------------------------------------------
                                                       Common stocks of large, established companies
                         --------------------------------------------------------------------------------------------------------
                         T. Rowe Price Equity Series, Inc. -                             Dividend income & capital appreciation
                         T. Rowe Price Equity Income Portfolio /(10)/
                         --------------------------------------------------------------------------------------------------------
                                                  Dividend-paying common stocks of established companies
---------------------------------------------------------------------------------------------------------------------------------
                         Fidelity Variable Insurance Products Fund II -                  Long-term capital appreciation
                         Fidelity VIP II Asset Manager: Growth Portfolio /(3,4)/
                         --------------------------------------------------------------------------------------------------------
Hybrid                                         Domestic and foreign stocks, bonds and short-term investments
                         --------------------------------------------------------------------------------------------------------
                         T. Rowe Price Equity Series, Inc. -                             Capital appreciation & dividend income
                         T. Rowe Price Personal Strategy Balanced Portfolio /(10)/
                         --------------------------------------------------------------------------------------------------------
                                            Diversified portfolio of stocks, bonds and money market securities
---------------------------------------------------------------------------------------------------------------------------------
                         MFS Variable Insurance Trust -                                  Seeks income & capital appreciation
International Fixed      MFS Strategic Income Series Portfolio /(5)/
Income                   --------------------------------------------------------------------------------------------------------
                                                              International government bonds
---------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed         MFS Variable Insurance Trust -                                  High current income and capital
Income                   MFS - High Income Series Portfolio /(5)/                        appreciation
                         --------------------------------------------------------------------------------------------------------
                                           Diversified bond portfolio, some of which may involve equity features
---------------------------------------------------------------------------------------------------------------------------------
                         Van Kampen Universal Institutional Funds, Inc. -                Above average return from a diversified
                         Van Kampen UIF Fixed Income Portfolio /(6)/                     portfolio of fixed income securities
                         --------------------------------------------------------------------------------------------------------
Intermediate-Term /                      Medium to high quality fixed income investments of intermediate maturity
Long-Term Fixed          --------------------------------------------------------------------------------------------------------
Income                   Federated Insurance Series -                                    Current income
                         Federated Fund for U.S. Gov't Securities II Portfolio /(2)/
                         --------------------------------------------------------------------------------------------------------
                                                                   U.S. Government bonds
---------------------------------------------------------------------------------------------------------------------------------
                         T. Rowe Price Fixed Income Series, Inc. -                       High level of current income consistent
Short-Term Fixed         T. Rowe Price Limited-Term Bond Portfolio /(10)/                with modest price fluctuations
Income                   --------------------------------------------------------------------------------------------------------
                                               Short and intermediate-term investment grade debt securities
---------------------------------------------------------------------------------------------------------------------------------
                         Federated Insurance Series -                                    Current income consistent with the
Cash                     Federated Prime Money Fund II Portfolio /(2)/                   stability of principal
                         --------------------------------------------------------------------------------------------------------
                                                           High-quality money market instruments
---------------------------------------------------------------------------------------------------------------------------------


(*) Asset Category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure any portfolio will perform consistent with the categorization. Information contained in the Series Funds' prospectuses should be read carefully before investing in any Subaccount.

Investment advisers of the Series Funds:

     /(1)/  Fred Alger Management, Inc.
     /(2)/  Federated Investment Management Company.
     /(3)/  Fidelity Management & Research Company.
     /(4)/ Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
     /(5)/  Massachusetts Financial Services Company.
     /(6)/  Morgan Stanley Investment Management Inc.
     /(7)/  Pioneer Investment Management, Inc.
     /(8)/  Scudder Kemper Investments, Inc.
     /(9)/ Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.
     /(10)/ T. Rowe Price Associates, Inc.
     /(11)/ Deutsche Asset Management, Inc.

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We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the Series Funds.

--------------------------------------------------------------------------------
     The performance history of each Variable Account Subaccount, which gives you an indication of how each portfolio has performed and the effect of Policy expenses on that performance, is discussed in the Statement of Additional Information. You may obtain a copy from us. The performance history of each portfolio is more fully described in the Series Fund prospectus for each portfolio. Past performance may not be an indication of future performance.
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     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Funds that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

Adding, Deleting, or Substituting Variable Investments

     We do not control the Series Funds, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II Portfolio.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[_]  FIXED RATE OPTIONS (may not be available in all states)

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All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, the SEC staff has not reviewed the Fixed Account disclosures in this Prospectus.
--------------------------------------------------------------------------------

     There are four fixed rate options, the 1-Year Fixed Account, the 5-Year Fixed Account, the 8-Year Fixed Account and the systematic transfer account. The Fixed Account options may not be available in all states. The 8-Year Fixed Account is available only in the Policy Application. In addition, the 5-Year Fixed Account is available only at the time of election of the Renewal Credit. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 3% per year, compounded annually. We may declare a higher current interest rate. The 1-Year Fixed Account interest rate will be guaranteed for one year, the 5-Year Fixed Account interest rate will be guaranteed for five years and the 8-Year Fixed Account interest rate will be guaranteed for eight years. However, amounts in the 5-Year and 8-Year Fixed Accounts may be subject to an Interest Adjustment if amounts are withdrawn prior to the end of the respective term. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed investment options, please see the Policy.

Systematic Transfer Account

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program"). The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to any of the Fixed Accounts. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. Funds may not be transferred from the Subaccounts or the Fixed Accounts to the systematic transfer account once the Policy has been issued (except for funds designated to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or an IRA rollover or transfer), but additional purchase payments may be allocated to the systematic transfer account during the first seven Policy years after you purchase the Policy as long as there are no amounts in the systematic transfer account at the time of such additional allocation.

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in seven months. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing", and we may disallow transactions involving this account on that basis.

Fixed Accounts


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      We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.
--------------------------------------------------------------------------------


      The Fixed Accounts are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate purchase payments to the 8-Year Fixed Account only when you purchase the Policy. You may allocate amounts to the 5-Year Fixed Account only at the beginning of any Renewal Credit Period. Each Policy can hold amounts only in one 8-Year Fixed Account or one 5-Year Fixed Account at any time. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

      We guarantee that money invested in any fixed rate option will earn an effective rate of interest which will yield at least 3% per year, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for the applicable period. Different rates of interest may be credited to each Fixed Account.

     We guarantee that, at any time prior to the Annuity Starting Date or the death of the Owner, the amount in your Fixed Accounts will not be less than:

     (i) the amount of purchase payments allocated and Accumulation Value transferred to the Fixed Accounts, less
     (ii)  premium taxes or other taxes allocable to the Fixed Accounts, less
     (iii) any amounts deducted from the Fixed Accounts in connection with partial withdrawals (including any withdrawal charges or Interest Adjustment), allocable expenses or transfers to the Variable Account, less

     (iv) the charges for the enhanced credit rider and the enhanced earnings death benefit rider, if you elect either of these riders, plus
     (v) interest at a rate which is guaranteed to yield 3% per year, compounded annually, and plus
     (vi)  excess interest (if any) credited to amounts in the Fixed Accounts.

Interest Adjustment

     If you request a transfer, cash surrender or partial withdrawal of amounts in the 5-Year Fixed Account or in the 8-Year Fixed Account, an interest adjustment factor may be applied to determine the partial withdrawal amount or the Cash Surrender Value. The Interest Adjustment may increase or decrease your partial withdrawal amount or Cash Surrender Value, but in no event will the Interest Adjustment result in a credited interest rate which will yield less than 3% per annum. The Interest Adjustment may not be applicable in all states.

     Detailed information regarding the calculation of the Interest Adjustment is set forth in the Policy. For further information please consult the Policy and the POLICY DISTRIBUTIONS section of this Prospectus.

[_]  TRANSFERS

     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period and prior to the Annuity Starting Date, you may transfer Policy value from one Subaccount to another, from the Variable Account to the 1-Year Fixed Account, or from the 1-Year Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

     . We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
     . The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
     . The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $20 each. This fee is deducted from the amount transferred. We will never allow more than 24 transfers in a Policy Year.
     .    A transfer from the Fixed Accounts:
            -  is limited during any Policy Year to 10% of the Fixed Account value on the date of the initial transfer during that year.
            -  may be made only once each Policy Year (unless the dollar cost averaging program or the systematic transfer account program is elected);
            -  is free;
            -  may be delayed up to six months (30 days in West Virginia); and
            -  does not count toward the 12 free transfer limit.
     . We reserve the right to limit transfers, or to modify transfer privileges, into any Subaccount, and we reserve the right to change the transfer rules at any time. We also reserve the right to refuse to complete any transfer into a Subaccount that we determine is intended to be for "market timing" purposes.
     . If the Accumulation Value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime Money Fund II Portfolio.
     . Transfers made pursuant to participation in the dollar cost averaging, STEP, asset allocation or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer fee. See the sections of this Prospectus describing those programs for the rules of each program.
     . If you transfer amounts from the Fixed Accounts to the Variable Account, we can restrict or limit any transfer of those amounts back to the Fixed Accounts.
     . We reserve the right to permit transfers from the Fixed Accounts in excess of the 10% annual limitation. In the event this limitation is waived for amounts in the 5-Year or 8-Year Fixed Accounts, any applicable Interest Adjustment will apply to any amount that is transferred in excess of the 10% limit.
     . Transfers result in cancellation of Accumulation Units in the Subaccount from which the transfer is made, and the purchase of Accumulation Units in a Subaccount to which a transfer is made.

Third-Party Transfers

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. Third-party transfers are subject to the same rules as all other transfers.

[_]  DOLLAR COST AVERAGING

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The dollar cost averaging and the STEP program are intended to result in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer units when the Accumulation Unit value is high. However, there is no guarantee that either program will result in a higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the 1-Year Fixed Account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

Dollar Cost Averaging Rules:

     .   The dollar cost averaging program is free.
     . We must receive notice of your election and any changed instruction --- either Written Notice or an authorized telephone transaction.
     . Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
     . There must be at least $5,000 of Accumulation Value in the Subaccount or Fixed Account from which transfers are being made to begin dollar cost averaging.
     . Amount of each transfer must be at least $100, and must be $50 per Subaccount.
     . If transfers are made from the 1-Year Fixed Account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     . Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     . You may specify that transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     . You can limit the number of transfers to be made, in which case the program will end when that number has been made as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount remaining in the applicable Subaccount or the Fixed Account is less than $100 prior to a transfer.

[_]  SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP program")
     (may not be available in all states)

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You cannot transfer amounts from the STEP program to another Fixed Account.
--------------------------------------------------------------------------------

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial purchase payment from a fixed interest rate account into variable investment options within a seven-month period. You cannot transfer funds from the STEP account into another Fixed Account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the other Fixed Accounts.

STEP Program Rules:

     .   The STEP program is free.
     . Can only be selected on the initial application, for amounts transferred into the Policy pursuant to an Internal Revenue Code
         Section 1035 exchange or an IRA rollover or transfer, or for subsequent purchase payments in the first seven Policy Years only if there is no current balance in the systematic transfer account.
     . Must have at least $5,000 in the systematic transfer account to begin the program.
     . Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in six equal monthly payments.
     .   Transfers must be at least $50 per Subaccount.
     .   Cannot begin before the end of the Policy's "right to examine" period.
     .    You may specify transfers be made on the 1/st/ through the 28/th/ day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfers will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's "right to examine" period ends.
     . No transfers may be made into the systematic transfer account.
     . All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
     . The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.
     . Upon the receipt of funds by Section 1035 exchange or for subsequent purchase payments, the six month payment requirement is restated and the minimum monthly transfer amount is recalculated.

[_]  ASSET ALLOCATION PROGRAM

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.
--------------------------------------------------------------------------------

     The asset allocation program allows you to allocate purchase payments and Policy value among designated Subaccounts and the 1-Year Fixed Account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The fixed rate options are not included in this program.

Asset Allocation Program Rules:

     . The asset allocation program is free.
     . You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
     . Changed instructions, or a request to end this program, must also be by
       Written Notice or authorized telephone transaction.
     . You must have at least $10,000 of Accumulation Value to begin the asset allocation program.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
     . The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.
     . The Series Funds that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the funds in that model, unless you provide us with changed instructions.

     The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

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                                                   ASSET ALLOCATION MODELS
                                                     CURRENT ALLOCATIONS*
-------------------------------------------------------------------------------------------------------------------------------
                 Portfolio                     Principal        Portfolio         Income          Capital          Equity
                                               Conserver        Protector         Builder       Accumulator       Maximizer
                                             (conservative)    (moderately      (moderate)      (moderately     (aggressive)
                                                              conservative)                     aggressive)
                                                    %               %               %                %                %
Alger American Growth                               0                5              10              15               20
Fidelity VIP II Index 500                          20               15              15              15               15
Pioneer Mid-Cap Value VCT                           0                5              10              15               20
T. Rowe Price Equity Income                         0                5              10              15               20
T. Rowe Price International Stock                   0               10              15              15               20
T. Rowe Price Limited-Term Bond                    50               30               0               0                0
Van Kampen UIF Emerging Markets Equity              0                0               0               5                5
Van Kampen UIF Fixed Income                        30               30              40              20                0
-------------------------------------------------------------------------------------------------------------------------------
                  * We retain the right to change model allocations or to substitute portfolio options therein in future prospectuses. Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.
-------------------------------------------------------------------------------------------------------------------------------

     We use Callan Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

[_] REBALANCING PROGRAM

      The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the 1-Year Fixed Account pursuant to your instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of any STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Rebalancing Program Rules:

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The rebalancing program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.
--------------------------------------------------------------------------------

     .  The rebalancing program is free.
     . You must request the rebalancing program and give us your rebalancing instructions by Written Notice or an authorized telephone transfer. Changed instructions, or a request to end this program must also be by Written Notice.
     . You must have at least $10,000 of Accumulation Value to begin the rebalancing program.
     .  You may have rebalancing occur quarterly, semi-annually or annually.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
     . If you elect the asset allocation program, your value in the Subaccounts will automatically be rebalanced to the model you choose on an annual basis, unless you elect semi-annual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

     The rebalancing program does not protect against a loss and may not achieve your investment goals.

---------------------------
IMPORTANT POLICY PROVISIONS

     The Ultra-Rewards Policy is a flexible purchase payment variable deferred annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under an annuity payout option or as a death benefit.

[_] POLICY APPLICATION AND ISSUANCE

--------------------------------------------------------------------------------
Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.
--------------------------------------------------------------------------------

     To purchase a Policy, you must submit an application and a minimum initial purchase payment. A Policy usually will be issued only if you are age 80 or younger, and the Annuitant is age 80 or younger. If you change the annuitant, the annuitant may not be older than 85 at the time of the change. We reserve the right to reject any application or purchase payment for any reason.

     If your application is in good order upon receipt, we will credit your initial net purchase payment to the Policy's Accumulation Value in accordance with the "right to examine" rules in your state within two Business Days after the later of the date we receive your application or your payment. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial purchase payment unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met. The date we credit your initial net purchase payment to your Policy's Accumulation Value is the date of issue of the Policy.

Application in Good Order

All application questions must be answered, but particularly note these requirements:

     - The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
     - Your purchase payment allocations must be completed, be in whole percentages, and total 100%.
     - Initial purchase payment must meet minimum purchase payment requirements.
     -  Your signature and your agent's signature must be on the application.
     -  Identify the type of plan, whether it is nonqualified or qualified.
     -  City, state, and date application was signed must be completed.
     -  Your agent must be both properly licensed and appointed with us.

Purchase Payment Requirements


     Your purchase payment checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting any payment made by check to your Policy's Accumulation Value until your bank has honored the check. Payment by certified check, banker's draft, or cashier's check will be promptly applied. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources. We reserve the right to change the following purchase payment requirements.


     Initial Purchase Payment:
     ------------------------

     -  The only purchase payment required. All others are optional.
     -  Must be at least $10,000.

     Additional Purchase Payments:
     ----------------------------

     - Must be at least $500 (except that we will accept electronic funds transfer amounts of at least $100).
     -  Will not be accepted on or after your Annuity Starting Date.

Allocating Your Purchase Payments

     You must allocate your purchase payments to one or more of the variable investment or fixed rate options. The allocations in your Policy application will be used for additional purchase payments until you change your allocation. If you do not specify any allocation, we will not accept your purchase payment.

     -  Allocations must be in whole percentages, and total 100%.
     - The minimum allocation amount is $500 (or $100 for electronic funds transfer amounts).
     - You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to payments received on or after the date we receive your Written Notice or authorized telephone transaction.
     - All purchase payments will be allocated pursuant to your instructions on record with us, except your initial purchase payment and any additional purchase payments received during your Policy's "right to examine" period may be subject to the following special requirements.


"Right to Examine" Period Allocations:
-------------------------------------

     We will allocate your net initial purchase payment to your selected Subaccounts and Fixed Accounts on the date of issue of the Policy. If you cancel your Policy during the "right to examine" period, the amount that we refund to you will depend upon state law. In states that require us to refund your account value, we will return your Accumulation Value upon your cancellation of the Policy during the "right to examine" period. In return of purchase payment states, we will refund your full purchase payment upon your cancellation of the Policy during the "right to examine" period.

Enhanced Credit Rider (may not be available in all states)

     If you elect this rider, on the Policy's date of issue we will add an enhanced credit equal to 4% of your initial purchase payment to your Accumulation Value. For every purchase payment that you make in the first seven Policy years, we will add another enhanced credit to your Accumulation Value on the date we receive any additional purchase payment. The additional enhanced credit will equal a percentage of the additional purchase payment as follows:

         ------------------------------------------------------------------------------------------------
         Policy Year                             1       2       3     4       5      6      7     8+
         ------------------------------------------------------------------------------------------------
         Percentage of Purchase Payment          4%      3.5%    3%    2.5%    2%    1.5%    1%    0%
         ------------------------------------------------------------------------------------------------

     Any additional enhanced credits will be allocated among the Subaccounts and the 1-Year Fixed Account in the same proportion as the related purchase payment is allocated, according to your current instructions.

     The enhanced credit rider can only be elected on the Policy application, and cannot be elected after the Policy is issued. Once the enhanced credit rider is elected, it cannot be cancelled, and will only terminate as described in this section.

     If you elect the enhanced credit rider, you will be charged a daily fee which is equal to .50% of your Accumulation Value on an annual basis for the first eight Policy Years. Accordingly, you should consider this fee along with the features of the enhanced credit rider to be certain that the enhanced credit rider meets your financial needs and goals. Enhanced credits are treated as earnings for tax purposes.

     We may recapture part or all of the dollar amount of an enhanced credit upon an occurrence of any of the following events:

     -  Cancellation of your Policy during the right to examine period.
     - Surrender of your Policy for its Cash Surrender Value during the first seven Policy Years.
     -  Certain partial withdrawals during the first seven Policy Years.
     - Enhanced credits that are given within 12 months of the death of any Owner.

        If a recapture event occurs, the nonvested portion of each enhanced credit will be determined in accordance with the following schedule:

                Policy Year     Percentage of Enhanced Credit Recaptured
                    1                       100%
                    2                       100%
                    3                        75%
                    4                        75%
                    5                        50%
                    6                        50%
                    7                        25%

     Additional details regarding recapture of the enhanced credit are set forth below.

- "Right to examine Period" - If you cancel your Policy during the "right to examine" period in states that require the return of your purchase payment, we will recapture the full amount of the enhanced credit. If you cancel your Policy during the "right to examine" period in states that require the return of your Accumulation Value, we will also recapture the full amount of the enhanced credit. However, in all states the amount returned to you will reflect all gains and losses attributed to the enhanced credit amount.

- Cash Surrender - If you surrender the Policy for its Cash Surrender Value during the first seven Policy Years, we will recapture some or all of the enhanced credits on a proportional basis before calculating the Cash Surrender Value. However, the Cash Surrender Value will reflect all gains and all losses attributed to the enhanced credit amount. The amount of enhanced credit(s) to be recaptured equals:

     (a) the Accumulation Value in excess of the 10% withdrawal amount described in the Policy Distributions section of this Prospectus; divided by
     (b) the sum of all purchase payments made under the Policy; the result multiplied by
     (c) the sum of all enhanced credit(s), provided that the total amount recaptured will never exceed the total of all enhanced credit(s) received under the Policy;
     (d)  the result multiplied by the applicable recapture percentage.

     Two examples of this recapture formula are:

     Example 1

     The Policy Owner makes purchase payments of $100,000 in the first Policy Year and receives enhanced credits of $4,000. Assume that the Accumulation Value of this Policy increases to $125,000 by the fifth Policy Year. If the Policy Owner withdraws this entire amount, the amount recaptured would be calculated as follows:

          $112,500 (the withdrawal amount in excess of the 10% "free" withdrawal amount)
     /    $100,000 (the sum of all purchase payments made)
     x    $  4,000 (the sum of all enhanced credits received under the Policy)

     or $112,500 / $100,000 = 1.125 x $4,000 = $4,500, but since the amount recaptured cannot exceed the amount of enhanced credit received, the potential amount recaptured would be $4,000. This amount would be multiplied by 50%, which is the recapture percentage applicable in the fifth Policy Year. Accordingly, the amount recaptured would be $2,000 ($4,000 x .5).

     Example 2

     The Policy Owner makes purchase payments of $100,000 in the first Policy Year and receives enhanced credits of $4,000. Assume that the Accumulation Value of this Policy decreases to $90,000 by the fourth Policy Year. If the Policy Owner withdraws this entire amount, the amount recaptured would be calculated as follows:

          $ 81,000 (the withdrawal amount in excess of the 10% "free" withdrawal amount)
     /    $100,000 (the sum of all purchase payments made)
     x    $  4,000 (the sum of all enhanced credits received under the Policy)

     or $81,000 / $100,000 = .81 x 4,000 = $3,240 is the potential amount that would be recaptured. This amount would be multiplied by 75%, which is the recapture percentage applicable in the fourth Policy Year. Accordingly, the amount recaptured would be $2,430 ($3,240 x .75).

     This recapture provision will not apply to any cash surrender when a waiver of withdrawal charge described in the Waiver of Withdrawal Charges section of this Prospectus is applied.

- Partial Withdrawal - If you make a partial withdrawal in excess of the 10% withdrawal amount described in the Policy Distributions section of this Prospectus during the first seven Policy Years, we will recapture some or all of the enhanced credits on a proportional basis from the Accumulation Value on the date of withdrawal. However, the Accumulation Value after the date of withdrawal will reflect all gains and all losses attributed to the enhanced credit amount. The amount of the enhanced credit(s) to be recaptured equals:

         (a) the withdrawal amount in excess of the 10% withdrawal amount described in the Policy Distributions section of this Prospectus; divided by
         (b) the sum of all purchase payments made under the Policy; the result multiplied by
         (c) the sum of all enhanced credit(s), provided that the total amount recaptured will never exceed the total of all enhanced credit(s) received under the Policy;
         (d)  the result multiplied by the applicable recapture percentage.

         An example of this recapture provision is:

         The Policy Owner makes purchase payments of $100,000 in the first Policy Year and receives enhanced credits of $4,000. Assume that the Accumulation Value of the Policy increases to $125,000 by the fifth Policy Year. If the Policy Owner withdraws $20,000, the amount that would be recaptured would be calculated as follows:

              $  7,500 (the withdrawal amount in excess of the 10% "free"
                        withdrawal amount)
         /    $100,000 (the sum of all purchase payments made)
         x    $  4,000 (the sum of all enhanced credits received under the
                        Policy)

         or $7,500 / $100,000 = .075 x $4,000 = $300 is the potential amount that would be recaptured. This amount would be multiplied by 50%, which is the recapture percentage applicable in the fifth Policy Year. Accordingly, the amount recaptured would be $150 ($300 x .5).

         This recapture provision will not apply to any partial withdrawal when a waiver of withdrawal charge described in the Waiver of Withdrawal Charges section of this Prospectus is applied.

     - Death Benefit - The amount of any account value, step-up value or roll-up value death benefit will not include any enhanced credits given within the 12 months prior to the date of any Owner's death. However, the amount of any account value, step-up value or roll-up value death benefit will reflect all gains attributed to the enhanced credit amount.

     If the overall performance of your Policy is negative, a recapture of the enhanced credit could result in a net loss to you.

         The enhanced credit rider terminates on the earliest of:

         (a) the end of the first eight Policy years; or
         (b) the date the Policy terminates.

Renewal Credit Provision

     You may elect the Renewal Credit on any Policy anniversary after the end of the eighth Policy Year and at the end of any Renewal Credit Period thereafter through age 85.

     If you elect the Renewal Credit Provision:

         (a) we will add a 2.5% credit to your Accumulate Value;
         (b) you may elect the 5-Year Fixed Account; and
         (c) amounts withdrawn may be subject to an Interest Adjustment and to a withdrawal charge of 5% as described in EXPENSES - Withdrawal Charge

     The Renewal Credit will be calculated as follows:

         (a) the Accumulation Value as of the Business Day immediately preceding the day the Renewal Credit is added; multiplied by
         (b) 2.5%.

     The Renewal Credit will be allocated among the Fixed Account and Subaccounts in the same proportion as Accumulation Value is allocated at the time the Renewal Credit is added.

     There is no charge to elect the Renewal Credit provision. We may use a portion of withdrawal charges and the mortality and expense risk charge to help recover the cost of providing the Renewal Credit. Renewal Credits are treated as earnings for tax purposes.

[_]  ACCUMULATION VALUE

     On your Policy's date of issue, the Accumulation Value equals the initial purchase payment less any charge for applicable premium taxes. On any Business Day thereafter, the Accumulation Value equals the sum of the Policy's values in the Variable Account and the Fixed Accounts. The Policy's Accumulation Value is expected to change from day to day, reflecting the expenses and investment experience of the selected investment portfolios (and interest earned in the Fixed Accounts) as well as the Policy's deductions for charges.

Variable Account Value

     The Policy's value in the Variable Account equals the sum of the Policy's Accumulation Values for each Subaccount.

     The Accumulation Value for each Subaccount equals:

        (a) the current number of Accumulation Units in the Subaccount for the Policy; multiplied by
        (b) the current Accumulation Unit value.

     A net purchase payment, withdrawal or transfer allocated to a Subaccount is converted into Accumulation Units by dividing the dollar amount by the Accumulation Unit value for the applicable Subaccount for the day during which the net purchase payment or transfer is allocated to or transferred from the Subaccount. The initial Accumulation Unit value for each Subaccount was set at $10 when the Subaccount was established (except it was $1 for the Federated Prime Money Fund II Subaccount). The Accumulation Unit value may increase or decrease from one day to the next.

     The Accumulation Unit value for a Subaccount on any Business Day is calculated as follows:

        (a) the value of the Accumulation Unit as of the end of the last Business Day; multiplied by
        (b) the net investment factor for the Subaccount as of the end of the current Business Day.

     The net investment factor for the Subaccount is determined as follows:

        (a) the net asset value per share for the related Series Fund as of the current Business Day; plus
        (b) a per share amount of any dividend or capital gain distributed by the Series Fund on that day; minus
        (c) a per share charge for any taxes we incurred since the previous Business Date that were charged to the Subaccount;
        (d) divided by the net asset value for the related Series Fund for the previous Business Day; minus
        (e) an asset charge factor that reflects the mortality and expense risk charge, any administrative expense charge and any applicable charges for riders and other expenses.

Fixed Account Value

     The accumulation value of any Fixed Account (other than the systematic transfer account) on any Business Day equals:

        (a) the accumulation value at the end of the preceding Business Day;
            plus
        (b) any net purchase payments credited since the end of the previous Business Day; plus
        (c) any transfers from the Subaccounts credited since the end of the previous Business Day; minus
        (d) any transfers from the Fixed Account to the Subaccounts since the end of the previous Business Day; minus
        (e) any partial withdrawal, withdrawal charge, expenses and Interest Adjustment taken from the Fixed Account since the end of the previous Business Day; plus
        (f) interest credited on the Fixed Account balance.

Systematic Transfer Account Value

     The accumulation value of the systematic transfer account on any Business Day equals:

        (a) the value at the end of the preceding Business Day; plus

        (b) any purchase payments credited since the preceding Business Day;
            minus

        (c) any partial withdrawal, withdrawal charge and expenses taken from the systematic transfer account since the end of the preceding Business Day; minus
        (d) any transfers from the systematic transfer account to the Subaccounts since the end of the preceding Business Day; plus
        (e) interest credited on the systematic transfer account balance.

[_]  TELEPHONE TRANSACTIONS

        Telephone Transactions Permitted                 Telephone Transaction Rules:
     .  Transfers.                                       .   Only  you may  elect.  Do so on the  Policy  application  or by
     .  Partial  withdrawals  of  $10,000  or less by        prior Written Notice to us.
        you (may be restricted in community  property    .   Must be  received  by  close  of the New  York  Stock  Exchange
        states).                                             ("NYSE")  (usually 3 p.m.  Central Time); if later, the transaction
     .  Change of purchase payment allocations.          .   will be processed the next Business Day.
                                                         .   Will be recorded for your protection.
                                                         .   For  security,  you must  provide your Social  Security  number and/or other identification information.
                                                         .   May be discontinued at any time as to some or all Owners.
                                                         .   For any  transaction  that  would  reduce or  impair  the death benefit, consent from any irrevocable beneficiary is required.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

Any Owner individually can make telephone transactions, even if there are joint Owners.

[_]  DEATH OF ANNUITANT

     If the Annuitant is an Owner or joint Owner, the death of the Annuitant will be treated as the death of an Owner.

     If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, you may name a new Annuitant. If you do not name a new Annuitant, you will become the Annuitant.

[_]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payments of partial withdrawals or a cash surrender from the Fixed Accounts for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

     We reserve the right to delay payments of partial withdrawals or a cash surrender from both the Variable Account and the Fixed Accounts until all of your purchase payment checks have been honored by your bank.

[_]  MINOR OWNER OR BENEFICIARY


     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. In most states parental status does not automatically give parents the power to provide an adequate
            ---
release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.


[_]  POLICY TERMINATION

     We may cancel your Policy upon 60 days' notice to you if the Accumulation Value falls below $1,000. This cancellation would be a full surrender of the Policy. Upon Policy termination, a withdrawal charge, Interest Adjustment and premium taxes may apply, and enhanced credits may be recaptured.

-----------------------------------------------------------
EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each portfolio; those expenses are described in each Series Fund prospectus.

[_]  WITHDRAWAL CHARGE

         ----------------------------------------------------------------------------------------------------
         Years Since Issuance of Policy                 1     2      3      4     5      6      7     8
         ----------------------------------------------------------------------------------------------------
         Applicable Withdrawal Charge Percentage        8%    8%     8%     7%    7%     6%     6%    5%
         ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   A withdrawal charge equal to 5% will also apply during any Renewal Credit
                                    Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 We determine the amount of the withdrawal charge by multiplying the amount of each withdrawal by the applicable withdrawal charge percentages. The withdrawal charge percentages are expressed in terms of Accumulation Value. In addition, withdrawal charges are subject to a limit of 9% of all purchase payments made. Therefore, if the value of your Policy increases over time, your withdrawal charges (as a percentage of Accumulation Value) may be less than those set forth above. You will never pay more than the percentages set forth in the chart above.
--------------------------------------------------------------------------------

     We will deduct a withdrawal charge, expressed as a percentage of Accumulation Value surrendered or withdrawn, upon a full surrender or partial withdrawal as provided below. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The withdrawal charge percentage varies depending upon the number of years elapsed since the Policy was issued. The amount of a partial withdrawal you request plus the withdrawal charge and any applicable Interest Adjustment is deducted from the Accumulation Value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Accounts on a pro rata basis, unless you instruct us otherwise.

The withdrawal charge will not apply:

     (a)  to a death benefit paid under the Policy;
     (b) to any amounts available for withdrawal under the Free Partial Withdrawal provision described below;
     (c)  after the eighth Policy Year, except during a Renewal Credit Period;
     (d) when the Waiver of Withdrawal Charges provision is exercised, as described below;
     (e) to any withdrawals following the first Policy Anniversary following the Annuitant's 90/th/ birthday;
     (f) to a qualified plan required minimum distribution amount which is based solely on the Accumulation Value of this Policy; or
     (g) for qualified plans, to amounts you paid in excess of the allowable tax deduction for that plan that we refund to you.

     The withdrawal charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the mortality and expense risk charge (described below).

Free Partial Withdrawals

     Each Policy Year, you can withdraw up to 10% of Accumulation Value without incurring a withdrawal charge. This "free withdrawal amount" is based on the Accumulation Value at the time of the first withdrawal each Policy Year.

Withdrawal Charge Waivers (not available in all states)

We will waive the withdrawal charge, any Interest Adjustment and will not recapture enhanced credits upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in every state, and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state.

     Hospitalization and Nursing Home Waiver. Any partial withdrawal or
     ---------------------------------------
surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days:
(a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. This waiver is not available if any Owner is confined to any of these facilities on the date of issue of the Policy (except in Pennsylvania).
     We will not accept any additional purchase payments under your Policy once this waiver is elected.

     Disability Waiver. Any partial withdrawal or surrender while you are
     -----------------
physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense.
     We will not accept any additional purchase payments under a Policy once this waiver has been elected. The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue of the Policy (except in certain states) or is age 65 or older on the date of withdrawal.

     Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania).
      -----------------------------------------------------------------------
Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Massachusetts). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have an Owner diagnosed with such illness examined by a licensed physician of our choice and at our expense.
     We will not accept any additional purchase payments under a Policy once this waiver has been elected. The terminal illness waiver is not available if any Owner is diagnosed with a terminal illness prior to or on the date of issue of the Policy (except in certain states).

     Unemployment Waiver. Any partial withdrawal or surrender in the event you
     -------------------
become unemployed. The unemployment waiver is only available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if any Owner or Annuitant is receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

     Transplant Waiver. Any partial withdrawal or surrender if you undergo
     -----------------
transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

     Residence Damage Waiver. Any partial withdrawal or surrender if your
     -----------------------
primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

     Death of Spouse or Minor Dependent Waiver. Partial withdrawals of the
     -----------------------------------------
following percentage of Accumulation Value made within six months of your spouse's or a minor dependent's death: death of spouse, 50%; death of a minor dependent, 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the withdrawal charge.

[_]        MORTALITY AND EXPENSE RISK CHARGE

--------------------------------------------------------------------------------
1.25% annual rate, deducted daily from net assets in the Variable Account.
--------------------------------------------------------------------------------

     We impose a daily charge to compensate us for the mortality and expense risks we have under the Policy. This charge is equal to an annual rate of 1.25% of the value of the net assets in the Variable Account, and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount.

     Our mortality risk arises from our obligation to pay death benefits prior to the Annuity Starting Date and to make annuity payments. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.

     Our expense risk is that our costs to administer your Policy and costs relating to the Renewal Credit will exceed the amount we collect through administrative charges.

     If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is profit to us. We expect a profit from this charge. If the withdrawal charge does not cover our Policy distribution costs, the deficiency is met from our general corporate assets, which may include amounts, if any, derived from this mortality and expense risk charge.

[_]  ADMINISTRATIVE CHARGES


--------------------------------------------------------------------------------
Policy                 Fee $40 deducted annually for each Policy with
                       Accumulation Value of $50,000 or less. The Policy fee
                       will not be deducted from any Policy with Accumulation
                       Value of more than $50,000.
--------------------------------------------------------------------------------
                       0.15%  annual Rate  deducted  daily from the
Administrative         net  assets  of each  Subaccount,  for  each
Expense                Policy with Accumulation Value of less than
Charge                 $100,000. No administrative expense charge is deducted
                       from any Policy with Accumulation Value of $100,000 or
                       more.
--------------------------------------------------------------------------------

     These charges help cover our cost to administer your Policy and will not increase.

     We deduct a Policy fee of $40 from your Policy's value in the Variable Account on the last Business Day of each Policy Year prior to the Annuity Starting Date (and upon a complete surrender) if your Policy has Accumulation Value of $50,000 or less on such date. No Policy fee will be deducted if your Policy has an Accumulation Value of more than $50,000 on such date. This fee is levied by canceling Accumulation Units. The Policy fee is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account.

     We also deduct a daily charge to compensate us for the expenses that we incur to administer your Policy during every quarterly period in which your Policy's Accumulation Value is less than $100,000 on the final day of the previous quarter. This administrative expense charge is equal to an annual rate of 0.15% of the value of the Policy's assets in the Variable Account and will not increase. This charge is reflected in the Accumulation Unit values for each Subaccount. If your Policy's Accumulation Value is less than $100,000 at the end of one quarter, and increases to an amount in excess of $100,000 by the end of the next quarter, we will exchange your Accumulation Units for Accumulation Units that will not include a charge for the administrative expense charge. Likewise, if your Policy's Accumulation Value is more than $100,000 at the end of one quarter and decreases to an amount less than $100,000 by the end of the next quarter, we will exchange your Accumulation Units for Accumulation Units that include a charge for the administrative expense charge. The administrative expense charge is deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total value in the Variable Account.


[_]  ENHANCED DEATH BENEFIT CHARGE

--------------------------------------------------------------------------------
A daily charge which is equivalent to an annual charge of 0.30%.
--------------------------------------------------------------------------------

     This charge compensates us for expenses and increased risks associated with providing the enhanced death benefit. If you elect the enhanced death benefit rider, we deduct a daily charge which is equivalent to an annual charge of 0.30% of the net assets of each Subaccount. This charge is reflected in the Accumulation Unit values for each Subaccount.

[_]  ENHANCED EARNINGS DEATH BENEFIT CHARGE

--------------------------------------------------------------------------------
A daily charge which is equivalent to an annual charge of 0.30%.
--------------------------------------------------------------------------------

     This charge compensates us for expenses and increased risks associated with providing the enhanced earnings death benefit. If you elect the enhanced earnings death benefit rider, we deduct a daily charge which is equivalent to an annual charge of 0.30% of the net assets of each Subaccount and the Fixed Accounts. If you terminate this rider, we will no longer deduct a daily charge for the enhanced earnings benefit rider. At this time, we will exchange your Accumulation Units for Accumulation Units that do not reflect a charge for this rider.

[_]  ENHANCED CREDIT CHARGE

--------------------------------------------------------------------------------
A daily charge which is equivalent to an annual charge of 0.50%.
--------------------------------------------------------------------------------

     This charge compensates us for costs associated with providing the enhanced credit rider. If you elect the enhanced credit rider, we deduct a daily charge which is equivalent to an annual charge of 0.50% of the net assets of each Subaccount and the Fixed Accounts. This charge is reflected in the Accumulation Unit value for each Subaccount and in a reduced yield for the Fixed Accounts. At the end of the eighth Policy Year we will no longer deduct a daily charge for the enhanced credit rider. At this time, we will exchange your Accumulation Units for Accumulation Units that do not reflect a charge for this rider.

[_]  TRANSFER FEE


--------------------------------------------------------------------------------
$20 per Subaccount transfer after 12 free transfers each Policy Year.
--------------------------------------------------------------------------------


     The first 12 transfers from Subaccounts, and all transfers from the Fixed Accounts are not subject to a transfer charge. A transfer fee of $20 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred on the date of the transfer. Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. Dollar cost averaging, asset allocation, the STEP program and rebalancing program transfers do not count toward the 12 free transfers. See the sections of this Prospectus describing those programs for the rules of each program.

[_]  PREMIUM TAX CHARGE


--------------------------------------------------------------------------------
Varies, up to 3.5%.
--------------------------------------------------------------------------------


     Some states and municipalities levy a tax on annuity contracts issued by insurance companies, ranging up to 3.5% of your purchase payments. These tax rates, and the timing of the tax, vary and may change. Depending upon when the tax is paid by us in the state governing your Policy, if any, we deduct a charge for the tax (except in Oregon) we are obliged to remit either (a) from purchase payments as they are received, (b) upon surrender of the Policy, (c) upon your death, or (d) upon applying the Policy proceeds to an annuity payout option.

[_]  OTHER TAXES

--------------------------------------------------------------------------------
Currently, NONE.
--------------------------------------------------------------------------------

     No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Variable Account.

[_]  OTHER EXPENSES; INVESTMENT ADVISORY FEES

--------------------------------------------------------------------------------
See the INTRODUCTION AND SUMMARY section and each Series Fund's prospectus.
--------------------------------------------------------------------------------

     Each Series Fund portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. They are also summarized in the Series Fund annual expenses table in the INTRODUCTION AND SUMMARY section at the beginning of this Prospectus.

----------------------------------
POLICY DISTRIBUTIONS

     There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Starting Date. Taxes, tax penalties, withdrawal charges and an Interest Adjustment may apply to amounts taken out of your Policy before the Annuity Starting Date (and enhanced credits may be recaptured). Your Policy also provides several kinds of death benefits that may be paid upon your death prior to the Annuity Starting Date. All or part of a death benefit may be taxable.

[_]  WITHDRAWALS

--------------------------------------------------------------------------------
Withdrawals may be subject to:

     -   Income Tax
     -   Penalty Tax
     -   Interest Adjustment
     -   Withdrawal Charge
     -   Premium Tax Charge
--------------------------------------------------------------------------------

     You may withdraw all or part of your Policy's Cash Surrender Value prior to the Annuity Starting Date. Amounts withdrawn during the first eight Policy Years, except for "free" partial withdrawals described below, and during a Renewal Credit Period, are subject to a withdrawal charge and an Interest Adjustment. Following a full surrender of the Policy, or at any time the Accumulation Value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

"Free" Partial Withdrawals

     Each Policy Year you may withdraw up to 10% of your Policy's Accumulation Value, calculated as of the date of the first withdrawal that year, without deduction of a withdrawal charge or an Interest Adjustment. The 10% amount is determined when the first withdrawal is made during the applicable year; additional purchase payments contributed later in that Policy Year or on the date of your request are not included in determining the 10% amount.

Systematic Withdrawal Plan

     The systematic withdrawal plan allows you to automatically withdraw payments of a predetermined dollar amount or fixed percentage of Accumulation Value from a specified investment option monthly, quarterly, semiannually or annually. Although this Plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to the penalties, charges and expenses described above; you may wish to consult a tax adviser before requesting this plan.

Withdrawal Rules:

     . Withdrawals must be by Written Notice or authorized telephone transaction. The "Request for Systematic Withdrawal Plan" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is received by us.
     . Withdrawals are made first from Policy earnings, then as a return of purchase payments.
     . Minimum withdrawal is $500 from any investment option ($100 for the systematic withdrawal plan).
     . Any partial withdrawal must leave an Accumulation Value of at least $1,000. If less than $1,000 remains in an investment option, we will treat your withdrawal request as a full withdrawal of that investment option.

     . No more than a pro rata amount (or 10% of the total amount in the Fixed Accounts, whichever is less) may be withdrawn from the Fixed Accounts for any partial withdrawal. Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be complete in less time than originally anticipated. Withdrawals from the 5-Year Fixed Account and the 8-Year Fixed Account may be subject to an Interest Adjustment. Only one withdrawal per year is allowed out of the Fixed Accounts.
     . Withdrawals result in cancellation of Accumulation Units from each applicable Subaccount and deduction of Accumulation Value from the fixed rate options in the ratio that the value of each such investment option bears to the Policy's total Accumulation Value (i.e., pro rata from each applicable investment option). If you do not specify which investment option(s) to take the withdrawal from, it will be taken from each investment option in the proportion that the Accumulation Value in each investment option bears to the Policy's total Accumulation Value.
     . Because a withdrawal charge, an Interest Adjustment and a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Variable Account, the total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total purchase payments made.
     . Unless you give us Written Notice to not withhold taxes from a withdrawal, we must withhold 10% of the amount withdrawn to be paid as a federal tax, as well as any amounts required by state law to be withheld for state income taxes.
     . Withdrawals may be restricted or prohibited for certain qualified policies.

[_]  ANNUITY PAYMENTS


--------------------------------------------------------------------------------
Part or all of any annuity payments may be taxable as ordinary income and if premature, subject to a tax penalty.
--------------------------------------------------------------------------------


     One benefit of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) that you name. The level of annuity payments is determined by your Policy Accumulation Value, the Annuitant's sex (except where prohibited by law) and age, and the annuity payout option selected. All of the payout options provide for fixed payouts; variable payouts are not available.

     Annuity payees must be individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity payout option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Annuitant.

     Annuity payments are based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher rate for payout options 1, 2, 3, or 6 (see below). Current immediate annuity rates for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Policy). The guaranteed amounts are based on the 2000a mortality table, and an interest rate which is guaranteed to yield 3% on an annual basis. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the Annuity Starting Date, and does not change.

Annuity Starting Date

     You select the Annuity Starting Date by completing an election form that you can request from us at any time. This date may not be any earlier than the second Policy anniversary. This date may be as late as the Policy's annual anniversary date following the Annuitant's 95/th/ birthday. If your Annuity Starting Date is prior to the first Policy Anniversary following the Annuitant's 90th birthday, and is during the first eight Policy Years or during a Renewal Credit Period, you may be subject to withdrawal charges and an Interest Adjustment. Accordingly, we strongly recommend that you not schedule your Annuity Starting Date during the first eight Policy Years or during a Renewal Credit Period if you intend for such payments to start prior to your 90th birthday. For a detailed explanation of the withdrawal charge please see EXPENSES - Withdrawal Charge, and for a detailed explanation of the Interest Adjustment, please see FIXED RATE OPTIONS - Interest Adjustment.

Selecting an Annuity Payout Option

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The longer the guaranteed or projected annuity payout option period, the lower the amount of each annuity payment.
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     You choose the annuity payout option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice that we receive at least 30 days before the Annuity Starting Date. If no selection is made by then, annuity payments will be made under payout option 4 providing lifetime income with payments guaranteed for 10 years. We may pay your Policy proceeds in one sum if they are less than $2,000, or when the payout option chosen would result in periodic payments of less than $20.

     If you die before the Annuity Starting Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the annuity payout options (unless applicable law or a settlement agreement dictate otherwise).

Annuity Payout Options

     Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

     NOTE: Unless you elect a payout option with a guaranteed period or option 1 (described below), it is possible that only one annuity payment would be made under the annuity payout option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.

     The following annuity payout options are currently available:

     1)   Proceeds Held on Deposit at Interest. While proceeds remain on
          ------------------------------------
          deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

     2)   Income of a Specified Amount. Proceeds are paid in monthly
          ----------------------------
          installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

     3)   Income for a Specified Period. Periodic payments of proceeds are paid
          -----------------------------
          for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

     4)   Lifetime Income. Proceeds are paid as monthly income during the
          ---------------
          Annuitant's life. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds.

     Guarantees available for the Lifetime Income Option
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          Guaranteed Period - An amount of monthly income is guaranteed for a
          -----------------
          specified number of years, and thereafter as long as the Annuitant lives.

          Guaranteed Amount - An amount of monthly income is guaranteed until
          -----------------
          the sum of the payments equal the proceeds placed under the option and as long after that as the Annuitant lives.

     5)   Lump-Sum. Proceeds are paid in one sum.
          --------

     6)   Alternative Schedules. We may be able to accommodate making annuity
          ---------------------
          payments under other options, including joint and survivor periods. Contact us for more information.

[_]  DEATH BENEFITS

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A death benefit is payable upon:
-  the Policy is currently in force;
-  receipt of Due Proof of Death of the first Owner to die;
-  proof that such Owner died before the Annuity Starting Date.

"Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.
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     We will pay the death benefit after we receive necessary documentation of an Owner's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity payout option (including a lump-sum payment) to the extent allowed by applicable law (see "IRS Required Distributions," below) and any settlement agreement in effect at your death. If the Beneficiary does not make an annuity payout option election within 60 days of our receipt of Due Proof of Death regarding your death, we will issue a lump-sum payment to the Beneficiary.

     If an Owner of the Policy is a corporation, trust or other nonindividual, we treat the primary Annuitant as an Owner for purposes of determining payment of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.

     If the Annuitant is an Owner or joint Owner, the Annuitant's death is treated as an Owner's death.

     If the Annuitant is not an Owner and the Annuitant dies before the Annuity Starting Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

     We will deduct a charge for any applicable premium tax not previously deducted from the death benefit payable.

Standard Death Benefit

     If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and we will pay a death benefit to your Beneficiary.

During the first eight Policy Years, the standard death benefit equals the greater of:

     1) your Policy's Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes (and less any enhanced credits that are recaptured) on the later of the Business Day we receive due proof of death or an annuity payout option is elected; or
     2) the sum of net purchase payments, reduced proportionately by partial withdrawals.

We will reset the standard death benefit:

     1)   on the eighth Policy anniversary; and
     2) on every fifth Policy anniversary thereafter that begins before your 76/th/ birthday (if joint Owners, the 76/th/ birthday of the oldest Owner).

The reset death benefit will be the greatest of:

     1) your Policy's Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Business Day we receive due proof of death or an annuity payout option is elected;
     2) the sum of net purchase payments, reduced proportionately by partial withdrawals; or
     3) the Accumulation Value as of the most recent reset date, reduced proportionately by any partial withdrawals.

     A partial withdrawal will reduce the standard death benefit in the same proportion that the Accumulation Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the death benefit by a fraction where the numerator of the fraction is the amount of the partial withdrawal and the denominator is the Accumulation Value immediately prior to the withdrawal. Therefore the reduction in death benefit will exceed the amount withdrawn when the death benefit is greater than the Accumulation Value at the time of the withdrawal.

     If you or a joint Owner dies on or after the Annuity Starting Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid at least as rapidly as under the annuity payout option then in effect.

Enhanced Death Benefit

     The enhanced death benefit rider is only available to Owners under age 80 in lieu of the standard death benefit. You cannot elect both the enhanced death benefit rider and the enhanced earnings death benefit rider. There is a charge for the enhanced death benefit rider that is a daily charge which is equivalent to an annual rate of 0.30% assessed upon the net assets of each Subaccount.

     The enhanced death benefit can only be elected prior to issue of the Policy. You can terminate the enhanced death benefit rider at any time, however, once revoked, you may not again elect the enhanced death benefit. The enhanced
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death benefit may not be available in all states.

     If you elect the enhanced death benefit and you or any joint Owner dies before attaining age 75 and such death qualifies for a standard death benefit, we will pay an enhanced death benefit equal to the greatest of:


     1) the Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Business Day we receive due proof of death or an election of an annuity payout option;
     2) the greatest Anniversary Value/5/ plus net purchase payments paid since that anniversary and reduced proportionately by any partial withdrawals made after that anniversary; or
     3) the sum of all net purchase payments, reduced proportionately by any partial withdrawals, accumulated at a 5.0% annual rate of interest up to a maximum of two times total net purchase payments.


     If you elect the enhanced death benefit and you or any joint Owner dies after attaining age 75 and such death qualifies for a standard death benefit, we will pay an enhanced death benefit equal to the greatest of:

     1) the Accumulation Value (without deduction of a withdrawal charge) less any charge for applicable premium taxes on the later of the Business Day we receive due proof of death or an election of an annuity payout option;

     2) the greatest Anniversary Value prior to the last Policy anniversary before the Owner attained age 75, plus any net purchase payments paid after that anniversary and reduced proportionately by any partial withdrawals made after that anniversary; or
     3) the sum of all net purchase payments, reduced proportionately by any partial withdrawals, accumulated at a 5.0% annual rate of interest up to a maximum of two times total net purchase payments.

______________

/5/ The Anniversary Value equals the Accumulation Value on a Policy anniversary.

Enhanced Earnings Death Benefit

The enhanced earnings death benefit rider is only available to Owners under the age of 76 in lieu of the standard death benefit. You cannot elect the enhanced earnings death benefit and the enhanced death benefit. There is a charge for the enhanced earnings death benefit rider that is a daily charge which is equivalent to an annual rate of 0.30% assessed upon the Accumulation Value in each Subaccount and the Fixed Account.

The enhanced earnings death benefit can only be elected prior to issue of the Policy. You can terminate the enhanced earnings death benefit at any time, however, once revoked, you may not again elect the enhanced earnings death benefit. The enhanced earnings death benefit may not be available in all states.

If you elect the enhanced earnings death benefit, the enhanced earnings death benefit will be equal to the sum of (i) the basic value death benefit and (ii) the earnings death benefit.

The basic value death benefit equals the greatest of:

     (a) the Accumulation value as of the end of the Valuation Period during which we receive Due Proof of Death and the election of a payout option; or
     (b) the greatest anniversary value up to the last Policy anniversary before your 76th birthday, plus any purchase payments paid after the date of the greatest anniversary value and reduced proportionately by any partial withdrawals made after the date of the greatest anniversary value; or

     (c) the sum of the purchase payments, reduced proportionately by any partial withdrawals.

If the enhanced credit rider has also been elected, any enhanced credits that were credited within the last 12 months prior to the date of your death will be deducted from the basic value death benefit under (a) and (b) above.

If you (all owners in the case of joint owners) had not attained age 66 on the policy's date of issue, the earnings death benefit equals 40% of the result of:

     (a)  the basic value death benefit; less
     (b)  the earnings base;

up to a maximum of 40% of the earnings base excluding any purchase payments made in the 12 months immediately prior to the date of your death.

If you (any owner in the case of joint owners) had attained age 66 on the policy's date of issue, the earnings death benefit equals 30% of the result of:

     (a)   the basic value death benefit; less
     (b)   the earnings base;

up to a maximum of 30% of the earnings base excluding any purchase payments made in the 12 months immediately prior to the date of your death.

For purposes of the enhanced earnings death benefit, the anniversary value means the Accumulation Value on a Policy Anniversary. In addition, earnings base means the sum of all net purchase payments, less any partial withdrawal(s) in excess of the Policy's investment gains. Withdrawals are assumed to be taken first from the Policy's investment gains as of the date of withdrawal and then from net purchase payments. Special rules apply if the Policy continues pursuant to the spousal continuation provision described below. Please refer to the enhanced earnings death benefit rider for details.

If your death results from accidental bodily injury sustained in a common carrier accident (as defined in the enhanced earnings death benefit rider), and you have elected the enhanced earnings death benefit, we will pay the death benefit amount multiplied by two, instead of the amount that would otherwise be payable.

If you die and the beneficiary is your spouse, the Policy to which the enhanced earnings death benefit rider is attached may be continued with your spouse as the owner. If your spouse continues the policy and has not yet attained age 76 on the date of your death, the enhanced earnings death benefit rider may also be continued. Please refer to the enhanced earnings death benefit rider for details.

The enhanced earnings death benefit rider terminates on the earliest of the following:

     (a) the date of an ownership or primary annuitant change, except as described in the spousal continuation provision;
     (b) the Annuity Starting Date;
     (c) the date we receive your written request to terminate the rider; or
     (d) the date the Policy terminates.

Beneficiary

     When the Owner dies, we will pay any unpaid guaranteed payments to your Beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

     You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interests, they will share equally.

     If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or as subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.

     If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.

     If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

IRS Required Distribution

     Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Starting Date, then the entire value of your Policy must be distributed within five years of your death. Therefore, any death benefit must be paid within five years after your death. The five-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies.

------------------------------
FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you take a distribution from the Policy. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a "Qualified Policy." If your annuity is independent of any formal retirement or pension plan, it is termed a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

[_]  TAXATION OF NONQUALIFIED POLICIES

     If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Accumulation Value over the investment in the Policy (generally, the purchase payments paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner should discuss these with a tax adviser.

     The following discussion generally applies to Policies owned by natural
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persons.
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..    Withdrawals. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the Policy (generally, the purchase payments paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy. The tax consequences of an Interest Adjustment are unclear and a tax adviser should be consulted before taking a withdrawal from the 5-Year Fixed Account or the 8-Year Fixed Account if an Interest Adjustment would apply.

..    Penalty Tax on Certain Withdrawals. In the case of a distribution from a
Nonqualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

  -  made on or after the taxpayer reaches age 59 1/2;
  -  made on or after an Owner's death;
  -  attributable to the taxpayer's becoming disabled; or
  - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. You should consult a tax adviser with regard to exceptions from the penalty tax.

..    Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

..    Lump Sum Payments and Proceeds Held on Deposit. Annuity payment amounts that are received as a lump sum payment or held on deposit are taxed in the same manner as a surrender of the Policy. In addition, any interest credited to an amount held on deposit is taxed currently as ordinary income.

..    Taxation of Death Benefit Proceeds. Amounts may be distributed from the
Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

..    Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain Annuity Starting Dates, or the exchange of the Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax adviser as to the tax consequences.

..    Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

..    Multiple Policies. All Nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

..    Further Information. We believe that the Policy qualifies as an annuity contract for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."

[_]  TAXATION OF QUALIFIED POLICIES

     The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since the purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees and asset allocation models that many retirement plans do not provide.

..    Individual Retirement Accounts (IRAs), as defined in Section 408 of the
Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $3,000 or the amount of the owner's taxable compensation for the year. The contributions may be deductible in whole or in part, depending on the individual's adjusted gross income and whether the individual is an active participant in certain types of other retirement plans. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the enhanced death benefit rider or the enhanced earnings death benefit rider to the Policy comports with IRA qualification requirements.

..   Roth IRAs, as described in Code Section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

..    Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Policy includes an optional enhanced death benefit and an optional enhanced earnings death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation Value (and is not available to non-person Owners). The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the enhanced death benefit or the enhanced earnings death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

..    Tax-Sheltered Annuities under Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. The Policy will only accept transfers from an existing tax-sheltered annuity contract, and will not accept direct payments of salary reduction contributions. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Policy includes an optional enhanced death benefit and an option enhanced earnings death benefit that in some cases may exceed the greater of the purchase payments or the Accumulation Value. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity. Because the enhanced death benefit or the enhanced earnings death benefit may exceed this limitation, individuals using the Policy in connection with such plans should consult their tax adviser.

..    Other Tax Issues. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

     Distributions from Qualified Policies generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from Section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

[_]  POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

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MISCELLANEOUS

[_]  DISTRIBUTOR OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha Nebraska 68175, is the principal underwriter of the Policies. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and may also be licensed as insurance agents to sell variable annuities. MOIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to distributors may be up to 8% of purchase payments. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policy that are not described under the Expenses section of the Prospectus.

[_]  SALES TO EMPLOYEES

     Certain distribution costs and other fees may be waived for Policies owned by employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

[_]  VOTING RIGHTS

     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.

     As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

[_]  DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[_]  LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

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         DO YOU HAVE QUESTIONS?

           If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: UNITED OF OMAHA, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.
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STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public
 ------------------
Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here is the table of contents to our Statement of Additional Information:


                                         Contents                      Page(s)
                      ----------------------------------------------------------
                      The Policy - General Provisions                    2-3
                           Owner and Joint Owner
                           Entire Contract
                           Deferment of Payment and Transfers
                           Incontestability
                           Misstatement of Age or Sex
                           Nonparticipating
                           Assignment
                           Evidence of Age or Survival
                      ----------------------------------------------------------
                      Federal Tax Matters                                3-4
                           Tax Status of the Policy
                           Taxation of United of Omaha
                      ----------------------------------------------------------
                      State Regulation of United of Omaha                  4
                      Administration
                      Records and Reports
                      Distribution of the Policies
                      Custody of Assets
                      ----------------------------------------------------------
                      Historical Performance Data                       5-15
                           Money Market Yields
                           Other Subaccount Yields
                           Average Annual Total Returns
                           Other Performance Information
                      ----------------------------------------------------------
                      Other Information                                  15
                      ----------------------------------------------------------
                      Financial Statements                               15

UNITED OF OMAHA
LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL
OF OMAHA INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2001 AND 2000
AND FOR THE YEARS ENDED
DECEMBER 31, 2001, 2000 AND 1999

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 25.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of Nebraska of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001.

/s/  Deloitte & Touche LLP
Omaha, Nebraska

February 13, 2002

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
DECEMBER 31,
--------------------------------------------------------------------------------

                           ADMITTED ASSETS                                         2001                  2000
Cash and invested assets:
    Bonds                                                                  $  8,160,865,092     $  7,610,267,305
    Preferred stocks                                                             54,716,261           52,305,000
    Common stocks - unaffiliated                                                 11,508,937           11,926,479
    Common stocks - affiliated                                                   85,016,498          100,355,826
    Mortgage loans                                                              836,339,407          824,181,961
    Real estate occupied by the Company, net of accumulated
       depreciation of $ 69,977,744 in 2001 and $ 66,430,543 in 2000             72,770,142           74,427,711
    Real estate acquired in satisfaction of debt, net of
       accumulated depreciation of $ 475,638 in 2001 and
       $ 464,941 in 2000                                                            286,130              296,827
    Investment real estate, net of accumulated depreciation
       of $ 9,748 in 2001 and $ 360,788 in 2000                                   3,911,446            7,089,978
    Policy loans                                                                148,036,732          143,372,131
    Cash and short-term investments                                             203,907,573           52,380,183
    Other invested assets                                                       134,681,511          188,239,431
                                                                          -----------------    -----------------
              Total cash and invested assets                                  9,712,039,729        9,064,842,832
Premiums deferred and uncollected                                               149,321,160          139,135,133
Investment income due and accrued                                                98,931,677           95,984,443
Electronic data processing equipment, net of accumulated
      depreciation of $ 89,070,275 in 2001 and $ 100,976,173 in 2000              4,884,720           12,804,282
Receivable from parent, subsidiaries and affiliates                               8,971,219           23,992,683
Other assets                                                                    180,469,317          141,204,564
Separate accounts assets                                                      1,378,023,575        1,589,181,407
                                                                          -----------------    -----------------
              Total admitted assets                                        $ 11,532,641,397     $ 11,067,145,344
                                                                          =================    =================
LIABILITIES
Policy reserves:
    Aggregate reserve for policies and contracts                           $  6,915,730,500     $  6,489,140,916
    Liability for deposit-type contracts                                      1,958,659,456        1,762,744,632
    Policy and contract claims                                                   77,945,722           78,848,047
    Other                                                                        78,687,863           69,289,292
                                                                          -----------------    -----------------
              Total policy reserves                                           9,031,023,541        8,400,022,887
    Interest maintenance reserve                                                          0           18,676,082
    Asset valuation reserve                                                      94,833,161          138,378,220
    General expenses and taxes due or accrued                                    19,499,778           36,741,641
    Federal income taxes due or accrued                                          14,847,835           26,424,665
    Other liabilities                                                           128,805,157           45,262,008
    Separate accounts liabilities                                             1,372,398,994        1,569,554,629
                                                                          -----------------    -----------------
              Total liabilities                                              10,661,408,466       10,235,060,132
                                                                          =================    =================
SURPLUS
Capital stock, $10 par value, 900,000 shares authorized
             issued and outstanding                                               9,000,000            9,000,000
    Gross paid-in and contributed surplus                                        62,723,580           62,723,580
    Unassigned Surplus                                                          799,509,351          760,361,632
                                                                          -----------------    -----------------
              Total surplus                                                     871,232,931          832,085,212
                                                                          -----------------    -----------------
              Total liabilities and surplus                                $ 11,532,641,397     $ 11,067,145,344
                                                                          =================    =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                             2001               2000               1999
Income
    Net premiums and annuity considerations              $ 1,365,548,996    $ 1,205,802,135    $ 1,140,044,210
    Other considerations and fund deposits                     1,833,804        384,135,714        275,898,803
    Net investment income                                    716,288,693        656,199,475        612,041,206
    Other income                                              77,071,797         68,904,550         61,053,155
                                                       -----------------  -----------------  -----------------

       Total income                                        2,160,743,290      2,315,041,874      2,089,037,374
                                                       -----------------  -----------------  -----------------

Benefits and expenses:
     Policyholder and beneficiary benefits                 1,292,592,064      1,525,227,398      1,284,737,992
     Increase in reserves for policyholder and
       beneficiary benefits                                  424,805,101         53,873,529        263,438,655
     Commissions                                             123,670,780        120,451,720        118,993,023
     Operating expenses                                      237,416,379        223,722,428        231,963,954
     Net transfers to separate accounts                      (54,352,834)       268,227,011        101,849,962
                                                       -----------------  -----------------  -----------------

       Total benefits and expenses                         2,024,131,490      2,191,502,086      2,000,983,586
                                                       -----------------  -----------------  -----------------

        Net gain from operations before federal
         income taxes and net realized capital gains         136,611,800        123,539,788         88,053,788

Federal income taxes                                          35,174,590         36,417,363         45,205,000
                                                       -----------------  -----------------  -----------------

        Net gain from operations before net realized
                  capital gains                              101,437,210         87,122,425         42,848,788


Net realized capital gains (losses)                          (52,049,908)        38,795,710         12,124,165
                                                       -----------------  -----------------  -----------------

        Net income                                       $    49,387,302    $   125,918,135    $    54,972,953
                                                       =================  =================  =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                  2001              2000               1999
Capital stock:
  Balance at beginning and end of year                        $   9,000,000     $   9,000,000      $   9,000,000
                                                              -------------     -------------      -------------

Gross paid-in and contributed surplus:
  Balance at beginning and end of year                           62,723,580        62,723,580         62,723,580
                                                              -------------     -------------      -------------

Unassigned surplus:
  Balance at beginning of year                                  760,361,632       615,054,720        547,882,169
  Net income                                                     49,387,302       125,918,135         54,972,953
  Change in net unrealized capital gains and losses (net
     of tax of $12,979,536)                                     (39,238,487)       31,855,299         25,943,741
  Change in net unrealized foreign exchange capital
     gain (loss)                                                   (205,694)                0                  0
  Change in net deferred income tax                              33,693,166                 0                  0
  (Increase) decrease in:
     Non-admitted assets                                        (68,701,298)       10,993,063          5,596,094
     Asset valuation reserve                                     43,545,059       (15,673,880)       (23,295,577)
Surplus withdrawn from separate accounts                         11,936,250         7,283,750                  0
Change in surplus in separate accounts                          (12,008,422)      (10,022,720)         3,964,183
Cumulative effect of changes in accounting principles            20,668,773                 0                  0
Other, net                                                           71,070        (5,046,735)            (8,843)
                                                              -------------     -------------      -------------

Balance at end of year                                          799,509,351       760,361,632        615,054,720
                                                              -------------     -------------      -------------

Total surplus                                                 $ 871,232,931     $ 832,085,212      $ 686,778,300
                                                              =============     =============      =============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                              2001                 2000                1999
Cash from (used for) operations:
  Premiums and annuity considerations                     $  1,364,570,706    $  1,205,731,629    $  1,135,591,881
  Other fund deposits                                                    0         379,465,576         269,808,183
  Net investment income                                        692,762,787         634,508,418         592,873,645
  Other income                                                  76,716,216          62,889,140          67,077,830
  Benefits                                                  (1,194,647,101)     (1,527,716,678)     (1,277,572,534)
  Commissions and general expenses                            (379,896,014)       (365,046,168)       (344,072,398)
  Federal income taxes                                         (44,182,299)        (32,963,178)        (57,072,123)
  Net transfers (to) from separate accounts                      4,702,763        (265,158,285)       (104,327,662)
                                                         ------------------   -----------------   -----------------
         Net cash from operations                              520,027,058          91,710,454         282,306,822
                                                         ------------------   -----------------   -----------------

Cash from (used for) investments:
  Proceeds from investments sold, redeemed or
   matured:
    Bonds                                                    1,693,340,318       1,743,410,840       1,522,098,100
    Mortgage loans                                              71,573,613         152,689,047          88,676,462
    Stocks                                                      53,406,462          55,188,578          17,382,690
    Real estate                                                  8,375,000           5,500,000           4,050,000
    Other invested assets                                       46,694,542          78,871,040          39,411,955
  Tax on capital gains                                          (3,371,428)        (19,798,114)         (7,555,834)
  Cost of investments acquired:
    Bonds                                                   (2,249,861,186)     (1,666,397,909)     (1,941,582,149)
    Mortgage loans                                             (86,503,885)       (321,853,917)       (141,987,030)
    Stocks                                                     (56,269,540)       (115,989,740)        (12,911,323)
    Real estate                                                 (6,861,322)         (3,153,459)         (1,777,668)
    Other invested assets                                         (703,141)        (35,658,804)        (25,079,860)
  Net increase in policy loans                                  (4,664,601)         (5,517,480)         (4,380,901)
                                                         ------------------   -----------------   -----------------
        Net cash from investments                             (534,845,168)       (132,709,918)       (463,655,558)
                                                         ------------------   -----------------   -----------------

Cash from (used for) financing and other sources:
  Borrowed money                                                         0          10,000,000                   0
  Net increase (decrease) in deposit-type
    contract funds                                             148,916,204                   0                   0
  Decrease (increase) in receivable from parent,
     subsidiaries and affiliates                                14,296,888          37,995,565          53,617,926
  Increase (decrease) in other nonqualified deposits                     0         (23,676,240)         58,702,188
  Other cash provided                                           51,920,410          40,977,034          52,076,765
  Other cash used                                              (48,788,002)        (50,809,281)       (112,506,672)
                                                         ------------------   -----------------   -----------------
        Net cash from financing and other sources              166,345,500          14,487,078          51,890,207
                                                         ------------------   -----------------   -----------------

Net change in cash and short-term investments                  151,527,390         (26,512,386)       (129,458,529)

Cash and short-term investments:
    Beginning of year                                           52,380,183          78,892,569         208,351,098
                                                         -----------------    ----------------    ----------------
    End of year                                           $    203,907,573    $     52,380,183    $     78,892,569
                                                         =================    ================    ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1
------
Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations - United of Omaha Life Insurance Company (the "Company") is a wholly-owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 2001, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"), United World Life Insurance Company ("United World"), Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT"), and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

Summary of Significant Accounting Policies

Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.

The State of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices.

The accompanying statutory basis financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles (GAAP) in the United States of America. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) prior to January 1, 2001, a Federal income tax provision was made only on a current basis for statutory accounting, while under GAAP, a provision was also made for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. Subsequent to January 1, 2001, NAIC SAP requires an amount be recorded for deferred taxes however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets; (d) asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established; (e) different actuarial assumptions are used for calculating certain policy reserves; (f) changes in certain assets designated as "non-admitted" have been charged to unassigned surplus; (g) comprehensive income and its components are not presented in the financial statements; and (h) the change in the underlying book value of wholly-owned subsidiaries is reported as a change in net unrealized capital gains (losses), a component of unassigned surplus, rather than as a component of the Company's net income, (i) premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities;(j) reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset.

Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Investments
Bonds not backed by loans are stated at amortized cost using the scientific method. Bonds that are in or near default are stated at fair value.

Loan-backed securities and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Common stocks of unaffiliated companies are stated at estimated fair value and stocks of affiliated companies (principally insurance companies) in which the Company has an interest of 10% or more are carried on the equity basis. The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

Preferred stocks are stated at cost.

Policy loans are carried at the aggregate unpaid balance.

Mortgage loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

The home office properties and investment real estate are valued at cost, less accumulated depreciation. Property held for sale is initially valued at the lower of cost or estimated fair value. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

The Company has no ownership in joint ventures that exceeds 10% of its admitted assets. The Company carries these interest based on the underlying audited GAAP equity of the investee.

Investment income is recorded when earned. Realized gains and losses on the sale of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" is excluded from the statutory basis statements of admitted assets, liabilities and surplus. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

Derivatives
Derivative instruments are valued in accordance with the NAIC Accounting Practices and Procedures manual and the NAIC Purposes and Procedures manual of the Securities Valuation Office. All derivative instruments used for hedging purposes are valued consistently with the hedged items.

Premiums and Related Commissions
Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred. For the year ended December 31, 2001, consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability. During year end 2000 and 1999, considerations received on deposit-type funds totaling $280,028,488 and $120,478,181 were recorded as income in the Summary of Operations.

Reserves for Life Contingent Products and Deposit-type Funds
Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities using the Commissioners' Annuity Reserve Valuation Method ("CARVM") and deposit-type contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined by formula as described in the annual statement instructions.

For year ended December 31, 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. During 2000 and 1999, withdrawals of $389,243,670 and $171,963,066 to return funds to the contract holder were recorded as a benefit expense in the Summary of Operations. Tabular interest on deposit-type funds is calculated by formula as described in the annual statement instructions.

Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. Liabilities for losses are based on claim run-out experience or, in the case of potentially long-term claim run-outs, on expected claim continuance tables reflective of contractual limits of liability. Loss adjustment expenses are based on the relationship of claim administrative expenses to these claim liabilities.

Asset Valuation Reserve (AVR) and Interest Maintenance Reserves (IMR)
The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold.

Property
Property is carried at cost less accumulated depreciation. The Company provides for depreciation of property using straight-line and accelerated methods over the estimated useful lives of assets. Buildings are generally depreciated over forty years. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was approximately $ 4,112,630 and $ 4,201,351 for the years ended December 31, 2001 and 2000, respectively.

Maintenance and repairs are charged to expense as incurred.

Separate Accounts
The assets of the separate accounts shown in the statutory basis statements of admitted assets are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and group annuity contracts. Deposits and premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory basis statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory basis statements of income. Mortality, policy administration and surrender charges for all separate accounts are included in revenue.

Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

         Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Loan-Backed Securities - The fair values of loan-backed securities are estimated using values obtained from external public prices when available and BondEdge Pricing Service.

         Unaffiliated Common Stocks - The fair values for unaffiliated common stocks are based on quoted market prices.

         Affiliated Common Stock - The fair values of affiliated common stocks are based on the Company's equity in the underlying book value.

         Preferred Stocks - The carrying amounts for these instruments approximate their fair values.

         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

         Policy Loans - The carrying values of policy loans approximates their fair value as they may be repaid at any time.

         Funds Left on Deposit -Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

         Separate Account Assets and Liabilities - The fair values of Separate Account Assets are based upon quoted market prices. Separate Account liabilities are carried at the fair value of the underlying assets.

         Investment Contracts - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Derivatives - The fair value of interest-rate swaps, foreign currency swaps and interest-rate caps represents the amount at which the contracts could be settled based upon estimates obtained from issuing brokers. The fair value of equity-linked notes represents the appreciation of the underlying debt security based upon the cumulative return of the designated index.

Concentrations of Credit Risk
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

Vulnerability Due to Certain Concentrations
The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Note 2
------
Accounting Changes and Correction of Errors

Change in Accounting Principle as a Result of the Initial Implementation of Codification
Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased surplus by approximately $20.7 million as of January 1, 2001. Included in this total adjustment are reductions to surplus of approximately $5.3 million related to guaranty funds, $8.6 million related to pensions and $11.2 million related to the nonadmission of aircraft with increases to surplus of approximately $25.9 million related to the Interest Maintenance Reserve and $19.9 million related to deferred tax assets.

Note 3
------
Investments

Debt Securities

The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of the Company's investment securities were as follows:

                                                    Cost or              Gross               Gross              Estimated
                                                  Amortized            Unrealized          Unrealized             Fair
                                                     Cost                Gains               Losses               Value
At December 31, 2001:
U.S. Government                                $    97,029,128       $   3,578,834        $    933,045      $    99,674,917
Political subdivisions                               4,244,312             156,816                   0            4,401,128
Mortgage backed securities                         697,973,433          29,443,303           1,641,552          725,775,184
Special revenue                                     81,830,007          10,631,194                   0           92,461,201
Industrial and miscellaneous                     5,737,451,581         178,448,929          71,414,535        5,844,485,975
Public utilities                                   484,194,520          17,737,753           5,858,789          496,073,484
Collateralized mortgage
    obligations                                  1,147,127,112          39,846,042           3,236,254        1,183,736,900
Subsidiaries                                        45,000,000                   0                   0           45,000,000
                                              ----------------       -------------        ------------      ---------------

     Total                                     $ 8,294,850,093       $ 279,842,871        $ 83,084,175      $ 8,491,608,789
                                              ================       =============        ============      ===============

Bonds                                          $ 8,160,865,092
Short-term investments                             133,985,001
                                              ----------------
                                               $ 8,294,850,093
                                              ================

                                                    Cost or               Gross               Gross              Estimated
                                                  Amortized             Unrealized          Unrealized             Fair
                                                     Cost                 Gains               Losses               Value
At December 31, 2000:
U.S. Government                                $    76,876,586       $   4,813,220        $      7,049      $    81,682,757
Political subdivisions                               6,517,788              98,141                   0            6,615,929
Mortgage backed securities                         648,942,300          20,931,937           1,803,680          668,070,557
Special revenue                                     99,972,828           6,162,202                   0          106,135,030
Industrial and miscellaneous                     5,416,575,820          98,098,548         122,549,725        5,392,124,643
Public utilities                                   494,155,801          16,310,264           6,621,784          503,844,281
Collateralized mortgage
   obligations                                     896,173,518          26,578,241           3,735,858          919,015,901
Subsidiaries                                        10,000,000                   0                   0           10,000,000
                                              ----------------       -------------       -------------      ---------------

     Total                                     $ 7,649,214,641       $ 172,992,553        $134,718,096      $ 7,687,489,098
                                              ================       =============       =============      ===============

Bonds                                          $ 7,614,312,985
Short-term investments                              34,901,656
                                              ----------------
                                               $ 7,649,214,641
                                              ================

The December 31, 2000 amortized cost of bonds includes $4,045,680 of non-admitted assets related to bonds that were in or near default.

The cost or amortized cost and estimated fair value of debt securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Cost or
                                                                      Amortized
                                                                        Cost                Fair Value
     Due in one year or less                                      $   366,644,445        $   370,023,688
     Due after one year through five years                          1,747,319,622          1,784,516,177
     Due after five years through ten years                         2,108,358,060          2,155,549,976
     Due after ten years                                            2,227,427,421          2,272,006,864

     Collateralized mortgage obligations and mortgage
     backed securities                                              1,845,100,545          1,909,512,084
                                                                  ---------------        ---------------

                                                                  $ 8,294,850,093        $ 8,491,608,789
                                                                  ===============        ===============

Gross realized gains and losses from investments consist of the following:

                                                                                                     Net
                                                             Gross              Gross              Realized
                                                            Realized           Realized              Gains
                                                             Gains              Losses             (Losses)
     Year ended December 31, 2001
      Bonds                                               $ 10,297,313       $ 42,200,534        $(31,903,221)
      Preferred stocks                                               0                  0                   0
      Common stocks                                                  0            451,830            (451,830)
      Mortgage loans                                            55,598          3,095,983          (3,040,385)
      Real estate                                            4,329,146          3,889,637             439,509
      Other invested assets                                    701,533         15,503,208         (14,801,675)
                                                          ------------       ------------        -------------

                                                          $ 15,383,590       $ 65,141,192         (49,757,602)
                                                          ============       ============
       Capital gains tax                                                                             (802,306)
       Transfer to IMR                                                                             (1,490,000)
                                                                                                 -------------

       Net realized capital gains (losses)                                                       $(52,049,908)
                                                                                                 =============

                                                                                                     Net
                                                               Gross            Gross              Realized
                                                             Realized          Realized             Gains
                                                               Gains            Losses             (Losses)
Year ended December 31, 2000
  Bonds                                                    $  8,789,941     $   19,235,881     $    (10,445,940)
  Preferred stocks                                                    0                  0                    0
  Common stocks                                               2,763,766          2,061,667              702,099
  Mortgage loans                                              1,284,987          1,506,353             (221,366)
  Real estate                                                 3,853,778                  0            3,853,778
  Other invested assets                                      65,760,117          7,882,211           57,877,906
                                                           ------------     --------------     ---------------

                                                           $ 82,452,589     $   30,686,112           51,766,477
                                                           ============     ==============
  Capital gains tax                                                                                 (18,014,918)
  Transfer to IMR                                                                                     5,044,151
                                                                                               ----------------

  Net realized capital gains (losses)                                                          $     38,795,710
                                                                                               ================
                                                                                                     Net
                                                              Gross            Gross              Realized
                                                            Realized          Realized              Gains
                                                              Gains            Losses              (Losses)
Year ended December 31, 1999
  Bonds                                                    $  5,963,118     $    4,998,234     $        964,884
  Preferred stocks                                            1,975,380                  0            1,975,380
  Common stocks                                                 112,286          1,716,877           (1,604,591)
  Mortgage loans                                              2,313,158                  0            2,313,158
  Real estate                                                   779,916                  0              779,916
  Other invested assets                                      19,800,435            647,740           19,152,695
                                                           ------------     --------------     ----------------

                                                           $ 30,944,293     $    7,362,851           23,581,442
                                                           ============     ==============
  Capital gains tax                                                                                  (8,233,097)
  Transfer to IMR                                                                                    (3,224,180)
                                                                                               ----------------

  Net realized capital gains (losses)                                                          $     12,124,165
                                                                                               ================

Proceeds from the sale of bonds were $458,527,968, $408,658,599 and $321,474,524 during 2001, 2000 and 1999, respectively.

Mortgage Loans
The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans, during 2001 were 8.50% and 4.07%, respectively. During 2001, the Company did not reduce interest rates on any outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $58,745 and $2,500 at December 31, 2001 and 2000, respectively.

The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

                                             2001           2000
        California                          $ 96,031,211   $ 62,129,343
        Texas                                 75,658,569     79,968,051
        Florida                               57,852,053     60,628,868
        Michigan                              48,695,761     48,663,399
        Maryland                              43,180,348     25,762,167
        Alabama                               39,121,407     41,102,341
        All Other States                     475,800,058    505,927,792
                                            ------------   ------------
                                            $836,339,407   $824,181,961
                                            ============   ============


At December 31, 2001 and 2000, the average balance of impaired mortgage loans was $8,730,370 and $0, respectively.

The Company accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The recorded balance, excluding accrued interest, of mortgage loans held by the Company with accrued interest more than 180 days past due and the amount of interest past due thereon at December 31, 2001 and 2000, respectively, was as follows:

                                                     2001            2000
          Mortgage loans with interest over 180
          days past due                          $  3,206,396    $          0
          Accrued interest more than 180 days
          past due                               $          0    $          0


Interest income on impaired mortgage loans is generally recognized on a cash basis. Interest income recognized during the period in which mortgage loans were impaired totaled $319,291 and $0 during 2001 and 2000, respectively. Related to this balance, interest income recognized on a cash basis during the period the mortgage loans were impaired totaled $319,291 and $0 during 2001 and 2000, respectively.

The impaired mortgage loan balance and related activity in the allowance for credit losses at December 31, 2001 and 2000 was as follows:

                                                     2001            2000
          Impaired mortgage loans with an
          allowance for credit losses            $          0    $          0
          Impaired mortgage loans without an
          allowance for credit losses            $  7,501,767    $          0

Real Estate Investments
The home office properties are occupied jointly by the Company and certain subsidiaries. In addition, the Company has investments in certain retail and commercial properties.

Fair Value of Financial Instruments
The cost or amortized cost and estimated fair value of the Company's investment securities were as follows:

                                                           2001                                2000
                                                Statement        Estimated          Statement         Estimated
                                                  Value          Fair Value           Value           Fair Value
Financial Assets:
Bonds                                        $8,160,865,092    $8,357,623,788    $7,610,267,305    $7,652,587,442
Preferred Stock                                  54,716,261        54,716,261        52,305,000        52,273,617
Common stocks - unaffiliated                     11,508,937        11,508,937        11,926,479        11,926,479
Common stocks - affiliated                       85,016,498        85,016,498       100,355,826       100,355,826
Mortgage loans on real estate                   836,339,407       870,207,171       824,181,961       852,257,479
Short-term investments                          133,985,001       133,985,001        34,901,656        34,901,656
Policy loans                                    148,036,732       148,036,732       143,372,131       143,372,131
Assets related to separate accounts           1,378,023,575     1,378,023,575     1,589,181,407     1,589,181,407

Financial Liabilities:
Reserves for investment contracts             1,540,863,000     1,522,581,000     1,279,651,000     1,293,786,000
Other deposit-type contracts                    417,796,456       440,805,341       483,093,632       507,810,089
Liabilities related to separate accounts      1,372,398,994     1,372,398,994     1,569,554,629     1,569,554,629


Note 4
------
Joint Ventures, Partnerships and Limited Liability Companies

The Company recognized a $9,458,219 impairment write down for its investments in eight limited liability companies during the statement periods. The fair values of the limited liability partnerships were determined by using Partnership Valuation Reports based on underlying audited GAAP financial statements. These partnerships were primarily in final liquidation phases. There was no impact to surplus as this had previously been reflected in the carrying values. The realized loss is reported in net realized capital losses.

Note 5
------
Investment Income

Due and accrued income was excluded from investment income on mortgage loans and bonds where collection of interest is uncertain and on mortgage loans in process of foreclosure. Rent in arrears was also excluded from investment income if collection was uncertain. Interest on mortgage loans in foreclosure of $587,228 and $0 was excluded in 2001 and 2000, respectively.

Note 6
------
Derivative Financial Instruments

The Company invests in certain derivative financial instruments to reduce exposure to interest-rate risks associated with assets held or liabilities incurred. Derivative financial instruments utilized by the Company include interest-rate swaps, interest-rate caps and equity-linked notes. The Company does not engage in trading of these instruments.

Interest-rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement. Gains and losses resulting from early termination of interest-rate swaps used for hedging are deferred and amortized over the remaining period originally covered by the swap. The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary purpose for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities.

Interest-rate caps represent a right to receive the excess of a referenced interest rate over a given rate in exchange for the payment of a premium. Premiums are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method. The Company uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. This allows the Company to limit the risk associated with an increase in interest rates.

Equity-linked notes are stated at amortized cost. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is accrued at the coupon rate while "contingent" interest is recognized upon maturity. The Company uses equity-linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity-linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

The following table summarized the contract or notional amount, credit exposure, estimated fair value and statement value of the Company's derivative financial instruments at December 31:

                                                                                      2001
                                                         Contract/                                            Estimated
                                                          Notional          Statement         Credit            Fair
                                                          Amount              Value          Exposure           Value
Interest rate contracts
  Interest rate swaps                                   $ 221,500,000     $         0      $   701,727       $ (1,751,333)
  Financial futures and forward contracts                           0               0                0                  0
  Interest rate cap and floor agreements                  485,000,000       2,148,657                0          1,924,907
                                                        -------------     -----------      -----------       ------------
  Total interest rate contracts                         $ 706,500,000     $ 2,148,657      $   701,727       $    173,574
Equity and commodity contracts
  Options, warrants and financial futures               $           0     $         0      $         0       $          0
  Structured equity swaps                                           0               0                0                  0
  Equity-linked notes                                      45,000,000               0                0         17,888,415
                                                        -------------     -----------      -----------       ------------
  Total equity and commodity contracts                  $  45,000,000     $         0      $         0       $ 17,888,415
Foreign currency contracts
  Foreign currency swap agreements                      $           0     $         0      $         0       $          0
                                                        -------------     -----------      -----------       ------------
  Total derivative financial instruments                $ 751,500,000     $ 2,148,657      $   701,727       $ 18,061,989
                                                        =============     ===========      ===========       ============

                                                                                      2000
                                                          Contract/                                           Estimated
                                                          Notional         Statement          Credit             Fair
                                                           Amount            Value           Exposure           Value
Interest rate contracts
  Interest rate swaps                                   $ 212,500,000     $         0      $ 1,266,538       $ (2,731,046)
  Financial futures and forward contracts                           0               0                0                  0
  Interest rate cap and floor agreements                  595,000,000       2,602,848                0            723,880
                                                        -------------     -----------      -----------       ------------
  Total interest rate contracts                         $ 807,500,000     $ 2,602,848      $ 1,266,538       $ (2,007,166)
Equity and commodity contracts
  Options, warrants and financial futures               $           0     $         0      $         0       $          0
  Structured equity swaps                                           0               0                0                  0
  Equity-linked notes                                     101,000,000       1,180,400                0         66,512,118
                                                        -------------     -----------      -----------       ------------
  Total equity and commodity contracts                  $ 101,000,000     $ 1,180,400      $         0       $ 66,512,118
Foreign currency contracts
  Foreign currency swap agreements                      $           0     $         0      $         0       $          0
                                                        -------------     -----------      -----------       ------------
  Total derivative financial instruments                $ 908,500,000     $ 3,783,248      $ 1,266,538       $ 64,504,952
                                                        =============     ===========      ===========       ============

These derivative financial instruments involve, to varying degrees, elements of credit and market risk which are not recognized in the statutory basis statements of admitted assets, liabilities and surplus. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract which exceeds the value of existing collateral, if any. Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. The Company evaluates the risk associated with derivatives in much the same way as the risks with on-balance sheet financial instruments. The derivative's risk of credit loss is generally a small fraction of the notional value of the instrument and is represented by the fair value of derivative financial instruments with positive fair values. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

Note 7
------
Income Taxes

The Company is included in a consolidated federal income tax return including the following: Mutual of Omaha Insurance Company, Omaha Indemnity Company, Omaha Property and Casualty Company, Exclusive Healthcare, Inc., Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc., Mutual of Omaha Health Plans of Ohio, Inc., Mutual of Omaha Health Plans, Inc., Adjustment Services, Inc., KFS Corporation, Kirkpatrick, Pettis, Smith, Polian Inc., KPM Investment Management, Inc., Kirkpatrick Pettis Trust Company, Mutual of Omaha Holdings, Inc., Mutual of Omaha Investors Services, Inc., Mutual of Omaha Marketing Corporation, innowave incorporated, Mutual of Omaha Structured Settlement Company, Connecticut, Mutual of Omaha Structured Settlement Company of New York, Inc., Companion Life Insurance Company, United World Life Insurance Company. Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision of federal income tax expense is based on separate return calculations with credit for net operating losses allowed only as each company would utilize such losses on a separate return basis. At December 31, 2001, the Company had no net operating loss or credit carryovers.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

                            2001           $   38,539,197
                            2000           $   61,103,160
                            1999           $   40,809,918

The components of current income tax expense are as follows:

                                                       2001              2000
         Current year U.S. income tax expense     $ 38,538,937     $ 64,370,480
         State and foreign tax                         841,590          784,363
         Tax credits                                  (423,912)        (287,718)
         Tax benefit on capital gains                  (31,152)         (31,034)
         Prior year tax expense (benefit)           (2,948,567)     (10,403,809)
                                                    -----------    ------------
         Total current income taxes incurred
         (including capital gains (losses))       $ 35,976,896     $ 54,432,282

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                             12/31/2001
            Expected federal income tax expense              $ 29,877,469
            Investment income adjustments                       8,228,819
            Book reserves in excess of tax reserves             3,639,946
            Net deferred acquisition costs                      5,121,167
            Nontaxable dividend from affiliate                 (9,100,000)
            Other                                                 771,536
                                                             ------------
            Total statutory income taxes                     $ 38,538,937
                                                             ============

            Federal taxes incurred                           $ 35,174,590
            State and foreign tax                                (841,590)
            Tax credits                                           423,912
            Tax benefit (expense) on capital gains (losses)        31,152
            Prior year tax expense (benefit)                    2,948,567
            Capital gains tax                                     802,306
                                                             ------------
            Total statutory income taxes                     $ 38,538,937
                                                             ============

The components of the net deferred tax asset (DTA) and deferred tax liability
(DTL) reflected in other assets at December 31, 2001 and January 1, 2001 are as follows:

                                                                              12/31/2001            01/01/2001
    Total of all deferred tax assets (admitted and
    nonadmitted)                                                           $  183,794,679         $  160,172,385
    Total of all deferred tax liabilities                                      27,359,230             50,409,638
                                                                           --------------         --------------
    Net deferred tax asset (liability)                                     $  156,435,449         $  109,762,747
    Total deferred tax assets nonadmitted in accordance
    with SSAP No. 10, Income Taxes                                            131,407,219             89,856,844
                                                                           --------------         --------------
    Net admitted deferred tax asset                                        $   25,028,230         $   19,905,903
                                                                           ==============         ==============
    Increase (decrease) in deferred tax assets nonadmitted                 $   41,550,375             N/A
                                                                           ==============

Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account or if the Company becomes subject to income tax other than as a "life insurance" company. Management believes that the chance that those conditions will exist is not likely. At December 31, 2001, the Company has accumulated $31,615,000 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and January 1, 2001 are as follows:

Deferred Tax Assets                                                     12/31/2001          01/01/2001           Change
Policy reserves                                                     $   77,649,717     $    74,469,351     $    3,180,366
Proxy DAC                                                               77,659,744          72,258,016          5,401,728
Expense accruals and other prepaid taxable income                        6,516,460          11,274,567         (4,758,107)
Nonadmitted assets                                                      17,450,490                   0         17,450,490
Bonds and other invested assets                                          4,518,268           2,170,451          2,347,817
                                                                    --------------     ---------------     --------------
Total DTAs                                                          $  183,794,679     $   160,172,385         23,622,294
Total DTAs non-admitted                                               (131,407,219)        (89,856,844)       (41,550,375)
                                                                    --------------     ---------------     --------------
Admitted deferred tax assets                                        $   52,387,460     $    70,315,541     $  (17,928,081)
                                                                    ==============     ===============     ==============

Deferred Tax Liabilities                                               12 /31/2001          01/01/2001           Change
Unrealized loss exhibit 4 losses excluding affiliate
    stock                                                           $   (9,663,877)    $   (27,026,618)    $   17,362,741
Depreciable property                                                   (15,241,091)        (14,041,830)        (1,199,261)
Other deferred taxable income                                           (2,454,262)         (9,341,190)         6,886,928
                                                                    --------------     ---------------     --------------
Total DTL's                                                         $  (27,359,230)    $   (50,409,638)    $   23,050,408
                                                                    ==============     ===============     ==============

Net admitted deferred tax asset                                     $   25,028,230     $    19,905,903     $    5,122,327
                                                                    ==============     ===============     ==============

The change in net deferred income taxes is comprised of the following:

                                                                        12/31/2001          01/01/2001           Change
              Total deferred tax assets                             $  183,794,679     $   160,172,385     $   23,622,294
              Total deferred tax liabilities                            27,359,230          50,409,638        (23,050,408)
                                                                    --------------     ---------------     --------------
              Net deferred tax asset (liability)                    $  156,435,449     $   109,762,747         46,672,702
                                                                    ==============     ===============
              Tax effect of unrealized gains (losses)                                                         (12,979,536)
                                                                                                           --------------
              Change in net deferred income tax                                                            $   33,693,166
                                                                                                           ==============

The Company's tax returns have been examined by the Internal Revenue Service through 1995. Management believes the final resolution of all income tax issues for 1995 and prior years will not have a material impact on the Company's statutory basis financial statements.

Note 8
------
Information Concerning Parent, Subsidiaries and Affiliates

Related Party Transactions
At December 31, 2001, the Company reported a net $7,590,359 as amounts payable to subsidiaries. Outstanding items are generally settled within 30 days.

Under the terms of a reinsurance treaty effected June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

      At December 31,                                                              2001                 2000
         Aggregate reserve for policies and contracts                       $  100,570,044       $   94,255,445
                                                                            ==============       ==============

         Policy and contract claims                                         $   98,732,232       $   96,196,102
                                                                            ==============       ==============

     Year Ended December 31,                                  2001                 2000                 1999

         Premium considerations                        $   459,407,678      $  437,949,167       $  440,864,375
                                                       ===============      ==============       ==============

         Policyholder and beneficiary benefits         $   372,549,099      $  355,544,047       $  370,484,415
                                                       ===============      ==============       ==============

         Group reinsurance settlement expense
         (included in operating expenses)              $     10,264,217     $   16,852,083       $   25,391,147
                                                       ================     ==============       ==============

The Company also assumes group and individual life insurance from Companion. The Company entered into a coinsurance treaty with Companion relating to bank annuity business in which Companion cedes 90% of the 2001 and 2000 related premiums to the Company and the Company pays 90% of the related benefits, in 2001 and 2000, respectively. The total amounts assumed by the Company relating to the treaties with Companion were as follows:

      At December 31,                                                              2001                 2000
         Aggregate reserve for policies and contracts                       $  103,980,018       $   90,950,703
                                                                            ==============       ==============

         Policy and contract claims                                         $      875,325            1,854,892
                                                                            ==============       ==============

         Other amounts receivable under reinsurance contracts               $  105,538,273       $   93,601,267
                                                                            ==============       ==============

The amounts assumed by the Company from Companion and included in statutory statements of income were as follows:

      Year Ended December 31,                                 2001                 2000                 1999
         Premium considerations                        $     15,087,591     $   29,586,170       $   23,134,359
                                                       ================     ==============       ==============

         Policyholder and beneficiary benefits         $      5,560,531     $    8,718,336       $    7,951,294
                                                       =================    ==============       ==============

Allocated Expenses
The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

Note 9
------
Debt

The Company had an outstanding liability for borrowed money of $10,000,000 in short-term debt as of December 31, 2001 and 2000. $5,000,000 matures on January 4, 2002 with a rate of 2.60% and $5,000,000 matures January 18, 2002 with a rate of 2.55%. The Company and Mutual of Omaha have short-term lines of credit with a number of banks on a joint basis for a total borrowing capacity of $225,000,000. The credit lines are primarily used to satisfy short term liquidity needs.

Note 10
-------
Retirement Plans, Deferred Compensation, Post Employment Benefits and Compensated Absences and Other Postretirement Benefit Plans

Defined Benefit Plan

The Company, with its parent Mutual of Omaha Insurance Company and other affiliates (the "Companies"), sponsors a defined benefit pension plan covering substantially all regular employees. Plan benefits are based on years of service and the employee's compensation during the five years out of the last ten years of employment which provides the highest average. Normal funding policy is to contribute annually the amount that can be deducted for federal income tax purposes, and to charge the Company and each subsidiary for its allocable share of such contributions based on a percentage of payroll. The Company held all plan assets under the terms of a group annuity contract and in domestic equity and international common stock funds. The Company's portion of the pension expense was $2,133,643, $3,306,179 and $3,760,030 as of 2001, 2000 and 1999,
respectively.

In addition to pension benefits, the Companies provide certain health care and life insurance postretirement benefits for retired employees. The costs of these postretirement benefits are allocated to the Companies in accordance with an intercompany cost sharing agreement. Substantially all employees hired prior to 1995 may become eligible for these benefits if they meet certain age and service requirements while working for the Companies. The level of postretirement benefits varies with the retiree's length of service with the Companies. The Companies reserve the right to terminate or amend eligibility, benefits or costs of their postretirement benefit plans as set forth in the benefit plan documents.

A summary of assets, obligations and assumptions of the Pension and Postretirement Benefit Plans are as follows at December 31, 2001 and 2000:

                                                                                                         Postretirement
                                                                             Pension Benefits               Benefits
                                                                                   2001                       2001
                                                                                   ----                       ----
   Change in benefit obligation
   a. Benefit obligation at beginning of year                                $  518,446,805              $  82,952,989
   b. Service cost                                                               13,107,679                          0
   c. Interest cost                                                              39,804,495                  6,631,022
   d. Contribution by plan participants                                                   0                          0
   e. Actuarial (gain) loss                                                       8,446,192                  7,156,996
   f. Foreign currency exchange rate changes                                              0                          0
   g. Benefits paid                                                             (26,731,690)                (6,793,242)
   h. Plan amendments                                                                     0                          0
   i. Business combinations, divestitures,
      curtailments, settlements and special
      termination benefits                                                                0                          0
   j. Assumption change                                                          22,916,154                 10,731,765
                                                                             --------------              -------------
   k.Benefit obligation at end of year                                       $  575,989,635              $ 100,679,530
                                                                             ==============              =============


   Change in plan assets
   a. Fair value of plan assets at beginning of year                         $  491,446,805              $  14,243,642
   b. Actual return on plan assets                                                3,199,131                  1,024,296
   c. Foreign currency exchange rate changes                                              0                          0
   d. Employer contribution                                                      39,414,462                  4,138,154
   e. Plan participants' contributions                                                    0                          0
   f. Benefits paid                                                             (26,731,690)                         0
   g. Business combinations, divestitures and
      settlements                                                                         0                          0
                                                                             --------------              -------------
   h. Fair value of plan assets at end of year                               $  507,328,708              $  19,406,092
                                                                             ==============              =============


   Funded status
   a.  Unamortized prior service cost                                        $            0              $           0
   b. Unrecognized net gain or (loss)                                           (72,785,352)                (4,427,415)
   c. Remaining net obligations or net asset at initial
      date of application                                                                 0                (44,202,014)
   d. Prepaid assets or accrued liabilities                                       4,124,425                (32,644,009)
   e. Intangible asset                                                                    0                          0

   Benefit obligation for non vested employees                               $            0              $           0

                                                                                                          Postretirement
                                                                             Pension Benefits                Benefits
                                                                                   2001                        2001
                                                                                   ----                        ----
   Components of net periodic benefit cost
   a. Service cost                                                           $   13,107,679              $           0
   b. Interest cost                                                              39,804,495                  6,631,022
   c. Expected return on plan assets                                            (44,622,137)                (1,024,296)
   d. Amortization of unrecognized transition
      obligation or transition asset                                                      0                  4,018,365
   e. Amount of recognized (gains) and losses                                             0                    (55,166)
   f. Amount of prior service cost recognized                                             0                          0
   g. Amount of gain or loss recognized due to a
      settlement or curtailment                                                           0                          0
   h. Transition to SSAP 8                                                       27,000,000                          0
                                                                             --------------              -------------
   i. Total net periodic benefit cost                                        $   35,290,037              $   9,569,925
                                                                             ==============              =============

A minimum pension liability adjustment is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment at December 31, 2001, less allowable intangible assets, net of tax benefit, was $10,061,172.

The assumptions used in determining the actuarial present value of the projected benefit obligations above were as follows:

                                                                                        Postretirement
                                                                     Pension Benefits   Benefits
                                                                     2001               2001
                  Weighted-average assumptions as of  Dec. 31
                  a. Discount rate                                   7.50%              7.50%
                  b. Rate of compensation increase                   5.00%              N/A
                  c. Expected long-term rate of return on plan
                     assets                                          9.00%              6.75%

Pension plan assets include approximately $311,541,000 and $290,801,000 of United of Omaha Life Insurance Company guaranteed interest contracts as of December 31, 2001 and 2000, respectively.

In 1993, the Companies changed their method of accounting for the costs of these retiree benefits to the accrual method, and elected to amortize the transition obligation for retirees and fully-eligible employees over 20 years. The Companies' total postretirement benefit obligation for retirees and fully-eligible employees was approximately $100.7 million at December 31, 2001. The Companies' estimated benefit obligation for active ineligible employees was approximately $24.4 million at December 31, 2001. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and the health care cost trend rate was 5.0% per year. At December 31, 2001 the Companies' accrued benefit was $32.6 million. The Companies partially funded their postretirement medical benefits through a contribution of $4.1 million to a Postretirement Medical 401(h) Account in September 2001.

The Companies' total net postretirement benefits costs for 2001 were approximately $9.6 million and include the expected cost of such benefits for newly eligible employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company's share of net postretirement benefits costs for 2001 was $2.8 million. The Company paid total postretirement benefits of approximately $2.0 million in 2001, as claims were incurred.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                   1% Increase         1% Decrease
      a. Effect on total of service and interest
         cost components                             $  10,101,993       $  9,105,934

      b. Effect on postretirement benefit
         obligation                                  $ 107,815,721       $ 94,457,141

Defined Contribution Plans

The Companies sponsor a 401(k) profit sharing plan for which substantially all employees are eligible. The Company's expense for this plan was $3,469,348, $3,650,770 and $2,582,728 in 2001, 2000 and 1999, respectively.

Note 11
-------
Capital and Surplus, Dividend Restrictions and Quasi-Reorganizations

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Director of Insurance of the State of Nebraska is the greater of 10% of the insurer's surplus as of the previous December 31 or net gain from operations for the previous twelve month period ending December 31. Based upon these restrictions, the Company is permitted a maximum dividend distribution of $101,437,210 in 2002.

Note 12
-------
Commitments and Contingencies

Contingent Commitments
Commitments to invest generally represent commitments to acquire financial interest or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investment in the limited partnerships is not actively traded, it is not practicable to estimate the fair value of these commitments. The amount of such commitments to invest is $73,435,181 as of December 31, 2001.

The Company had commitments to fund bond investments of $25,000,000 as of December 31, 2001.

Commitments to extend mortgage loans are agreements to lend a borrower, provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Since these commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements. Commitments to extend mortgage loans, which are secured by underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers. The Company had commitments to fund mortgage loans of $136,312,477 as of December 31, 2001.

The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory basis statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loans to third parties of $150,395,000 as of December 31, 2001.

Guaranty Fund Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a net charge to operations of $25,248 at December 31, 2001 and $5,287,475 charged to surplus as a result of the cumulative effect of codification.

All Other Contingencies
Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

Note 13
-------
Leases

The Company leases certain property to house home office operations in Omaha, Nebraska, from its parent, Mutual of Omaha. The current lease expires December 31, 2035.

The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under those leases as of December 31, 2001 were approximately:

                           2002        $ 14,907,051
                           2003          10,619,553
                           2004           6,847,739
                           2005           3,566,618
                           2006           2,368,852
                        Thereafter        1,736,645
                                       ------------

                          Total        $ 40,046,458
                                       ------------


Note 14
-------
Gain or Loss to the Reporting Entity from Uninsured A&H Plans and Uninsured Portion of Partially Insured Plans

The Company cedes 100% of its group accident and health plans to Mutual of Omaha Insurance Company.

Note 15
-------
Direct Premiums Written

The Company's direct accident and health premium of $26,875,110 and $35,683,162 was written by third party administrators (TPAs) during 2001 and 2000, respectively. No TPA wrote direct premium in excess of 5% of the Company's surplus during either period.

Note 16
-------
Other Items

The Company incurred $1,055,000 in direct claims and $441,000 in reinsurance assumed from its affiliate, Companion Life Insurance Company, as a direct result of the September 11 events. Direct claims of $250,000 are reinsured with a non-affiliated company.

Securities with an amortized cost of $1,596,349 and $5,368,044 at December 31, 2001 and 2000, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

Note 17
-------
Reinsurance

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

During the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

Note 18
-------
Retrospectively Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospectively rated premium adjustments for its group life insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

The amount of net premium earned by the Company at December 31, 2001 that are subject to retrospective rating features was approximately $85,000,000 and $73,000,000 in 2001 and 2000, respectively. These net premiums represent 44.3% and 42.3%of the total net premium for group business for 2001 and 2000. No other net premium written by the Company are subject to retrospective rating features.

Note 19
-------
Changes in Incurred Claims and Claim Adjustment Expenses

The Company cedes 100% of its retained accident and health insurance to its parent, Mutual of Omaha. Therefore, the incurred losses and loss adjustment expenses attributable to the Company's accident and health business are calculated and reported by Mutual of Omaha.

Note 20
-------
Reserves for Life Contingent Products and Deposit-Type Funds

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

Substandard reserves for plans introduced prior to 1989 are set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method.

Substandard reserves for plans introduced after 1988 are set equal to the unearned portion of the substandard premiums.

At December 31, 2001, the Company had policies with a face amount of $209,540,753 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Nebraska. Reserves to cover the above insurance totaled $2,088,058 at December 31, 2001.

Note 21
-------
Analysis of Annuity Reserves and Deposit Liabilities by Withdrawal
Characteristics

           At December 31, 2001
           Annuity reserves and deposit fund liabilities:

                                                                        Amount       % of Total
                                                                        ------       ----------
           Subject to discretionary withdrawal:
            (1) With market value adjustment                       $   762,740,390       9.5%
            (2) At book value less current surrender
                Charge of 5% or more                                   550,171,032       6.9%
            (3) At fair value                                        1,317,980,657      16.5%
                                                                   ---------------     ------
            (4) Total with adjustment or at market value             2,630,892,079      32.9%
            (5) At book value without adjustment
                (minimal or no charge)                               3,164,158,578      39.4%

           Not subject to discretionary withdrawal                   2,214,940,122      27.7%
                                                                   ---------------     ------

           Total (gross)                                             8,009,990,779     100.0%

           Reinsurance ceded                                            20,001,724
                                                                   ---------------

           Total (net)                                             $ 7,989,989,055
                                                                   ===============


           At December 31, 2000
           Annuity reserves and deposit fund liabilities:

                                                                        Amount       % of Total
                                                                        ------       ----------
           Subject to discretionary withdrawal:
            (1) With market value adjustment                       $   598,824,134       7.7%
            (2) At book value less current surrender
                charge of 5% or more                                   991,719,626      12.8%
            (3) At fair value                                        1,517,996,922      19.6%
                                                                   ---------------      -----
            (4) Total with adjustment or at market value             3,108,540,682      40.1%
            (5) At book value without adjustment
                (minimal or no charge)                               2,512,555,124      32.5%

           Not subject to discretionary withdrawal                   2,120,358,238      27.4%
                                                                   ---------------      -----

           Total (gross)                                             7,741,454,044     100.0%

           Reinsurance ceded                                            19,558,887
                                                                   ---------------

           Total (net)                                             $ 7,721,895,157
                                                                   ===============

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Statements of Admitted Assets, Liabilities, Surplus as of December 31:

         December 31, 2001
         Life and Accident and Health Annual
         Statement:                                                         Amount
                                                                            ------
         Exhibit 8, Annuities Section, Total (net)                     $ 4,697,238,099
         Exhibit 8, Supplementary Contracts with Life
         Contingencies Section, Total (net)                                16,110,843
         Exhibit of Deposit-Type Contracts, Line 14, Column 1           1,958,659,456
                                                                      ---------------
                                                                        6,672,008,398

         Separate Accounts Annual Statement:
         Exhibit 6, Line 0299999, Column 2                                 772,375,349
         Exhibit 6, Line 0399999, Column 2                                           0
         Page 3, Line 2, Column 3                                          545,605,308
         Page 3, Line 3.1, Column 3                                                  0
         Page 3, Line 3.2, Column 3                                                  0
         Page 3, Line 3.3, Column 3                                                  0
                                                                       ---------------
                                                                         1,317,980,657
                                                                       ---------------
         Total                                                         $ 7,989,989,055
                                                                       ===============
         December 31, 2000
         Life and Accident and Health Annual
         Statement:

                                                                            Amount
                                                                            ------
         Exhibit 8, Annuities Section, Total (net)                     $ 4,426,229,721
         Exhibit 8, Supplementary Contracts with Life
         Contingencies Section, Total (net)                                 14,842,503
         Exhibit of Deposit-Type Contracts, Line 14,
         Column 1                                                        1,762,826,012
                                                                       ---------------
                                                                         6,203,898,236

         Separate Accounts Annual Statement:
         Exhibit 6, Line 0299999, Column 2                                 970,178,978
         Exhibit 6, Line 0399999, Column 2                                           0
         Page 3, Line 2, Column 3                                          547,817,943
         Page 3, Line 3.1, Column 3                                                  0
         Page 3, Line 3.2, Column 3                                                  0
         Page 3, Line 3.3, Column 3                                                  0
                                                                       ---------------
                                                                         1,517,996,921
                                                                       ---------------
         Total                                                         $ 7,721,895,157
                                                                       ===============

Note 22
-------
Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

                                          2001                           2000
                     Type                 Gross          Net of         Gross         Net of
                                                        Loading                       Loading
          (1) Industrial               $          0   $          0   $          0  $          0
          (2) Ordinary New Business      20,529,497      4,963,162     18,830,421     4,923,684
          (3) Ordinary Renewal          126,467,298    127,235,283    125,972,903   119,102,851
          (4) Credit Life                         0              0              0             0
          (5) Group Life                 17,982,769     17,193,248     15,910,416    15,160,422
          (6) Group Annuity                       0              0              0             0
                                       ------------   ------------   ------------  ------------
          (7) Total                    $164,979,564   $149,391,693   $160,713,740  $139,186,957

Note 23
-------
Separate Accounts

Information regarding the separate accounts of the Company is as follows:

                                                              Nonindexed     Nonindexed     Nonguaranteed
                                                              Guarantee       Guarantee        Separate
                                                 Indexed    Less than/=4% Greater than/=4%    Accounts            Total
                                                 -------       ------         -----            --------            -----
For the year ended December 31, 2001:
Premiums, considerations or deposits             $     0      $        0    $          0   $    47,459,856    $    47,459,856
                                                 =======      ==========    ============   ===============    ===============

 At December 31, 2001
  Reserves by valuation basis:
    Market value                                 $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
    Amortized cost                               $     0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------
    Total reserves                               $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
                                                 =======      ==========    ============   ===============    ===============


  Reserves by withdrawal characteristic:
   Subject to discretionary withdrawal:          $     0      $        0    $          0   $             0    $             0
   With market value adjustment                        0               0               0                 0                  0
   At book value without market value
   Adjustment and with current
   surrender charge greater than/=5%                   0               0               0                 0                  0
   At market value                                     0               0               0     1,349,568,361      1,349,568,361
   At book value without market value
   Adjustment and with current surrender
   charge less than 5%                                 0               0               0                 0                  0

 Not subject to discretionary withdrawal               0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------
   Total                                         $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
                                                 =======      ==========    ============   ===============    ===============

 Reserves with Asset Default Risk in Lieu of AVR

 Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
    Transfers to Separate Accounts               $     0      $        0    $          0   $    47,459,856    $    47,459,856
    Transfers from Separate Accounts                   0               0               0       101,812,690        101,812,690
                                                 -------      ----------    ------------   ---------------    ---------------
    Net Transfers                                      0               0               0       (54,352,834)       (54,352,834)

    Reconciling Adjustments                            0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------

 Transfers as Reported in the Summary of
 Operations of the Company                       $     0      $        0    $          0   $   (54,352,834)   $   (54,352,834)
                                                 =======      ==========    ============   ===============    ===============

Note 24
-------
EDP Equipment and Software

Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

Electronic data processing ("EDP") equipment and operating and nonoperating software consisted of the following at December 31:

                                                  2001              2000
                                                  ----              ----
     Electronic data processing equipment     $ 79,240,308     $  99,824,521
     Operating system software                   5,002,913         5,472,872
     Nonoperating system software               11,222,354        12,276,549

     Accumulated depreciation                  (89,070,275)     (100,976,173)
     Assets non-admitted                        (1,510,580)       (3,793,487)
                                              ------------     -------------
     Balance, net                             $  4,884,720     $  12,804,282
                                              ============     =============

Depreciation expense related to EDP equipment and operating and nonoperating software totaled $13,126,354 and $10,078,184 for the year ended December 31, 2001 and 2000, respectively.

Note 25
-------
Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and Equity

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                            2001                2000                 1999
                                                            ----                ----                 ----
    Statutory net income as reported                    $ 49,387,302       $  125,918,135       $   54,972,953
    Future policy benefits and policyholder
      account balances                                     6,883,740           13,365,794           14,442,932
    Deferred policy acquisition costs                     36,986,550           26,035,669           28,205,163
    Deferred income taxes and other tax
      reclassifications                                   (3,455,702)          (6,266,928)          (6,785,000)
    Valuation of investments                             (12,891,889)          (8,412,397)          15,115,420
    Earnings of subsidiaries                             (15,442,085)           6,481,904           10,828,173
    Cumulative effect of adopting SFAS No.
      133, net of tax                                              0            8,893,990                    0
    Other                                                  5,423,480           (7,686,160)           2,983,278
                                                        ------------       --------------       --------------
    Net income in conformity with accounting
      principles generally accepted in
      the United States of America                      $ 66,891,396       $  158,330,007       $  119,762,919
                                                        ============       ==============       ==============

                                                                                2001                 2000
                                                                                ----                 ----
    Statutory surplus                                                      $  871,232,931       $  832,085,212
    Future policy benefits and policyholder account balances                 (291,149,480)        (298,482,040)
    Deferred policy acquisition costs                                         867,634,889          847,175,902
    Deferred income taxes                                                    (171,756,399)         (68,695,851)
    Valuation of investments                                                  193,440,724              (73,042)
    Statutory asset valuation reserve                                          94,833,161          138,378,219
    Non-admitted assets                                                        71,503,012           16,655,341
    Subsidiary equity                                                          43,236,639           35,531,465
    Statutory interest maintenance reserve                                              0           18,676,082
    Other                                                                     (12,069,181)         (19,854,723)
                                                                           --------------       --------------
    Equity in conformity with accounting principles generally
      accepted in the United States of America                             $1,666,906,296       $1,501,396,565
                                                                           ==============       ==============

          UNITED OF OMAHA
          SEPARATE ACCOUNT C

          FINANCIAL STATEMENTS AND
          INDEPENDENT AUDITORS' REPORT AS OF
          DECEMBER 31, 2001 AND FOR THE PERIODS
          ENDED DECEMBER 31, 2001 AND 2000

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statement of net assets of each of the United of Omaha Separate Account C (the "Separate Account") sub-accounts disclosed in
Note 2 which comprise the Separate Account as of December 31, 2001, and the related statements of operations and changes in net assets for the periods ended December 31, 2001 and 2000. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts which comprise the Separate Account as of December 31, 2001, and the results of their operations and changes in their net assets for the periods ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Omaha, Nebraska

March 29, 2002

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2001

                                                                  Market (Carrying) Value
                                                               ------------------------------------------

                                                                Contracts in  Contracts in
                                                                Accumulation      Payout
                                                                 (Deferred)   (Annuitization                 Units      Market Value
ASSETS                                               Cost          Period         Period       Net Assets  Outstanding    per Unit
                                                     ----          ------         ------       ---------   -----------     --------
Investments:
     Alger:
          American Growth                        $ 66,487,594  $ 48,054,328      $ 3,468      $48,057,796    2,180,743        $22.04
          American Small Capitalization            42,222,570    22,169,087        1,738       22,170,825    2,038,018         10.88

     Deutsche VIT:
          EAFE(R) Equity Index                     10,146,087     7,809,411            -        7,809,411    1,197,410          6.52
          Small Cap Index                           5,784,787     5,581,741            -        5,581,741      596,223          9.36
     Federated:
          Prime Money Fund II                      43,982,666    43,982,666            -       43,982,666   35,216,087          1.25
          U. S. Government Securities II           25,683,467    27,204,334            -       27,204,334    1,939,687         14.03

     Fidelity VIP and VIP II:
          Asset Manager                               434,646       387,201            -          387,201       23,148         16.73
          Asset Manager: Growth                    43,337,463    35,833,121        7,719       35,840,840    2,106,559         17.01
          Asset Manager: Growth - B                    14,248        15,086            -           15,086        1,580          9.55
          Contrafund                               60,045,169    54,320,042        3,253       54,323,295    2,598,463         20.91
          Contrafund - B                                3,379         3,536            -            3,536          374          9.45
          Equity Income                            63,747,202    61,434,009        2,137       61,436,146    3,290,502         18.67
          Equity Income - B                            27,446        28,367            -           28,367        3,048          9.31
          Growth                                    1,020,259       746,122            -          746,122       29,335         25.43
          Index 500                                60,324,822    54,514,212            -       54,514,212    3,965,549         13.75
          Index 500 - B                                40,310        41,299            -           41,299        4,513          9.15

     MFS:
          Capital Opportunities                    44,769,157    34,885,130            -       34,885,130    2,223,177         15.69
          Capital Opportunities - B                    45,188        46,422            -           46,422        5,555          8.36
          Emerging Growth                          53,435,661    42,128,664        3,123       42,131,787    2,187,442         19.26
          Emerging Growth - B                           3,387         3,898            -            3,898          466          8.36
          Global Governments                       13,249,318    13,227,056            -       13,227,056    1,170,726         11.30
          Global Governments - B                       30,033        29,600            -           29,600        2,869         10.32
          High Income                              17,055,439    16,614,022            -       16,614,022    1,351,868         12.29
          High Income - B                              27,588        27,986            -           27,986        2,894          9.67
          Research                                 37,518,836    30,086,564        2,656       30,089,220    1,772,778         16.97
          Research - B                                  3,389         3,654            -            3,654          420          8.70

     Morgan Stanley:
          Emerging Markets Equity                   4,598,426     3,488,932            -        3,488,932      463,521          7.53
          Fixed Income                              3,760,184     3,579,682            -        3,579,682      297,523         12.03
          Technology                                    3,455         4,463            -            4,463          578          7.72

     Pioneer VCT:
          Equity-Income                             8,954,051     8,382,355            -        8,382,355      795,981         10.53
          Fund                                      4,359,591     3,781,671            -        3,781,671      441,374          8.57
          Growth Shares                               600,374       595,663            -          595,663       80,304          7.42
          Mid-Cap Value                            12,362,860    12,814,555            -       12,814,555      846,911         15.13
          Mid-Cap Value - B                            10,292        10,944            -           10,944        1,122          9.75
          Real Estate Growth                        9,443,184    10,311,278            -       10,311,278      823,625         12.52
          Real Estate Growth - B                       27,564        28,270            -           28,270        2,720         10.39

     Scudder VLIF:
          Bond                                        213,820       222,868            -          222,868       15,067         14.79
          Global Discovery                          9,091,724     6,422,281            -        6,422,281      437,554         14.68
          Growth and Income                        11,245,912     8,952,102            -        8,952,102      800,567         11.18
          International                            38,481,531    22,555,360        2,363       22,557,723    1,863,892         12.10
          International - B                             5,742         5,650            -            5,650          667          8.47
          Money Market                                192,362       192,362            -          192,362      146,563          1.31

     T. Rowe Price
          Equity Income                            59,341,458    60,539,523        2,392       60,541,915    2,884,843         20.99
          International Stock                      40,749,476    31,069,519        2,228       31,071,747    2,758,903         11.26
          Limited-Term Bond                        46,858,353    48,077,452            -       48,077,452    3,573,588         13.45
          New America Growth                       33,267,865    28,589,289        2,415       28,591,704    1,589,702         17.99
          Personal Strategy Balanced               41,964,366    40,505,690        4,237       40,509,927    2,271,704         17.83
                                                 ------------ -------------  -----------     ------------

                     Total invested assets       $914,972,701  $789,307,467  $    37,729     $789,345,196
                                                 ============  ============  ===========     ============

LIABILITIES                                      $          -  $          -  $         -     $          -
                                                 ============  ============  ===========     ============

                     Net assets                  $914,972,701  $789,307,467  $    37,729     $789,345,196
                                                 ============  ============  ===========     ============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  Alger                                                   Deutsche VIT
                                                  ------------------------------------------------------- --------------------------
                                                                                    American

                                                       American Growth          Small Capitalization         EAFE(R) Equity Index
                                                  -------------------------- ---------------------------- --------------------------
                                                      2001         2000          2001           2000          2001         2000
                                                  -------------------------- -------------- ------------- --------------------------
Income:
      Dividends                                   $    134,447  $          -   $     13,121  $          -   $         -  $        -

Expenses:
      Mortality and expense risk                      (575,922)     (771,840)      (262,793)     (449,293)      (73,942)    (23,020)
      Administrative charges                          (112,835)     (155,687)       (51,644)      (90,826)      (14,200)     (4,504)
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Net Investment Income (Expense)                       (554,310)     (927,527)      (301,316)     (540,119)      (88,142)    (27,524)
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares     (830,472)    4,876,725     (7,205,890)     (727,746)     (117,941)     (4,036)
      Realized gain distributions                    7,290,449    10,257,586              -    16,685,415             -      96,941
                                                   -----------  ------------   ------------    ----------   -----------  -----------
         Realized gain (losses)                      6,459,977    15,134,311     (7,205,890)   15,957,669      (117,941)     92,905
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Change in unrealized appreciation
      during the year                              (14,456,068)  (26,889,493)    (3,178,168)  (29,035,709)   (1,826,271)   (510,405)
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Increase (decrease) in net assets from
      operations                                    (8,550,401)  (12,682,709)   (10,685,374)  (13,618,159)   (2,032,354)   (445,024)
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Contract Transactions:
      Payments received from contract owners           648,337     3,904,066        362,298     1,923,207       672,938     872,579
      Transfers between subaccounts
          (including fixed accounts), net           (2,494,902)   10,080,404      1,175,016     5,044,553     3,861,150   5,677,882
      Transfers for contract benefits and
         terminations                               (7,754,499)   (9,379,971)    (3,661,512)   (6,020,821)     (646,735)   (127,596)
      Contract maintenance charges                    (199,967)     (163,315)       (91,083)     (103,038)      (19,623)     (3,806)

Adjustments to net assets allocated
      to contracts in payout period                          -             -              -             -             -           -
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Net increase (decrease) in net assets
      from contract transactions                    (9,801,031)    4,441,184     (2,215,281)      843,901     3,867,730   6,419,059
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Total increase (decrease) in net assets            (18,351,432)   (8,241,525)   (12,900,655)  (12,774,258)    1,835,376   5,974,035
Net assets at beginning of period                   66,409,228    74,650,753     35,071,480    47,845,738     5,974,035           -
                                                  ------------  ------------   ------------  ------------   -----------  -----------

Net assets at end of  period                      $ 48,057,796  $ 66,409,228   $ 22,170,825  $ 35,071,480   $ 7,809,411  $5,974,035
                                                  ============  ============   ============  ============   ===========  ===========

Accumulation units:

      Purchases                                        134,685       558,983        231,790       385,485       558,658     685,246
      Withdrawals                                     (582,779)     (379,152)      (437,781)     (327,156)      (43,074)     (3,420)
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Net increase (decrease) in units outstanding          (448,094)      179,831       (205,991)       58,329       515,584     681,826

Units outstanding at beginning of year               2,628,837     2,449,006      2,244,009     2,185,680       681,826           -
                                                  ------------  ------------   ------------  ------------   -----------  -----------
Units outstanding at end of year                     2,180,743     2,628,837      2,038,018     2,244,009     1,197,410     681,826
                                                  ============  ============   ============  ============   ===========  ===========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                                 Deutsche VIT (continued)   Federated
                                                 -------------------------  ------------------------------------------------------
                                                                                                             U.S. Government
                                                      Small Cap Index           Prime Money Fund II           Securities II
                                                 -------------------------  --------------------------- --------------------------
                                                    2001         2000          2001           2000          2001         2000
                                                 -----------  ------------  ------------- ------------- ------------  ------------
Income:
      Dividends                                  $    32,336  $         -   $  1,406,835  $  2,509,140  $  1,122,189 $  1,506,369

Expenses:
      Mortality and expense risk                     (47,450)     (13,053)      (411,490)     (444,735)     (295,356)    (285,041)
      Administrative charges                          (9,129)      (2,556)       (79,721)      (87,861)      (58,117)     (57,910)
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net Investment Income (Expense)                      (24,243)     (15,609)       915,624     1,976,544       768,716    1,163,418
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
        shares                                       (36,992)         (72)             -             -       652,979      201,142
      Realized gain distributions                    260,316       17,035              -             -             -            -
                                                 -----------  -----------    -----------  ------------  ------------ ------------
         Realized gain (losses)                      223,324       16,963              -             -       652,979      201,142
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Change in unrealized appreciation
      during the year                                (71,643)    (131,403)             -             -       180,778    1,287,128
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Increase (decrease) in net assets from
      operations                                     127,438     (130,049)       915,624     1,976,544     1,602,473    2,651,688
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Contract Transactions:
      Payments received from contract owners         421,385      502,425     13,641,205    37,084,802       333,938      460,709
      Transfers between subaccounts
         (including fixed accounts), net           2,114,954    3,056,482      6,131,947   (47,872,917)    1,354,560     (137,291)
      Transfers for contract benefits and
         terminations                               (437,524)     (58,217)   (13,592,266)  (14,104,929)   (4,816,670)  (3,102,066)
      Contract maintenance charges                   (13,543)      (1,610)      (238,999)     (178,262)      (93,750)     (51,725)
 Adjustments to net assets allocated
      to contracts in payout period                        -            -              -             -             -            -
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net increase (decrease) in net assets
      from contract transactions                   2,085,272    3,499,080      5,941,887   (25,071,306)   (3,221,922)  (2,830,373)
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Total increase (decrease) in net assets            2,212,710    3,369,031      6,857,511   (23,094,762)   (1,619,449)    (178,685)

Net assets at beginning of period                  3,369,031            -     37,125,155    60,219,917    28,823,783   29,002,468
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net assets at end of  period                     $ 5,581,741  $ 3,369,031   $ 43,982,666  $ 37,125,155  $ 27,204,334 $ 28,823,783
                                                 ===========  ===========    ===========  ============  ============ ============

Accumulation units:
      Purchases                                      304,142      366,462     40,065,707   116,286,485       552,092      323,878
      Withdrawals                                    (70,729)      (3,652)   (35,261,962) (137,322,047)     (779,173)    (542,910)
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Net increase (decrease) in units
      outstanding                                    233,413      362,810      4,803,745   (21,035,562)     (227,081)    (219,032)

Units outstanding at beginning of year               362,810            -     30,412,342    51,447,904     2,166,768    2,385,800
                                                 -----------  -----------    -----------  ------------  ------------ ------------
Units outstanding at end of year                     596,223      362,810     35,216,087    30,412,342     1,939,687    2,166,768
                                                 ===========  ===========    ===========  ============  ============ ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                             Fidelity VIP and VIP II
                                             ------------------------------------------------------------------------------------
                                                                                            Asset Manager:
                                                Asset Manager       Asset Manager: Growth     Growth - B        Contrafund
                                             --------------------  ------------------------- -----------  ------------------------
                                                2001      2000         2001          2000      2001(A)      2001         2000
                                             ---------- ---------  ------------  ----------- ----------   ----------- ------------
Income:
     Dividends                               $  22,366  $  20,593  $  1,278,639  $ 1,156,944  $       - $    549,395  $    309,563

Expenses:
     Mortality and expense risk                 (5,755)    (7,025)     (409,101)    (535,033)       (34)    (632,324)     (850,107)
     Administrative charges                       (687)    (1,439)      (80,946)    (108,896)         -     (124,382)     (171,938)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Net Investment Income (Expense)                 15,924     12,129       788,592      513,015        (34)    (207,311)     (712,482)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Realized gains (losses) on investments
     Realized gain (loss) on sale of fund
       shares                                   (7,841)    10,559      (651,957)   1,367,690         (3)   2,516,888     4,851,872
     Realized gain distributions                 8,387     48,517     1,540,924    4,690,313          -    1,939,042    11,237,135
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
        Realized gain (losses)                     546     59,076       888,967    6,058,003         (3)   4,455,930    16,089,007
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Change in unrealized appreciation
       during the year                         (44,667)  (103,360)   (5,737,161) (14,141,465)       838  (14,525,907)  (22,080,529)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Increase (decrease) in net assets from
       operations                              (28,197)   (32,155)   (4,059,602)  (7,570,447)       801  (10,277,288)   (6,704,004)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Contract Transactions:
     Payments received from contract owners          -        500       284,792    1,133,087     14,255      576,392     2,812,824
     Transfers between subaccounts
         (including fixed accounts), net         1,900    (71,563)   (2,208,885)   2,140,241         30   (3,883,820)    4,641,769
     Transfers for contract benefits and
        terminations                          (145,888)   (19,881)   (5,993,102)  (5,405,214)         -   (9,528,364)  (10,629,899)
     ontract maintenance charges                (1,905)         -      (130,448)     (97,325)         -     (221,222)     (190,507)
Adjustments to net assets allocated
       to contracts in payout period                 -          -             -            -          -            -             -
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Net increase (decrease) in net assets
       from contract transactions             (145,893)   (90,944)   (8,047,643)  (2,229,211)    14,285  (13,057,014)   (3,365,813)
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Total increase (decrease) in net assets       (174,090)  (123,099)  (12,107,245)  (9,799,658)    15,086  (23,334,302)  (10,069,817)
Net assets at beginning of period              561,291    684,390    47,948,085   57,747,743          -   77,657,597    87,727,414
                                             ---------  ---------  ------------  -----------  --------- ------------  ------------
Net assets at end of period                  $  87,201  $ 561,291  $ 35,840,840  $47,948,085  $  15,086 $ 54,323,295  $ 77,657,597
                                             =========  =========  ============  ===========  ========= ============  ============
Accumulation units:
     Purchases                                     110         33        52,727      176,794      1,580       78,101       379,616
     Withdrawals                                (8,693)    (4,954)     (521,815)    (283,473)         -     (686,385)     (470,064)
                                             ---------  ---------  ------------  ----------- ---------- ------------  ------------
Net increase (decrease) in units outstanding    (8,583)    (4,921)     (469,088)    (106,679)     1,580     (608,284)      (90,448)
Units outstanding at beginning of year          31,731     36,652     2,575,647    2,682,326          -    3,206,747     3,297,195
                                             ---------  ---------  ------------  ----------- ---------- ------------  ------------
Units outstanding at end of year                23,148     31,731     2,106,559    2,575,647      1,580    2,598,463     3,206,747
                                             =========  =========  ============  =========== ========== ============  ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                     Fidelity VIP and VIP II (continued)
                                                    -------------------------------------------------------------------------------
                                                     Contrafund -                             Equity
                                                          B             Equity Income       Income - B      Growth       Growth
                                                    ----------- --------------------------- ------------ ------------- ------------
                                                      2001(A)       2001          2000        2001(A)        2001         2000
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Income:
      Dividends                                       $      -  $ 1,249,483   $  1,313,583   $        -   $       729  $     1,689

Expenses:
      Mortality and expense risk                           (22)    (693,376)      (733,423)         (40)      (10,925)     (16,208)
      Administrative charges                                 -     (136,439)      (148,210)           -        (1,304)      (3,320)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Net Investment Income (Expense)                            (22)     419,668        431,950          (40)      (11,500)     (17,839)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares          253    1,328,680      1,982,912           (6)       (6,748)     106,722
      Realized gain distributions                            -    3,510,452      4,948,847            -        68,535      168,035
                                                    ----------- ------------ -------------- ------------ ------------- ------------
         Realized gain (losses)                            253    4,839,132      6,931,759           (6)       61,787      274,757
                                                    ----------- ------------ -------------- ------------ ------------- ------------
nge in unrealized appreciation
      during the year                                      157   (9,984,214)    (2,468,052)         921      (240,761)    (406,657)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                           388   (4,725,414)     4,895,657          875      (190,474)    (149,739)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners            13,590      936,561      2,281,264       24,647           225          838
      Transfers between subaccounts
         (including fixed accounts), net                     -   (2,194,262)       706,953        2,845        10,242       33,283
      Transfers for contract benefits and
         terminations                                  (10,442)  (8,546,639)   (10,629,899)           -      (136,865)    (241,548)
      Contract maintenance charges                           -     (201,565)      (190,507)           -        (2,120)      (2,324)

Adjustments to net assets allocated
      to contracts in payout period                          -            -              -            -             -            -
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                         3,148  (10,005,905)    (7,832,189)      27,492      (128,518)    (209,751)
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Total increase (decrease) in net assets                  3,536  (14,731,319)    (2,936,532)      28,367      (318,992)    (359,490)

Net assets at beginning of period                            -   76,167,465     79,103,997            -     1,065,114    1,424,604
                                                    ----------- ------------ -------------- ------------ ------------- ------------
Net assets at end of  period                          $  3,536  $61,436,146   $ 76,167,465   $   28,367   $   746,122  $ 1,065,114
                                                    =========== ============ ============== ============ ============= ============

Accumulation units:

      Purchases                                            374      173,575        282,818        3,048         1,622        3,996
      Withdrawals                                            -     (692,876)      (705,996)           -        (6,287)      (9,913)
                                                   -------------------------- -------------- ------------- ------------------------
Net increase (decrease) in units outstanding               374     (519,301)      (423,178)       3,048        (4,665)      (5,917)

Units outstanding at beginning of year                       -    3,809,803      4,232,981            -        34,000       39,917
                                                   -------------------------- -------------- ------------- ------------------------
Units outstanding at end of year                           374    3,290,502      3,809,803        3,048        29,335       34,000
                                                   ========================== ============== ============= ========================


(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C


STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                          Fidelity VIP and VIP II (continued)       MFS
                                          ----------------------------------------  ----------------------------------------------
                                                                       Index 500 -                                    Capital
                                                    Index 500              B          Capital Opportunities      Opportunities - B
                                          -------------------------  -------------  --------------------------   -----------------
                                               2001         2000        2001(A)         2001          2000            2001(A)
                                          ------------  -----------  -------------  ------------  ------------   -----------------
Income:
      Dividends                           $    674,097  $   641,642  $           -  $    $ 2,373  $          -   $            -

Expenses:
      Mortality and expense risk              (600,345)    (663,181)           (53)     (397,180)     (439,384)             (50)
      Administrative charges                  (115,136)    (131,106)             -       (77,219)      (87,910)               -
                                          ------------  -----------  -------------  ------------  ------------   --------------

Net Investment Income (Expense)                (41,384)    (152,645)           (53)     (472,026)     (527,294)             (50)
                                          ------------  -----------  -------------  ------------  ------------   --------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of
          fund shares                          741,757    1,900,155             (4)      543,607       889,101              964
      Realized gain distributions                    -      280,478              -     3,298,607     3,372,776                -
                                          ------------  -----------  -------------  ------------  ------------   --------------

         Realized gain (losses)                741,757    2,180,633             (4)    3,842,214     4,261,877              964
                                          ------------  -----------  -------------  ------------  ------------   --------------

Change in unrealized appreciation
      during the year                       (9,209,808)  (9,087,385)           989   (14,786,813)   (6,597,789)           1,234
                                          ------------  -----------  -------------  ------------  ------------   --------------

Increase (decrease) in net assets from
      operations                            (8,509,435)  (7,059,397)           932   (11,416,625)   (2,863,206)           2,148
                                          ------------  -----------  -------------  ------------  ------------   --------------
Contract Transactions:
      Payments received from contract
          owners                             1,857,531    4,494,464         34,496     1,299,955     3,740,183           43,571
      Transfers between subaccounts
         (including fixed accounts), net     4,465,058   17,941,450          5,871     5,020,075    12,454,288           11,806
      Transfers for contract benefits
          and terminations                  (6,369,958) (13,276,016)             -    (4,521,004)   (3,629,907)         (11,103)
      Contract maintenance charges            (186,343)    (157,164)             -      (118,322)      (69,604)               -

Adjustments to net assets allocated
      to contracts in payout period                  -            -              -             -             -                -
                                          ------------  -----------  -------------  ------------  ------------   --------------

Net increase (decrease) in net assets
      from contract transactions              (233,712)   9,002,734         40,367     1,680,704    12,494,960           44,274
                                          ------------  -----------  -------------  ------------  ------------   --------------
Total increase (decrease) in net assets     (8,743,147)   1,943,337         41,299    (9,735,921)    9,631,754           46,422

Net assets at beginning of period           63,257,359   61,314,022              -    44,621,051    34,989,297                -
                                          ------------  -----------  -------------  ------------  ------------   --------------
Net assets at end of period               $ 54,514,212  $63,257,359  $      41,299  $ 34,885,130  $ 44,621,051   $       46,422
                                          ============  ===========  =============  ============  ============   ==============
Accumulation units:
      Purchases                                473,353      890,857          4,513       426,351       638,806            5,555
      Withdrawals                             (494,263)    (352,940)             -      (337,546)      (93,442)               -
                                          ------------  -----------  -------------  ------------  ------------   --------------
Net increase (decrease) in units
      outstanding                              (20,910)     537,917          4,513        88,805       545,364            5,555
Units outstanding at beginning of year       3,986,459    3,448,542              -     2,134,372     1,589,008                -
                                          ------------  -----------  -------------  ------------  ------------   --------------
Units outstanding at end of year             3,965,549    3,986,459          4,513     2,223,177     2,134,372            5,555
                                          ============  ===========  =============  ============  ============   ==============



(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                              MFS (continued)
                                              -------------------------------------------------------------------------------------
                                                                            Emerging                                     Global
                                                   Emerging  Growth        Growth - B        Global Governments      Governments - B
                                              --------------------------  -------------  --------------------------  ---------------
                                                  2001          2000         2001(A)         2001          2000          2001(A)
                                              ------------   -----------  -------------  ------------  ------------  ---------------
Income:
  Dividends                                   $          -  $          -  $           -  $    594,952  $    761,385  $            -

Expenses:
  Mortality and expense risk                      (527,789)     (992,230)           (14)     (154,354)     (158,195)            (55)
  Administrative charges                          (104,464)     (202,283)             -       (30,312)      (32,090)              -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net Investment Income (Expense)                   (632,253)   (1,194,513)           (14)      410,286       571,100             (55)
                                              ------------  ------------  -------------  ------------  ------------  --------------
Realized gains (losses) on investments
  Realized gain (loss) on sale of fund shares    2,680,837    11,448,690             (3)     (151,223)      (78,257)              5
  Realized gain distributions                    3,493,285     5,656,224              -             -             -               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
     Realized gain (losses)                      6,174,122    17,104,914             (3)     (151,223)      (78,257)              5
                                              ------------  ------------  -------------  ------------  ------------  --------------
Change in unrealized appreciation
  during the year                              (31,917,114)  (37,171,620)           511       265,117        94,409            (433)
                                              ------------  ------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
  operations                                   (26,375,245)  (21,261,219)           494       524,180       587,252            (483)
                                              ------------  ------------  -------------  ------------  ------------  --------------
Contract Transactions:
  Payments received from contract owners           449,382     2,780,893          3,352       280,429       693,016          29,852
  Transfers between subaccounts
     (including fixed accounts), net            (3,878,947)    3,907,484             52    (1,965,781)    1,453,251             231
  Transfers for contract benefits and
     terminations                               (7,586,272)  (12,312,016)             -    (2,167,671)   (1,764,736)              -
  Contract maintenance charges                    (191,292)     (198,452)             -       (48,944)      (34,300)              -
Adjustments to net assets allocated
  to contracts in payout period                          -             -              -             -             -               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net increase (decrease) in net assets
  from contract transactions                   (11,207,129)   (5,822,091)         3,404    (3,901,967)      347,231          30,083
                                              ------------  ------------  -------------  ------------  ------------  --------------
Total increase (decrease) in net assets        (37,582,374)  (27,083,310)         3,898    (3,377,787)      934,483          29,600
Net assets at beginning of period               79,714,161   106,797,471              -    16,604,843    15,670,360               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net assets at end of  period                  $ 42,131,787  $ 79,714,161  $       3,898  $ 13,227,056  $ 16,604,843  $       29,600
                                              ============  ============  =============  ============  ============  ==============

Accumulation units:
  Purchases                                        145,943       352,040            466        63,498       198,853           2,869
  Withdrawals                                     (664,002)     (506,827)             -      (412,469)     (164,308)              -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Net increase (decrease) in units outstanding      (518,059)     (154,787)           466      (348,971)       34,545           2,869
Units outstanding at beginning of year           2,705,501     2,860,288              -     1,519,697     1,485,152               -
                                              ------------  ------------  -------------  ------------  ------------  --------------
Units outstanding at end of year                 2,187,442     2,705,501            466     1,170,726     1,519,697           2,869
                                              ============  ============  =============  ============  ============  ==============

(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  MFS (continued)
                                                  ----------------------------------------------------------------------------------
                                                                             High Income -                               Research -
                                                         High Income              B                 Research                 B
                                                  -------------------------  -------------  --------------------------   ----------
                                                      2001         2000         2001(A)         2001          2000        2001(A)
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Income:
      Dividends                                   $  1,888,405  $ 1,774,161  $           -  $      5,468  $     21,058   $        -

Expenses:
      Mortality and expense risk                      (214,832)    (233,054)           (55)     (383,651)     (553,369)         (13)
      Administrative charges                           (42,203)     (47,156)             -       (75,972)     (112,739)           -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net Investment Income (Expense)                      1,631,370    1,493,951            (55)     (454,155)     (645,050)         (13)
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares   (2,540,227)  (1,024,585)           130       712,115     3,382,662           (3)
      Realized gain distributions                            -            -              -     5,253,675     3,614,521            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
         Realized gain (losses)                     (2,540,227)  (1,024,585)           130     5,965,790     6,997,183           (3)
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Change in unrealized appreciation
      during the year                                1,558,438   (2,083,605)           398   (16,158,915)   (9,364,113)         265
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Increase (decrease) in net assets from
      operations                                       649,581   (1,614,239)           473   (10,647,280)   (3,011,980)         249
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Contract Transactions:
      Payments received from contract owners           309,631      887,523         27,322       306,853     1,658,767        3,352
      Transfers between subaccounts
         (including fixed accounts), net            (4,634,959)    (154,791)           191    (2,905,629)     (448,711)          53
      Transfers for contract benefits and
         terminations                               (3,338,591)  (2,863,898)             -    (5,360,988)   (6,127,993)           -
      Contract maintenance charges                     (60,873)     (52,865)             -      (119,168)      (97,358)           -
Adjustments to net assets allocated
      to contracts in payout period                          -            -              -             -             -            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net increase (decrease) in net assets
      from contract transactions                    (7,724,792)  (2,184,031)        27,513    (8,078,932)   (5,015,295)       3,405
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Total increase (decrease) in net assets             (7,075,211)  (3,798,270)        27,986   (18,726,212)   (8,027,275)       3,654
Net assets at beginning of period                   23,689,233   27,487,503              -    48,815,432    56,842,707            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net assets at end of  period                      $ 16,614,022  $23,689,233  $      27,986  $ 30,089,220  $ 48,815,432   $    3,654
                                                  ============  ===========  =============  ============  ============   ==========

Accumulation units:
      Purchases                                      1,106,937    1,783,206          2,894        63,185       117,479          420
      Withdrawals                                   (1,689,087)  (1,911,771)             -      (521,320)     (325,240)           -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Net increase (decrease) in units outstanding          (582,150)    (128,565)         2,894      (458,135)     (207,761)         420
Units outstanding at beginning of year               1,934,018    2,062,583              -     2,230,913     2,438,674            -
                                                  ------------  -----------  -------------  ------------  ------------   ----------
Units outstanding at end of year                     1,351,868    1,934,018          2,894     1,772,778     2,230,913          420
                                                  ============  ===========  =============  ============  ============   ==========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                               Morgan Stanley                                                Pioneer VCT
                                               ------------------------------------------------------------  ----------------------

                                                Emerging Markets Equity       Fixed Income       Technology       Equity-Income
                                               ------------------------  ----------------------  ----------  ----------------------
                                                  2001         2000         2001        2000       2001(A)      2001        2000
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Income:
   Dividends                                   $         -  $         -  $  173,206  $  121,887  $        -  $  136,332  $   71,187

Expenses:
   Mortality and expense risk                      (29,274)     (30,997)    (28,996)    (18,780)        (15)    (87,470)    (25,163)
   Administrative charges                           (5,681)      (6,233)     (5,647)     (3,771)          -     (16,761)     (4,920)
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Net Investment Income (Expense)                    (34,955)     (37,230)    138,563      99,336         (15)     32,101      41,104
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares  (1,041,208)     241,359     155,910     (12,630)         (8)   (138,881)        325
   Realized gain distributions                           -      475,437      66,806           -           -     453,345     147,520
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
      Realized gain (losses)                    (1,041,208)     716,796     222,716     (12,630)         (8)    314,464     147,845
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Change in unrealized appreciation
   during the year                                 896,954   (2,406,579)   (177,952)     94,187       1,008    (977,331)    405,635
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Increase (decrease) in net assets from
   operations                                     (179,209)  (1,727,013)   183,327     180,893         985    (630,766)    594,584
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Contract Transactions:
   Payments received from contract owners          194,761      501,899     163,838     150,905       3,352     714,198     840,493
   Transfers between subaccounts
      (including fixed accounts), net              876,557    2,868,090   1,547,891     237,298         126   2,347,821   5,525,411
   Transfers for contract benefits and
      terminations                                (281,453)    (166,334)   (387,982)   (219,722)          -    (830,700)   (150,305)
   Contract maintenance charges                     (9,707)      (3,539)     (7,270)     (3,736)          -     (23,881)     (4,500)

Adjustments to net assets allocated
      to contracts in payout period                      -            -           -           -           -           -           -
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net assets
      from contract transactions                   780,158    3,200,116   1,316,477     164,745       3,478   2,207,438   6,211,099
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Total increase (decrease) in net assets            600,949    1,473,103   1,499,804     345,638       4,463   1,576,672   6,805,683

Net assets at beginning of period                2,887,983    1,414,880   2,079,878   1,734,240           -   6,805,683           -
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of  period                   $ 3,488,932  $ 2,887,983  $3,579,682  $2,079,878  $    4,463  $8,382,355  $6,805,683
                                               ===========  ===========  ==========  ==========  ==========  ==========  ==========

Accumulation units:
     Purchases                                     244,535      317,513     351,665      55,265         578     417,655     597,304
     Withdrawals                                  (138,535)     (67,736)   (240,669)    (39,365)          -    (214,036)     (4,942)
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in units outstanding       106,000      249,777     110,996      15,900         578     203,619     592,362

Units outstanding at beginning of year             357,521      107,744     186,527     170,627           -     592,362           -
                                               -----------  -----------  ----------  ----------  ----------  ----------  ----------

Units outstanding at end of year                   463,521      357,521     297,523     186,527         578     795,981     592,362
                                               ===========  ===========  ==========  ==========  ==========  ==========  ==========

(A) For the period from June 1 to December 31.

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                              Pioneer VCT (continued)
                                              --------------------------------------------------------------------------------------
                                                                                                                           Mid-Cap
                                                        Fund                Growth Shares            Mid-Cap Value        Value - B
                                              -----------------------   --------------------  -------------------------  -----------
                                                   2001         2000        2001       2000         2001         2000       2001(A)
                                              ----------  -----------   ---------   --------  ------------   ----------  -----------
Income:
      Dividends                              $    22,291  $     8,823   $    -  -   $      -  $     64,340  $    60,665  $       3

Expenses:
      Mortality and expense risk                 (35,611)      (7,605)     (3,157)      (705)     (115,457)     (81,445)       (24)
      Administrative charges                      (6,832)      (1,501)       (625)      (144)      (22,722)     (16,456)         -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net Investment Income (Expense)                  (20,152)        (283)     (3,782)      (849)      (73,839)     (37,236)       (21)
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
        share                                   (186,711)      (1,025)    (62,849)      (202)      (28,430)          31         (4)
      Realized gain distributions                180,102        1,238           -      7,589       944,924      526,779         46
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
         Realized gain (losses)                   (6,609)         213     (62,849)     7,387       916,494      526,810         42
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Change in unrealized appreciation
      during the year                           (485,152)     (92,768)     13,077    (17,788)     (394,242)     814,719        652
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Increase (decrease) in net assets from
      operations                                (511,913)     (92,838)    (53,554)   (11,250)      448,413    1,304,293        673
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Contract Transactions:
      Payments received from contract owners     350,608      431,631      39,716     20,311       135,686      304,173      5,873
      Transfers between subaccounts
         (including fixed accounts), net       1,722,428    2,343,509     500,327    135,226     4,885,594      265,121      4,398
      Transfers for contract benefits and
         terminations                           (424,032)     (29,681)    (33,824)      (959)   (1,716,601)    (769,002)         -
      Contract maintenance charges                (7,851)        (190)       (322)        (8)      (37,995)     (22,847)         -

Adjustments to net assets allocated
      to contracts in payout period                    -            -           -          -             -            -          -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net increase (decrease) in net assets
      from contract transactions               1,641,153    2,745,269     505,897    154,570     3,266,684     (222,555)    10,271
Total increase (decrease) in net assets        1,129,240    2,652,431     452,343    143,320     3,715,097    1,081,738     10,944
Net assets at beginning of period              2,652,431            -     143,320          -     9,099,458    8,017,720          -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net assets at end of period                  $ 3,781,671  $ 2,652,431   $ 595,663   $143,320  $ 12,814,555  $ 9,099,458  $  10,944
                                              ==========  ===========   =========   ========  ============   ==========  =========
Accumulation units:

      Purchases                                  269,352      277,917      88,011     15,800       410,754       81,630      1,122
      Withdrawals                                (99,820)      (6,075)    (23,135)      (372)     (198,428)     (96,289)         -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Net increase (decrease) in units outstanding     169,532      271,842      64,876     15,428       212,326      (14,659)     1,122
Units outstanding at beginning of year           271,842            -      15,428          -       634,585      649,244          -
                                              ----------  -----------   ---------   --------  ------------   ----------  ---------
Units outstanding at end of year                 441,374      271,842      80,304     15,428       846,911      634,585      1,122
                                              ==========  ===========   =========   ========  ============   ==========  =========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                          Pioneer VCT (continued)                   Scudder VLIF
                                          ----------------------------------------- ------------------------------------------------
                                                                      Real Estate
                                             Real Estate Growth        Growth - B          Bond                 Global Discovery
                                          ---------------------------  ----------  --------------------   --------------------------
                                              2001            2000       2001(A)     2001        2000         2001           2000
                                          -----------   -------------  ----------  --------   ---------   -----------  -------------
Income:
      Dividends                            $   562,357   $   470,762   $    266  $  10,359    $  14,701   $         -  $     47,991

Expenses:
      Mortality and expense risk              (112,156)      (87,981)       (41)    (3,192)      (3,051)      (77,414)      (89,086)
      Administrative charges                   (21,872)      (17,662)         -       (381)        (625)      (15,255)      (18,087)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net Investment Income (Expense)                428,329       365,119        225      6,786       11,025       (92,669)      (59,182)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
        shares                                (167,849)     (337,409)         3       (846)      (6,991)      274,844       721,866
      Realized gain distributions                    -             -          -          -            -       153,861       422,323
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
         Realized gain (losses)               (167,849)     (337,409)         3       (846)      (6,991)      428,705     1,144,189
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Change in unrealized appreciation
      during the year                          430,073     2,158,631        706      4,875       18,025    (2,883,958)   (2,031,970)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------

Increase (decrease) in net assets from
      operations                               690,553     2,186,341        934     10,815       22,059    (2,547,922)     (946,963)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Contract Transactions:
      Payments received from contract
         owners                                389,280       701,260     22,240          -          501        98,881       761,692
      Transfers between subaccounts
         (including fixed accounts), net       252,686     1,242,259      5,096     (3,811)     (13,474)     (320,389)    4,890,039
      Transfers for contract benefits and
         terminations                       (1,488,524)     (734,266)         -    (59,755)     (13,948)   (1,125,984)     (838,310)
      Contract maintenance charges             (37,444)      (18,326)         -       (705)        (252)      (33,621)      (18,674)
Adjustments to net assets allocated
      to contracts in payout period                  -             -          -          -            -             -             -
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net increase (decrease) in net assets
      from contract transactions              (884,002)    1,190,927     27,336    (64,271)     (27,173)   (1,381,113)    4,794,747
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Total increase (decrease) in net assets       (193,449)    3,377,268     28,270    (53,456)      (5,114)   (3,929,035)    3,847,784

Net assets at beginning of period           10,504,727     7,127,459          -    276,324      281,438    10,351,316     6,503,532
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net assets at end of  period               $10,311,278   $10,504,727   $ 28,270  $ 222,868    $ 276,324   $ 6,422,281  $ 10,351,316
                                           ===========   ===========   ========  =========    =========   ===========  ============
Accumulation units:
      Purchases                                379,926       248,467      2,720          -        3,452        64,433       292,467
      Withdrawals                             (449,879)     (127,928)         -     (4,410)      (5,601)     (147,857)      (74,416)
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------
Net increase (decrease) in units
outstanding                                    (69,953)      120,539      2,720     (4,410)      (2,149)      (83,424)      218,051

Units outstanding at beginning of year         893,578       773,039          -     19,477       21,626       520,978       302,927
                                           -----------   -----------   --------  ---------    ---------   -----------  ------------

Units outstanding at end of year               823,625       893,578      2,720     15,067       19,477       437,554       520,978
                                           ===========   ===========   ========  =========    =========   ===========  ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000


                                           Scudder VLIF (continued)
                                           ----------------------------------------------------------------------------------------
                                                                                                 International
                                                 Growth and Income           International            - B         Money Market
                                           ------------------------- ---------------------------- -----------  --------------------
                                              2001          2000          2001           2000        2001(A)        2001     2000
                                           -----------  -----------  -------------   ------------ -----------  ---------  ---------
Income:
      Dividends                            $   100,243  $   150,808   $    124,157   $   253,178   $    -    $   5,839  $  10,265

Expenses:
      Mortality and expense risk              (104,377)    (126,157)      (298,888)     (471,535)     (17)      (2,010)    (1,956)
      Administrative charges                   (20,551)     (25,510)       (58,957)      (95,332)       -         (240)      (401)
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net Investment Income (Expense)                (24,685)        (859)      (233,688)     (313,689)     (17)       3,589      7,908
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund
         share                                (597,293)    (150,470)    (3,696,378)    1,256,003      (20)           -          -
      Realized gain distributions              241,696      237,813      5,819,848     5,147,955        -            -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
         Realized gain (losses)               (355,597)      87,343      2,123,470     6,403,958      (20)           -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Change in unrealized appreciation
      during the year                       (1,147,702)    (551,832)   (13,631,758)  (17,995,226)     (92)           -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Increase (decrease) in net assets from
      operations                            (1,527,984)    (465,348)   (11,741,976)  (11,904,957)    (129)       3,589      7,908
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Contract Transactions:
      Payments received from contract
         owners                                118,401      595,817        243,237     1,654,857    5,743            -      1,329
      Transfers between subaccounts

         (including fixed accounts), net      (278,432)    (401,223)    (1,620,714)    2,107,726       36       48,219    (96,297)
      Transfers for contract benefits and
         terminations                       (1,317,597)  (1,193,732)    (4,297,378)   (5,093,287)       -         (363)   (11,239)
      Contract maintenance charges             (36,512)     (31,604)      (106,348)      (99,842)       -          (54)       (46)

Adjustments to net assets allocated
      to contracts in payout period                  -            -              -             -        -            -          -
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net increase (decrease) in net assets
      from contract transactions            (1,514,140)  (1,030,742)    (5,781,203)   (1,430,546)   5,779       47,802   (106,253)
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Total increase (decrease) in net assets     (3,042,124)  (1,496,090)   (17,523,179)  (13,335,503)   5,650       51,391    (98,345)
Net assets at beginning of period           11,994,226   13,490,316     40,080,902    53,416,405        -      140,971    239,316
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net assets at end of period                $ 8,952,102  $11,994,226   $ 22,557,723   $40,080,902   $5,650    $ 192,362  $ 140,971
                                           ===========  ===========   ============   ===========   ======    =========  ==========
Accumulation units:
      Purchases                                 40,923      108,483        241,362     2,936,740      667       36,862     64,552
      Withdrawals                             (176,535)    (191,956)      (637,380)   (3,021,312)       -         (320)  (150,148)
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Net increase (decrease) in units
      outstanding                             (135,612)     (83,473)      (396,018)      (84,572)     667       36,542    (85,596)

Units outstanding at beginning of year         936,179    1,019,652      2,259,910     2,344,482        -      110,021    195,617
                                           -----------  -----------   ------------   -----------   ------    ---------  ---------
Units outstanding at end of year               800,567      936,179      1,863,892     2,259,910      667      146,563    110,021
                                           ===========  ===========   ============   ===========   ======    =========  =========

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                  T.Rowe Price
                                                  ----------------------------------------------------------------------------------

                                                         Equity Income           International Stock          Limited-Term Bond
                                                  -------------------------- ---------------------------- --------------------------
                                                       2001         2000          2001           2000          2001         2000
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Income:
      Dividends                                    $   922,737  $ 1,363,141   $    660,686  $    265,822   $ 2,562,919  $ 2,347,653

Expenses:
      Mortality and expense risk                      (664,214)    (688,590)      (352,341)     (476,748)     (479,477)    (393,225)
      Administrative charges                          (130,571)    (139,419)       (68,604)      (96,286)      (92,967)     (78,675)
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net Investment Income (Expense)                        127,952      535,132        239,741      (307,212)    1,990,475    1,875,753
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares    1,818,089    2,431,042       (101,577)    3,445,459        97,983      (61,656)
      Realized gain distributions                    1,174,874    4,045,223              -     1,275,947             -            -
                                                  ------------- ------------ -------------- ------------- ------------- ------------
         Realized gain (losses)                      2,992,963    6,476,265       (101,577)    4,721,406        97,983      (61,656)
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Change in unrealized appreciation
      during the year                               (3,163,952)     317,334     (9,700,621)  (13,742,142)    1,064,635    1,297,593
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Increase (decrease) in net assets from
      operations                                       (43,037)   7,328,731     (9,562,457)   (9,327,948)    3,153,093    3,111,690
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Contract Transactions:
      Payments received from contract owners           612,620    1,641,250        804,057     2,037,126     1,760,601    2,870,768
      Transfers between subaccounts
         (including fixed accounts), net            (2,458,339)  (7,311,401)     3,194,824       853,402     5,458,828    7,037,028
      Transfers for contract benefits and
         terminations                               (7,605,049)  (7,546,697)    (4,861,594)   (4,722,301)   (6,094,998)  (3,634,501)
      Contract maintenance charges                    (181,978)    (146,402)      (117,668)      (87,250)     (150,147)     (80,421)
Adjustments to net assets allocated
      to contracts in payout period                          -            -              -             -             -            -
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                    (9,632,746) (13,363,250)      (980,381)   (1,919,023)      974,284    6,192,874
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Total increase (decrease) in net assets             (9,675,783)  (6,034,519)   (10,542,838)  (11,246,971)    4,127,377    9,304,564
Net assets at beginning of period                   70,217,698   76,252,217     41,614,585    52,861,556    43,950,075   34,645,511
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net assets at end of period                        $60,541,915  $70,217,698   $ 31,071,747  $ 41,614,585   $48,077,452  $43,950,075
                                                  ============= ============ ============== ============= ============= ============

Accumulation units:
      Purchases                                        112,707      178,297        323,654     3,247,018       478,881      743,124
      Withdrawals                                     (574,805)    (889,619)      (390,938)   (3,336,143)     (395,887)    (214,247)
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Net increase (decrease) in units outstanding          (462,098)    (711,322)       (67,284)      (89,125)       82,994      528,877
Units outstanding at beginning of year               3,346,941    4,058,263      2,826,187     2,915,312     3,490,594    2,961,717
                                                  ------------- ------------ -------------- ------------- ------------- ------------
Units outstanding at end of year                     2,884,843    3,346,941      2,758,903     2,826,187     3,573,588    3,490,594
                                                  ============= ============ ============== ============= ============= ============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT C

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000

                                                      T.Rowe Price (continued)
                                                      -------------------------------------------------------

                                                          New America Growth      Personal Strategy Balanced
                                                      -------------------------- ----------------------------
                                                           2001          2000          2001           2000
                                                      ------------- ------------ -------------- -------------
Income:
      Dividends                                       $          -  $         -   $  1,246,003  $  1,486,889

Expenses:
      Mortality and expense risk                          (309,500)    (371,855)      (445,557)     (492,080)
      Administrative charges                               (60,604)     (75,632)       (88,252)     (100,191)
                                                      ------------- -----------  -------------- -------------
Net Investment Income (Expense)                           (370,104)    (447,487)       712,194       894,618
                                                      ------------- -----------  -------------- -------------
Realized gains (losses) on investments
      Realized gain (loss) on sale of fund shares          (60,232)   1,976,252        663,585     1,373,039
      Realized gain distributions                          482,991    3,840,149              -     2,508,345
                                                      ------------- -----------  -------------- -------------
         Realized gain (losses)                            422,759    5,816,401        663,585     3,881,384
                                                      ------------- -----------  -------------- -------------
Change in unrealized appreciation
      during the year                                   (4,670,274) (10,094,151)    (3,191,505)   (2,757,810)
                                                      ------------- ------------ -------------- -------------
Increase (decrease) in net assets from
      operations                                        (4,617,619)  (4,725,237     (1,815,726)    2,018,192
                                                      ------------- -----------  -------------- -------------
Contract Transactions:
      Payments received from contract owners               683,424    1,346,349        299,948       755,818
      Transfers between subaccounts
         (including fixed accounts), net                 2,304,648     (139,414)    (1,320,814)   (2,873,038)
      Transfers for contract benefits and
         terminations                                   (4,416,312)  (4,052,601)    (5,316,149)   (1,764,736)
      Contract maintenance charges                        (101,055)     (76,193)      (116,841)      (85,081)

Adjustments to net assets allocated
      to contracts in payout period                              -            -              -             -
                                                      ------------- -----------  -------------- -------------
Net increase (decrease) in net assets
      from contract transactions                        (1,529,295)  (2,921,859)    (6,453,856)   (3,967,037)
                                                      ------------- -----------  -------------- -------------
Total increase (decrease) in net assets                 (6,146,914)  (7,647,096)    (8,269,582)   (1,948,845)
Net assets at beginning of period                       34,738,618   42,385,714     48,779,509    50,728,354
                                                      ------------- -----------  -------------- -------------
Net assets at end of period                           $ 28,591,704  $34,738,618   $ 40,509,927  $ 48,779,509
                                                      ============= ===========  ============== =============

Accumulation units:
      Purchases                                            216,063      180,085         77,044       173,281
      Withdrawals                                         (293,613)    (291,133)      (439,219)     (394,615)
                                                      ------------- ------------ -------------- -------------
Net increase (decrease) in units outstanding               (77,550)    (111,048)      (362,175)     (221,334)
Units outstanding at beginning of year                   1,667,252    1,778,300      2,633,879     2,855,213
                                                      ------------- ------------ -------------- -------------
Units outstanding at end of year                         1,589,702    1,667,252      2,271,704     2,633,879
                                                      ============= ============ ============== =============

(A) For the period from June 1 to December 31.
The accompanying notes are an integral part of these financial statements.

                       UNITED OF OMAHA SEPARATE ACCOUNT C

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

1.   NATURE OF OPERATIONS
     United of Omaha Separate Account C (Separate Account) was established by United of Omaha Life Insurance Company on December 1, 1993, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business United may conduct.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.   SUB-ACCOUNTS
     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

          Alger                                MFS                               Pioneer VCT (continued)
          -----                                ---                               -----------------------
          American Growth                      Capital Opportunities             Real Estate Growth
          American Small Capitalization        Capital Opportunities - B*        Real Estate Growth - B*
                                               Emerging Growth
          Deutsche VIT                         Emerging Growth  - B*             Scudder VLIF
          ------------                                                           ------------
          EAFE(R) Equity Index                 Global Governments                Bond
          Small Cap Index                      Global Governments - B*           Global Discovery
                                               High Income                       Growth and Income
          Federated                            High Income - B*                  International
          ---------                                                              International - B*
          Prime Money Fund II                  Research                          Money Market
          U.S. Government Securities II        Research - B*

          Fidelity VIP and VIP II              Morgan Stanley                    T. Rowe Price
          -----------------------              --------------                    -------------
          Asset Manager                        Emerging Markets Equity           Equity Income
          Asset Manager: Growth                Fixed Income                      International Stock
          Asset Manager: Growth - B*           Technology*                       Limited-Term Bond
          Contrafund                                                             New America Growth
          Contrafund - B*                      Pioneer VCT                       Personal Strategy Balanced
                                               -----------
          Equity Income                        Equity-Income
          Equity Income - B*                   Fund
          Growth                               Growth Shares
          Index 500                            Mid-Cap Value
          Index 500 - B*                       Mid-Cap Value - B*

        *added June 1, 2001

     The availability of some portfolios is dependent upon the product under which each policy was written.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.
     Contracts in Payout (Annuitization) Period - Net assets allocated to contracts in the payout period are computed according to the 1983 Individual Annuitant Mortality Table. The assumed investment return is 4.0%. The mortality risk is fully borne by United and may result in additional amounts being transferred into the sub-accounts of the Separate Account by United to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to United.

     Federal Income Taxes - Net taxable income or loss of the sub-accounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the sub-accounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the sub-accounts of the Separate Account for federal income taxes.

4.   ACCOUNT CHARGES
     Mortality and Expense Risk Charge:
     United deducts a daily charge as compensation for the mortality and expense risks assumed by United. The nominal annual rate is a percentage of the net asset value of each sub-account based on the following:

                         Series I                                     1.25%
                         Series V                                     1.00%
                         Ultra-Access                                 1.40%
                         Ultra-Rewards                                1.25%

     United guarantees that the mortality and expense charge will not increase above these levels.

     Enhanced Death Benefit - The Series V and Ultra-Rewards variable annuity products include a feature which provides the policyholder an option to purchase an enhanced death benefit. A daily charge equivalent to an annual rate of .35% and .30% of the accumulation value for Series V and Ultra-Rewards, respectively, is deducted from each policy with this feature.

     Contract Maintenance Charges:

     Tax Expense Charge - United may incur premium taxes relating to the policies. United may deduct a charge of up to 3.5% of purchase payments for any premium taxes related to a particular policy at the time of purchase payments, upon surrender, upon death of any owner or at the annuity payment start date. No charges are currently made to the sub-accounts of the Separate Account for taxes other than premium taxes. United reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that United determines are properly attributable to the Separate Account.

     Withdrawal Charge - A withdrawal charge will be assessed on withdrawals in excess of an allowable withdrawal percentage as follows:

           Series I                10% of total purchase payments
           Series V                15% of accumulation value
           Ultra-Rewards        the lessor of 9% of total purchase payments or
                                10% of accumulation value

     The amount of the withdrawal charge on withdrawals in excess of the allowable withdrawal percentage will depend upon the period of time elapsed since the purchase payment (first-in, first-out arrangement) was made as follows:

                       Series I and V                                           Ultra-Rewards
                       --------------                                           -------------
           Policy Year                       Charge                  Policy Year                    Charge
                1                              7%                       1 - 3                         8%
                2                              6%                       4 - 5                         7%
                3                              5%                       6 - 7                         6%
                4                              4%                         8                           5%
                5                              3%                    9 and later                      -
                6                              2%
                7                              1%
           8 and later                         -

     Withdrawal processing fee - A fee equal to the lessor of $25 or 2% of the amount withdrawn is imposed for the second and each subsequent withdrawal request during a single policy year for Series I policies.

     Transfer Charge - There is no charge for the first 12 transfers between sub-accounts of the Separate Account in each policy year. However, there is a $10 fee for Series I, Series V and Ultra-Access and a $20 fee for Ultra-Rewards for the 13th through a maximum of 24 allowable requests during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyholder's request. United guarantees that the transfer fee will not increase above these levels.

     Enhanced Credit Charge - Ultra-Rewards policyholders can elect the enhanced credit rider. A daily charge is deducted from the policy equivalent to an annual charge of 0.50%, assesed proportionately on the net assets of each subaccount and fixed accounts elected for investment.

     Policy fee - There is an annual policy fee of $30 for Series I, Series V and Ultra-Access and $40 for Ultra-Rewards that is deducted from the accumulated value on the last valuation date of each policy year or at complete surrender. The annual policy fee is waived if the accumulated value is greater than $50,000 on the last valuation date of the applicable policy year. United guarantees the annual policy fee will not increase.

     Administrative Charge:
     United deducts a daily administrative expense charge from the net assets of the Separate Account. The annual rate is a percentage of the net asset value of each sub-account based on the following:

                        Series I                                     .15%
                        Series V                                     .20%
                        Ultra-Access                                 .20%
                        Ultra-Rewards                                .15%

     United guarantees that the daily administrative expense charge will not increase.

5.  PURCHASES AND SALES OF INVESTMENTS
    The aggregate cost of daily net purchases and proceeds from daily net sales of investments for the year ended December 31, 2001 were as follows:

                                                                              Purchases                            Sales
                                                                       -----------------------              --------------------
           Alger American Growth                                               $   2,707,280                   $    13,197,068
           Alger American Small Capitalization                                     2,627,044                         5,156,762

           Deutsche VIT EAFE(R) Equity Index                                       4,106,259                           326,671
           Deutsche VIT Small Cap Index                                            2,668,632                           639,939

           Federated Prime Money Fund II                                          48,657,052                        43,206,376
           Federated U.S. Government Securities II                                 7,476,700                        11,052,095

           Fidelity VIP and VIP II  Asset Manager                                      1,815                           154,150
           Fidelity VIP and VIP II  Asset Manager: Growth                            766,180                         9,303,870
           Fidelity VIP and VIP II  Asset Manager: Growth - B                         14,292                                41
           Fidelity VIP and VIP II  Contrafund                                     1,332,704                        15,146,424
           Fidelity VIP and VIP II  Contrafund - B                                    13,629                            10,503
           Fidelity VIP and VIP II  Equity Income                                  2,903,330                        13,739,050
           Fidelity VIP and VIP II  Equity Income - B                                 27,496                                44
           Fidelity VIP and VIP II  Growth                                            44,191                           184,938
           Fidelity VIP and VIP II  Index 500                                      6,161,603                         7,110,796
           Fidelity VIP and VIP II  Index 500 - B                                     40,371                                57

           MFS Capital Opportunities                                               6,871,752                         5,665,447
           MFS Capital Opportunities - B                                              55,387                            11,163
           MFS Emerging Growth                                                     2,779,708                        14,619,090
           MFS Emerging Growth - B                                                     3,404                                14
           MFS Global Governments                                                    627,035                         4,713,668
           MFS Global Governments - B                                                 33,761                             3,733
           MFS High Income                                                        13,723,157                        21,704,984
           MFS High Income - B                                                        31,059                             3,601
           MFS Research                                                            1,075,778                         9,614,333
           MFS Research - B                                                            3,405                                13

           Morgan Stanley Emerging Markets Equity                                  1,824,624                         1,079,421
           Morgan Stanley Fixed Income                                             4,185,140                         2,903,306
           Morgan Stanley Technology                                                   3,481                                18

           Pioneer VCT  Equity-Income                                              4,420,613                         2,317,406
           Pioneer VCT  Fund                                                       2,459,653                           860,943
           Pioneer VCT  Growth Shares                                                674,878                           172,763
           Pioneer VCT  Mid-Cap Value                                              5,956,171                         2,827,666
           Pioneer VCT  Mid-Cap Value - B                                             10,273                                26
           Pioneer VCT  Real Estate Growth                                         4,350,585                         5,368,615
           Pioneer VCT  Real Estate Growth - B                                        27,461                               166

           Scudder VLIF  Bond                                                              -                            67,844
           Scudder VLIF  Global Discovery                                            938,787                         2,412,569
           Scudder VLIF  Growth and Income                                           433,178                         2,072,246
           Scudder VLIF  International                                             3,226,492                         9,365,540
           Scudder VLIF  International - B                                             5,779                                17
           Scudder VLIF  Money Market                                                 48,217                             2,665

           T. Rowe Price Equity Income                                             2,087,799                        12,515,330
           T. Rowe Price International Stock                                       3,754,967                         5,156,293
           T. Rowe Price Limited-Term Bond                                         5,884,467                         5,482,627
           T. Rowe Price New America Growth                                        3,417,925                         5,317,324
           T. Rowe Price Personal Strategy Balanced                                1,221,856                         8,209,521

6.   UNIT VALUES

     A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001, follows.

                                                               At December 31, 2001            For the year ended December 31, 2001
                                                  ------------------------------------------   ------------------------------------
                                                                                                Investment
                                                              Unit Fair Value                     Income       Expense Ratio
                                                    Units    lowest to highest    Not Assets       Ratio    lowest to highest**
                                                    -----    -----------------    ----------       -----    -------------------
Alger American Growth                             2,180,743 $ 8.83  to  $ 23.03  $ 48,057,796      0.24%      1.20% to   1.70%
Alger American Small Capitalization               2,038,018   7.07  to    11.10    22,170,825      0.05       1.20  to   1.70

Deutsche VIT EAFE(R) Equity Index                 1,197,410   6.48  to     9.94     7,809,411      0.00       1.20  to   1.70
Deutsche VIT Small Cap Index                        596,223   9.10  to    11.04     5,581,741      0.70       1.20  to   1.70

Federated Prime Money Fund II                    35,216,087   1.01  to     1.26    43,982,666      3.52       1.20  to   1.70
Federated U.S. Government Securities II           1,939,687  10.32  to    14.14    27,204,334      3.87       1.20  to   1.70

Fidelity VIP and VIP II  Asset Manager               23,148  16.73  to    16.73       387,201      5.01       1.40  to   1.40
Fidelity VIP and VIP II  Asset Manager: Growth    2,106,559   9.42  to    17.27    35,840,840      3.22       1.20  to   1.60
Fidelity VIP and VIP II  Asset Manager: Growth -      1,580   9.55  to     9.55        15,086      0.00       1.40  to   1.70
Fidelity VIP and VIP II  Contrafund               2,598,463  10.94  to    21.76    54,323,295      0.90       1.20  to   1.60
Fidelity VIP and VIP II  Contrafund - B (A)             374   9.45  to     9.45         3,536      0.00       1.40  to   1.70
Fidelity VIP and VIP II  Equity Income            3,290,502  10.29  to    19.31    61,436,146      1.86       1.20  to   1.60
Fidelity VIP and VIP II  Equity Income - B (A)        3,048   9.28  to    10.25        28,367      0.00       1.40  to   1.70
Fidelity VIP and VIP II  Growth                      29,335  25.43  to    25.43       746,122      0.09       1.40  to   1.40
Fidelity VIP and VIP II  Index 500                3,965,549  10.05  to    25.32    54,514,212      1.19       1.20  to   1.60
Fidelity VIP and VIP II  Index 500 - B (A)            4,513   9.13  to    10.45        41,299      0.00       1.40  to   1.70

MFS Capital Opportunities                         2,223,177  10.84  to    16.28    34,885,130      0.01       1.20  to   1.60
MFS Capital Opportunities - B (A)                     5,555   8.30  to    10.60        46,422      0.00       1.40  to   1.70
MFS Emerging Growth                               2,187,442  10.03  to    19.61    42,131,787      0.00       1.20  to   1.60
MFS Emerging Growth - B (A)                             466   8.36  to     8.36         3,898      0.00       1.40  to   1.70
MFS Global Governments                            1,170,726  10.73  to    11.33    13,227,056      3.98       1.20  to   1.60
MFS Global Governments - B (A)                        2,869  10.32  to    10.32        29,600      0.00       1.40  to   1.70
MFS High Income                                   1,351,868   9.16  to    12.50    16,614,022      9.09       1.20  to   1.60
MFS High Income - B (A)                               2,894   9.67  to     9.67        27,986      0.00       1.40  to   1.70
MFS Research                                      1,772,778   9.21  to    17.24    30,089,220      0.01       1.20  to   1.60
MFS Research - B (A)                                    420   8.70  to     8.70         3,654      0.00       1.40  to   1.70

Morgan Stanley Emerging Markets Equity              463,521   7.42  to    11.04     3,488,932      0.00       1.20  to   1.70
Morgan Stanley Fixed Income                         297,523  10.37  to    12.06     3,579,682      6.00       1.20  to   1.70
Morgan Stanley Technology (A)                           578   7.72  to     7.72         4,463      0.00       1.40  to   1.70

Pioneer VCT  Equity-Income                          795,981   9.38  to    10.54     8,382,355      1.62       1.20  to   1.70
Pioneer VCT  Fund                                   441,374   8.51  to     9.01     3,781,671      0.65       1.20  to   1.70
Pioneer VCT  Growth Shares                           80,304   7.36  to     8.67       595,663      0.00       1.20  to   1.70
Pioneer VCT  Mid-Cap Value                          846,911  11.36  to    15.29    12,814,555      0.56       1.20  to   1.60
Pioneer VCT  Mid-Cap Value - B (A)                    1,122   9.75  to     9.75        10,944      0.07       1.40  to   1.70
Pioneer VCT  Real Estate Growth                     823,625  10.49  to    12.67    10,311,278      5.17       1.20  to   1.60
Pioneer VCT  Real Estate Growth - B (A)               2,720  10.22  to    10.40        28,270      3.31       1.40  to   1.70

Scudder VLIF  Bond                                   15,067  14.79  to    14.79       222,868      4.15       1.40  to   1.40
Scudder VLIF  Global Discovery                      437,554   8.36  to    14.94     6,422,281      0.00       1.20  to   1.70
Scudder VLIF  Growth and Income                     800,567   8.17  to    11.32     8,952,102      0.99       1.20  to   1.70
Scudder VLIF  International                       1,863,892   7.96  to    12.28    22,557,723      0.43       1.20  to   1.60
Scudder VLIF  International - B (A)                     667   8.24  to     9.39         5,650      0.00       1.40  to   1.70
Scudder VLIF  Money Market                          146,563   1.31  to     1.31       192,362      3.58       1.40  to   1.40

T. Rowe Price Equity Income                       2,884,843   9.68  to    25.06    60,541,915      1.43       1.20  to   1.70
T. Rowe Price International Stock                 2,758,903   8.08  to    11.61    31,071,747      1.95       1.20  to   1.70
T. Rowe Price Limited-Term Bond                   3,573,588  10.12  to    14.30    48,077,452      5.50       1.20  to   1.70
T. Rowe Price New America Growth                  1,589,702   8.63  to    21.04    28,591,704      0.00       1.20  to   1.70
T. Rowe Price Personal Strategy Balanced          2,271,704   9.73  to    18.02    40,509,927      2.86       1.20  to   1.70

                                                ---------------------

                                                     Total Return
                                                 lowest to highest***
                                                 --------------------
Alger American Growth                            (13.21)  to  (11.70)%
Alger American Small Capitalization              (30.66)  to    9.20

Deutsche VIT EAFE(R) Equity Index                (25.86)  to   (0.60)
Deutsche VIT Small Cap Index                      (3.70)  to   10.40

Federated Prime Money Fund II                      1.00   to    2.44
Federated U.S. Government Securities II            3.20   to    5.76

Fidelity VIP and VIP II  Asset Manager            (5.43)  to   (5.43)
Fidelity VIP and VIP II  Asset Manager: Growt     (8.93)  to   (8.53)
Fidelity VIP and VIP II  Asset Manager: Growth -  (4.50)  to   (4.50)
Fidelity VIP and VIP II  Contrafund              (13.66)  to  (13.31)
Fidelity VIP and VIP II  Contrafund - B (A)       (5.50)  to   (5.50)
Fidelity VIP and VIP II  Equity Income            (6.53)  to   (6.13)
Fidelity VIP and VIP II  Equity Income - B (A)    (7.20)  to    2.50
Fidelity VIP and VIP II  Growth                  (18.83)  to  (18.83)
Fidelity VIP and VIP II  Index 500               (13.51)  to  (13.18)
Fidelity VIP and VIP II  Index 500 - B (A)        (8.70)  to    4.50

MFS Capital Opportunities                        (24.70)  to  (24.38)
MFS Capital Opportunities - B (A)                (17.00)  to    6.00
MFS Emerging Growth                              (34.58)  to  (34.30)
MFS Emerging Growth - B (A)                      (16.40)  to  (16.40)
MFS Global Governments                             3.06   to    3.47
MFS Global Governments - B (A)                     3.20   to    3.20
MFS High Income                                    0.44   to    0.81
MFS High Income - B (A)                           (3.30)  to   (3.30)
MFS Research                                     (22.52)  to  (22.20)
MFS Research - B (A)                             (13.00)  to  (13.00)

Morgan Stanley Emerging Markets Equity            (7.94)  to   10.40
Morgan Stanley Fixed Income                        3.70   to    8.06
Morgan Stanley Technology (A)                    (22.80)  to  (22.80)

Pioneer VCT  Equity-Income                        (8.64)  to   (6.20)
Pioneer VCT  Fund                                (12.63)  to   (9.90)
Pioneer VCT  Growth Shares                       (20.52)  to  (13.30)
Pioneer VCT  Mid-Cap Value                         4.80   to    5.23
Pioneer VCT  Mid-Cap Value - B (A)                (2.50)  to   (2.50)
Pioneer VCT  Real Estate Growth                    6.00   to    6.47
Pioneer VCT  Real Estate Growth - B (A)            2.20   to    4.00

Scudder VLIF  Bond                                 4.23   to    4.23
Scudder VLIF  Global Discovery                   (26.15)  to  (14.40)
Scudder VLIF  Growth and Income                  (12.96)  to   (8.00)
Scudder VLIF  International                      (31.99)  to  (31.70)
Scudder VLIF  International - B (A)              (17.60)  to   (6.10)
Scudder VLIF  Money Market                         2.34   to    2.34

T. Rowe Price Equity Income                       (3.20)  to    0.28
T. Rowe Price International Stock                (23.45)  to  (11.00)
T. Rowe Price Limited-Term Bond                    1.20   to    7.15
T. Rowe Price New America Growth                 (13.27)  to   12.00
T. Rowe Price Personal Strategy Balanced          (4.03)  to   (2.70)

(A) For the period from June 1 to December 31.

*These ratios represent the dividends, excluding realized gains (losses) on investments, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude all expenses. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges and administrative charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                       STATEMENT OF ADDITIONAL INFORMATION

                         ULTRA-REWARDS VARIABLE ANNUITY
                         ------------------------------

               Issued through: UNITED OF OMAHA SEPARATE ACCOUNT C

       Offered by: UNITED OF OMAHA LIFE INSURANCE COMPANY ("we, us, our")

                              Mutual of Omaha Plaza

                              Omaha, Nebraska 68175

                            --------------------------

     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Ultra-Rewards Variable Annuity Policy (the "Policy"). You may obtain a copy of the Prospectus dated May 1, 2002 by calling 1-800-238-9354 or by writing to us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Terms used in the current Prospectus for the Policy have the same meaning in this Statement.

          This Statement of Additional Information is not a prospectus.
      You should read it only in conjunction with the prospectuses for the
                          Policy and the Series Funds.

Dated: May 1, 2002

                       Contents                                   Page(s)
           --------------------------------------------------------------

            THE POLICY - GENERAL PROVISIONS                        2-3
                 Owner and Joint Owner
                 Entire Contract
                 Deferment of Payment and Transfers
                 Incontestability
                 Misstatement of Age or Sex
                 Nonparticipating
                 Assignment
                 Evidence of Age or Survival
           --------------------------------------------------------------

            FEDERAL TAX MATTERS                                    3-4
                 Tax Status of the Policy
                 Taxation of United of Omaha
           ---------------------------------------------------------------

            STATE REGULATION OF UNITED OF OMAHA                     4
                 Administration
                 Records and Reports
                 Distribution of the Policies
                 Custody of Assets
           ---------------------------------------------------------------

            HISTORICAL PERFORMANCE DATA                           5-15
                 Money Market Yields
                 Other Subaccount Yields
                 Average Annual Total Returns
                 Other Performance Information
           ---------------------------------------------------------------

            OTHER INFORMATION                                      15
           ---------------------------------------------------------------

            FINANCIAL STATEMENTS                                   15

     The following provides additional information about us and the Policy which may be of interest to you and is not addressed in the Prospectus.

                         THE POLICY - GENERAL PROVISIONS
                         -------------------------------

Owner and Joint Owner
---------------------

         While you are alive, only you may exercise the rights under the Policy. You may change the Owner of the Policy as described below under "Assignment." If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Annuitant is other than the Owner, the Annuitant has no rights under the Policy.

Entire Contract
---------------

         The entire contract is the Policy, as well as the data page and any riders to the Policy and the signed application, a copy of which will be attached to the Policy. All statements made in the application are deemed representations and not warranties. No statement, unless it is in the application, will be used by us to contest the Policy or deny a claim.

         Any change of the Policy and any riders requires the consent of our authorized officer. No agent or registered representative has authority to change or waive any provision of the Policy.

         We reserve the right to amend the Policy to meet the requirements of, or take advantage of, the Internal Revenue Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

Deferment of Payment and Transfers
----------------------------------

         We will usually pay any amounts payable from the Variable Account as a result of a partial withdrawal or cash surrender within seven days after receiving Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into a Fixed Account if:

           (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings;

           (b) trading on the New York Stock Exchange is restricted;

           (c) an emergency exists as determined by the Securities Exchange Commission, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or

           (d) the Securities Exchange Commission permits delay for the protection of security holders.

         The applicable rules of the Securities Exchange Commission will govern as to whether the conditions in (c) or (d) exist.

         We may defer transfers, payment of partial withdrawals or a surrender from a Fixed Account for up to six months from the date we receive Written Notice.

         We reserve the right to delay partial withdrawals or cash surrenders from both the Variable Account and a Fixed Account until all of your purchase payment checks have been honored by your bank.

Incontestability
----------------

         We will not contest the validity of the Policy after it has been in force during the lifetime of the Owner for two years from the date of its issue.

Misstatement of Age or Sex
--------------------------

         We may require proof of the Annuitant's age before making any annuity payment provided for by the Policy. If the Annuitant's age or sex has been misstated, the Annuity Starting Date and monthly annuity payments will be determined using the correct age and sex.

         If a misstatement of age or sex results in monthly annuity payments that are too large, the overpayments will be deducted from future monthly annuity payments. If we have made payments that are too small, the underpayments will be added to the next payment. Adjustments for overpayments or underpayments will include 6% interest.

Nonparticipating
----------------

         No dividends will be paid. Neither you nor the Beneficiary shares in our surplus earnings or profits.

Assignment
----------

         You may change the Owner of the Policy or pledge it as collateral by assigning it. No assignment is binding on us until we record and acknowledge it. The rights of any payee will be subject to a collateral assignment.

         If the Beneficiary designation is irrevocable, the Owner may be changed or the Policy assigned only upon Written Notice signed by both you and the Beneficiary. On the Annuity Starting Date, you may select another payee, but you retain all rights of ownership unless you sign an absolute assignment of the Policy.

Evidence of Age or Survival
---------------------------

         We may require proof of the age or survival of any Owner, Annuitant or payee. No payment will be made until we receive such proof.


                               FEDERAL TAX MATTERS
                               -------------------

Tax Status of the Policy
------------------------

         Diversification Requirements. Section 817(h) of the Internal Revenue
         ----------------------------
Code (the "Code") provides that in order for a variable contract based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified." The Treasury Department regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Series Funds and their portfolios, intends to comply with those diversification requirements. We and the Series Funds have entered into agreements regarding participation in the Series Funds that requires the Series Funds and their portfolios to comply with the Treasury Department regulations.

         Owner Control. In certain circumstances, owners of variable annuity
         -------------
contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of the Prospectus, no such guidance has been issued.

         The Owner's rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy values. These differences could result in you being treated as the Owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in future regulations or rulings issued by the Treasury Department. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner of a pro-rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

         Distribution Requirements. The Code also requires that nonqualified
         -------------------------
policies contain specific provisions for distribution of policy proceeds upon your death. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if you die on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on your death. If you die before the Annuity Starting Date, the entire interest in your Policy must generally be distributed within five years after your death. This requirement can be satisfied if the entire interest in your Policy is used to purchase an immediate annuity under which payments will begin within one year of your death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is your surviving spouse, the Policy may be continued with your surviving spouse as the new Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policy satisfies all such Code requirements. The provisions contained in the Policy will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of United of Omaha
---------------------------

         We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of us and, accordingly, is not taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or related economic burdens are incurred by us with respect to the Variable Account, we may make a charge to the Variable Account.

                       STATE REGULATION OF UNITED OF OMAHA
                       -----------------------------------

         We are subject to Nebraska law and to regulation by the Nebraska Department of Insurance. We file an annual statement with the Nebraska Department of Insurance covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Nebraska Department of Insurance includes periodic examinations to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Nebraska Department of Insurance at all times and a full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

                                 ADMINISTRATION
                                 --------------

         We perform all administration for your Policy.

                               RECORDS AND REPORTS
                               -------------------

         All records and accounts relating to the Variable Account are maintained by us. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to all Policy Owners at their last known address of record, at least annually, financial statements of the Variable Account and such other information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by applicable state and federal laws, rules, and regulations.

                          DISTRIBUTION OF THE POLICIES
                          ----------------------------

         The Policies are offered to the public through agents and brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies.

         Mutual of Omaha Investor Services, Inc. ("MOIS") is the principal underwriter of the Policies. The Policies will be distributed by MOIS through retail broker-dealers. Commissions payable to a broker-dealer will be up to 8% of Purchase Payments. For the fiscal year ended December 31, 2001, we paid $90,793 in total compensation to MOIS; of this amount MOIS retained $57,600 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amounts paid to other broker-dealers.

         Certain distribution costs may be waived for Policies owned by employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

                                CUSTODY OF ASSETS
                                -----------------

         We hold the assets of each of the Subaccounts of the Variable Account. The assets of the Variable Account are segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Series Funds held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by our fidelity bond, presently in the amount of $10 million, covering the acts of our officers and employees.

                           HISTORICAL PERFORMANCE DATA
                           ---------------------------

         From time to time, we may disclose yields, total returns, and other performance data pertaining to the Policies for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.

         The yields and total returns of the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yields and total returns for any given past period are not an indication or representation of future yields or rates of return. A Subaccount's actual yield and total return is affected by the types and quality of portfolio securities held by the portfolio and its operating expenses.

         Because of the charges and deductions imposed under a Policy, the yields and total returns for the Subaccounts will be lower than the yields and total returns for their respective portfolios. In addition, the yield figures will not reflect any withdrawal charge. The calculations of yields, total returns, and other performance data will not reflect the effect of any premium tax charge that may be applicable to a particular Policy. Premium taxes currently range from 0% to 3.5% of purchase payments based on the state in which the Policy is sold. For the class of Policies issued with the Enhanced Earnings Death Benefit Rider, the Enhanced Earnings Death Benefit charge is included.

Money Market Yields
-------------------

         From time to time, advertisements and sales literature may quote the current annualized yield of the money market Subaccount (Federated Prime Money Fund II Portfolio) for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the money market portfolio or on its portfolio securities. As of 12/31/01, this current annualized yield is 0.42%.

         This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and excluding income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the money market Subaccount at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the annual Policy fee; (2) the administrative expense charge; and (3) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily, based on an average Accumulation Value of $40,000. Yield figures will not reflect withdrawal charges.

         Because of the charges and deductions imposed under the Policy, the yield for the money market Subaccount will be lower than the yield for the money market portfolio.

         The Securities and Exchange Commission also permits United of Omaha to disclose the effective yield of the money market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         The current and effective yields on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the money market portfolio, the types of quality of portfolio securities held by the money market portfolio and the money market portfolio's operating expenses. Yield figures do not reflect the effect of any withdrawal charge that may be applicable to a Policy. For the class of Policies issued with the Enhanced Earnings Death Benefit Rider, the Enhanced Earnings Death Benefit charge is included.

Other Subaccount Yields
-----------------------

         From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the money market Subaccount) for a Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day or one-month period. Because the yield is annualized, the yield generated by a Subaccount during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

         The yield is computed by: (a) dividing the net investment income of the portfolio attributable to the Subaccount Accumulation Units less Subaccount expenses for the period by the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; (b) compounding that yield for a six-month period; and (c) multiplying that result by 2. Expenses attributable to the Subaccount include: (a) the annual Policy fee; (b) the administrative expense charge; and
(c) the mortality and expense risk charge. The $40 annual Policy fee is reflected as an annual 0.10% charged daily in the yield calculation, based on an average Accumulation Value of $40,000. For the class of Policies issued with the Enhanced Earnings Death Benefit Rider, the Enhanced Earnings Death Benefit charge is included. The 30-day or one-month yield is calculated according to the following formula:

                           Yield = [2 {a-b + 1}/6/ - 1]
                                  [   cd   ]
              Where:
                  a =      --  net income of the portfolio for the 30-day or
                               one-month period attributable to the Subaccount's
                               Accumulation Units.

                  b =      --  expenses of the Subaccount for the 30-day or
                               one-month period.

                  c =      --  the average number of Accumulation Units
                               outstanding.

                  d =    -- the Accumulation Unit value at the close of the last
                            day in the 30-day or one-month period.

     Because of the charges and deductions imposed under the Policies, the yield for a Subaccount will be lower than the yield for the corresponding Series Fund portfolio.

     Yield calculations do not take into account the withdrawal charge under the Policy (a maximum of 8% of the amount surrendered or withdrawn).

Average Annual Total Returns
----------------------------

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Until a Subaccount has been in operation for 10 years, we will always include quotes of average annual total return for the period measured from the date the Subaccounts were first offered in the Policies. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Average annual total returns represent the average annual compounded rates of return that would equate to an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. Average annual total returns will be calculated using Subaccount Accumulation Unit values which we calculate at the end of each Valuation Period based on the performance of the Subaccount's underlying portfolio, the deductions for (a) the annual Policy fee; (b) the administrative expense charge; and (c) the mortality and expense risk charge. The $30 annual Policy fee is reflected as an annual 0.10% charged daily in the calculation of average annual total returns, based on an anticipated average Accumulation Value of $30,000. The calculation also assumes surrender of the Policy at the end of the period for the return quotation. Standard total returns will therefore reflect a deduction of any applicable withdrawal charge. For the class of Policies issued with the Enhanced Death Benefit Amendment, the deduction for the Enhanced Death Benefit Charge is also reflected. The total return will then be calculated according to the following formula:

                              P(1+TR)/n/= ERV
        Where:
            P =    -- a hypothetical initial purchase payment of $1,000.
            TR =   -- the average annual total return.
            ERV =  -- the ending redeemable value (net of any applicable withdrawal charge) of the hypothetical account at the end of the period.
            n =    -- the number of years in the period.

Performance Data. Effective yields and total returns for the Subaccounts are
----------------
based on the investment performance of the corresponding portfolios of the Series Funds. The Series Funds' performance in part reflects the Series Funds' expenses. See the prospectuses for the Series Funds.

     The yield of a Subaccount (except the money market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment. Such average annual total return information for the Subaccounts of Policies is as follows:


====================================================================================================
                      SUBACCOUNT
              AVERAGE ANNUAL TOTAL RETURN
             (reflects withdrawal charges)                  1 Year          5 Year        From
            Subaccount (date of inception)                   Ended          Ended       Inception
    (Policy issued without Enhanced Death Benefit,         12/31/01       12/31/01     To 12/31/01
                   -------
   Enhanced Earnings Death Benefit, or the Enhanced
                     Credit Rider)
----------------------------------------------------------------------------------------------------
Alger American Growth  (8/28/01)                                 N/a           N/a         -3.67%
Alger American Small Capitalization  (8/28/01)                   N/a           N/a         -5.85%
Federated Prime Money Fund II (8/28/01)                          N/a           N/a         -6.92%
Federated Fund for U.S. Govt. Securities II (8/28/01)            N/a           N/a         -6.46%
Fidelity VIP II Asset Manager  (8/28/01)                         N/a           N/a         -3.71%
Fidelity VIP II Contrafund  (8/28/01)                            N/a           N/a         -6.70%
Fidelity VIP Equity Income (8/28/01)                             N/a           N/a         -7.26%
Fidelity VIP II Index 500 (8/28/01)                              N/a           N/a         -6.02%
MFS Capital Opportunities Series (8/28/01)                       N/a           N/a         -6.65%
MFS Emerging Growth Series (8/28/01)                             N/a           N/a         -4.47%
MFS High Income Series (8/28/01)                                 N/a           N/a         -8.68%
MFS Research Series (8/28/01)                                    N/a           N/a         -6.28%
MFS Strategic Income Series (8/28/01)                            N/a           N/a         -7.40%
Pioneer Equity Income (8/28/01)                                  N/a           N/a         -7.53%
Pioneer Fund (8/28/01)                                           N/a           N/a         -7.69%
Pioneer Growth Shares (8/28/01)                                  N/a           N/a         -8.83%
Pioneer Midcap Value (8/28/01)                                   N/a           N/a         -6.17%
Pioneer Real Estate Growth (8/28/01))                            N/a           N/a         -8.18%
Scudder VIT EAFE(R) Equity Index (8/28/01)                       N/a           N/a        -13.03%
Scudder VIT Small Cap Equity Index (8/28/01)                     N/a           N/a         -3.07%
Scudder VS1 Global Discovery (8/28/01)                           N/a           N/a         -8.51%
Scudder VS1 Growth & Income (8/28/01)                            N/a           N/a         -5.39%
Scudder VS1 International (8/28/01)                              N/a           N/a        -18.63%
T. Rowe Price Equity Income (8/28/01)                            N/a           N/a         -7.53%
T. Rowe Price International  (8/28/01)                           N/a           N/a         -9.95%
T. Rowe Price Limited Term Bond (8/28/01)                        N/a           N/a         -5.98%
T. Rowe Price New America Growth (8/28/01)                       N/a           N/a         -1.80%
T. Rowe Price Personal Strategy Balanced (8/28/01)               N/a           N/a         -6.26%
Van Kampen UIF Emerging Markets Equity (8/28/01)                 N/a           N/a         -0.74%
Van Kampen UIF Fixed Income (8/28/01)                            N/a           N/a         -6.20%
Van Kampen UIF Technology (8/28/01)                              N/a           N/a         -2.24%
===================================================================================================

                                       7


    =====================================================================================================
                           SUBACCOUNT
                   AVERAGE ANNUAL TOTAL RETURN
                  (reflects withdrawal charges                  1 Year         5 Year         From
                 Subaccount (date of inception)                  Ended          Ended       Inception
         (Policy issued with the Enhanced Earnings Death       12/31/01       12/31/01     To 12/31/01
                        ----
      Benefit Rider but without the Enhanced Death Benefit
                        -------
                  or the Enhanced Credit Rider)
    -----------------------------------------------------------------------------------------------------
     Alger American Growth  (8/28/01)                                  N/a           N/a         -3.77%
     Alger American Small Capitalization  (8/28/01)                    N/a           N/a         -5.95%
     Federated Prime Money Fund II (8/28/01)                           N/a           N/a         -7.02%
     Federated Fund for U.S. Govt. Securities II (8/28/01)             N/a           N/a         -6.56%
     Fidelity VIP II Asset Manager  (8/28/01)                          N/a           N/a         -3.82%
     Fidelity VIP II Contrafund  (8/28/01)                             N/a           N/a         -6.80%
     Fidelity VIP Equity Income (8/28/01)                              N/a           N/a         -7.36%
     Fidelity VIP II Index 500 (8/28/01)                               N/a           N/a         -6.13%
     MFS Capital Opportunities Series (8/28/01)                        N/a           N/a         -6.76%
     MFS Emerging Growth Series (8/28/01)                              N/a           N/a         -4.57%
     MFS High Income Series (8/28/01)                                  N/a           N/a         -8.78%
     MFS Research Series (8/28/01)                                     N/a           N/a         -6.38%
     MFS Strategic Income Series (8/28/01)                             N/a           N/a         -7.50%
     Pioneer Equity Income (8/28/01)                                   N/a           N/a         -7.63%
     Pioneer Fund (8/28/01)                                            N/a           N/a         -7.79%
     Pioneer Growth Shares (8/28/01)                                   N/a           N/a         -8.93%
     Pioneer Midcap Value (8/28/01)                                    N/a           N/a         -6.27%
     Pioneer Real Estate Growth (8/28/01))                             N/a           N/a         -8.28%
     Scudder VIT EAFE(R) Equity Index (8/28/01)                        N/a           N/a        -13.13%
     Scudder VIT Small Cap Equity Index (8/28/01)                      N/a           N/a         -3.17%
     Scudder VS1 Global Discovery (8/28/01)                            N/a           N/a         -8.61%
     Scudder VS1 Growth & Income (8/28/01)                             N/a           N/a         -5.49%
     Scudder VS1 International (8/28/01)                               N/a           N/a        -18.72%
     T. Rowe Price Equity Income (8/28/01)                             N/a           N/a         -7.63%
     T. Rowe Price International  (8/28/01)                            N/a           N/a        -10.04%
     T. Rowe Price Limited Term Bond (8/28/01)                         N/a           N/a         -6.08%
     T. Rowe Price New America Growth (8/28/01)                        N/a           N/a         -1.91%
     T. Rowe Price Personal Strategy Balanced (8/28/01)                N/a           N/a         -6.36%
     Van Kampen UIF Emerging Markets Equity (8/28/01)                  N/a           N/a         -0.85%
     Van Kampen UIF Fixed Income (8/28/01)                             N/a           N/a         -6.30%
     Van Kampen UIF Technology (8/28/01)                               N/a           N/a         -2.35%
    =====================================================================================================

Non-Standardized Performance Data. In addition to the versions described above,
=================================
total return performance information computed on different non-standard bases may be used in advertisements. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include a withdrawal charge and the enhanced credit is not included. Such non-standardized average annual total return information for the Subaccounts of Policies is as follows:

        ======================================================================================================
                      SUBACCOUNT NON-STANDARDIZED
                      AVERAGE ANNUAL TOTAL RETURN
                 (does not reflect withdrawal charges)                1 Year           5 Year       From
                     Subaccount (date of inception)                   Ended            Ended      Inception
        (Policy issued without Enhanced Death Benefit, Enhanced      12/31/01         12/31/01    To 12/31/01
                       -------
         Earnings Death Benefit, or the Enhanced Credit Rider)
        ------------------------------------------------------------------------------------------------------
        Alger American Growth  (8/28/01)                                    N/a            N/a          3.50%
        Alger American Small Capitalization  (8/28/01)                      N/a            N/a          1.34%
        Federated Prime Money Fund II (8/28/01)                             N/a            N/a          0.28%
        Federated Fund for U.S. Govt. Securities II (8/28/01)               N/a            N/a          0.74%
        Fidelity VIP II Asset Manager  (8/28/01)                            N/a            N/a          3.46%
        Fidelity VIP II Contrafund  (8/28/01)                               N/a            N/a          0.50%
        Fidelity VIP Equity Income (8/28/01)                                N/a            N/a         -0.06%
        Fidelity VIP II Index 500 (8/28/01)                                 N/a            N/a          1.17%
        MFS Capital Opportunities Series (8/28/01)                          N/a            N/a          0.54%
        MFS Emerging Growth Series (8/28/01)                                N/a            N/a          2.71%
        MFS High Income Series (8/28/01)                                    N/a            N/a         -1.46%
        MFS Research Series (8/28/01)                                       N/a            N/a          0.92%
        MFS Strategic Income Series (8/28/01)                               N/a            N/a         -0.20%
        Pioneer Equity Income (8/28/01)                                     N/a            N/a         -0.33%
        Pioneer Fund (8/28/01)                                              N/a            N/a         -0.49%
        Pioneer Growth Shares (8/28/01)                                     N/a            N/a         -1.62%
        Pioneer Midcap Value (8/28/01)                                      N/a            N/a          1.02%
        Pioneer Real Estate Growth (8/28/01))                               N/a            N/a         -0.97%
        Scudder VIT EAFE(R)Equity Index (8/28/01)                           N/a            N/a         -5.78%
        Scudder VIT Small Cap Equity Index (8/28/01)                        N/a            N/a          4.10%
        Scudder VS1 Global Discovery (8/28/01)                              N/a            N/a         -1.30%
        Scudder VS1 Growth & Income (8/28/01)                               N/a            N/a          1.80%
        Scudder VS1 International (8/28/01)                                 N/a            N/a        -11.34%
        T. Rowe Price Equity Income (8/28/01)                               N/a            N/a         -0.33%
        T. Rowe Price International  (8/28/01)                              N/a            N/a         -2.72%
        T. Rowe Price Limited Term Bond (8/28/01)                           N/a            N/a          1.21%
        T. Rowe Price New America Growth (8/28/01)                          N/a            N/a          5.36%
        T. Rowe Price Personal Strategy Balanced (8/28/01)                  N/a            N/a          0.93%
        Van  Kampen UIF Emerging Markets Equity (8/28/01)                   N/a            N/a          6.41%
        Van Kampen UIF Fixed Income (8/28/01)                               N/a            N/a          0.99%
        Van Kampen UIF Technology (8/28/01)                                 N/a            N/a          4.92%
        ======================================================================================================

       ======================================================================================================
                     SUBACCOUNT NON-STANDARDIZED
                     AVERAGE ANNUAL TOTAL RETURN
                    (does not reflect withdrawal)                   1 Year         5 Year          From
                    Subaccount (date of inception)                   Ended          Ended        Inception
       (Policy issued with the Enhanced Earnings Death Benefit     12/31/01       12/31/01      To 12/31/01
                      ----
        but without the Enhanced Death Benefit or the Enhanced
            -------
                            Credit Rider)
       ------------------------------------------------------------------------------------------------------
       Alger American Growth  (8/28/01)                                    N/a            N/a          3.40%
       Alger American Small Capitalization  (8/28/01)                      N/a            N/a          1.24%
       Federated Prime Money Fund II (8/28/01)                             N/a            N/a          0.18%
       Federated Fund for U.S. Govt. Securities II (8/28/01)               N/a            N/a          0.64%
       Fidelity VIP II Asset Manager  (8/28/01)                            N/a            N/a          3.36%
       Fidelity VIP II Contrafund  (8/28/01)                               N/a            N/a          0.40%
       Fidelity VIP Equity Income (8/28/01)                                N/a            N/a         -0.16%
       Fidelity VIP II Index 500 (8/28/01)                                 N/a            N/a          1.07%
       MFS Capital Opportunities Series (8/28/01)                          N/a            N/a          0.44%
       MFS Emerging Growth Series (8/28/01)                                N/a            N/a          2.61%
       MFS High Income Series (8/28/01)                                    N/a            N/a         -1.56%
       MFS Research Series (8/28/01)                                       N/a            N/a          0.81%
       MFS Strategic Income Series (8/28/01)                               N/a            N/a         -0.30%
       Pioneer Equity Income (8/28/01)                                     N/a            N/a         -0.42%
       Pioneer Fund (8/28/01)                                              N/a            N/a         -0.59%
       Pioneer Growth Shares (8/28/01)                                     N/a            N/a         -1.72%
       Pioneer Midcap Value (8/28/01)                                      N/a            N/a          0.92%
       Pioneer Real Estate Growth (8/28/01))                               N/a            N/a         -1.07%
       Scudder VIT EAFE(R)Equity Index (8/28/01)                           N/a            N/a         -5.88%
       Scudder VIT Small Cap Equity Index (8/28/01)                        N/a            N/a          3.99%
       Scudder VS1 Global Discovery (8/28/01)                              N/a            N/a         -1.40%
       Scudder VS1 Growth & Income (8/28/01)                               N/a            N/a          1.70%
       Scudder VS1 International (8/28/01)                                 N/a            N/a        -11.43%
       T. Rowe Price Equity Income (8/28/01)                               N/a            N/a         -0.43%
       T. Rowe Price International  (8/28/01)                              N/a            N/a         -2.82%
       T. Rowe Price Limited Term Bond (8/28/01)                           N/a            N/a          1.11%
       T. Rowe Price New America Growth (8/28/01)                          N/a            N/a          5.25%
       T. Rowe Price Personal Strategy Balanced (8/28/01)                  N/a            N/a          0.83%
       Van Kampen UIF Emerging Markets Equity (8/28/01)                    N/a            N/a          6.30%
       Van Kampen UIF Fixed Income (8/28/01)                               N/a            N/a          0.89%
       Van Kampen UIF Technology (8/28/01)                                 N/a            N/a          4.81%
       ======================================================================================================

In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Policies funded by the Subaccounts.

The figures above are an indication of past, but not future, performance of the
-------------------------------------------------------------------------------
applicable Subaccounts available under the Policy.
-------------------------------------------------

   Adjusted Historical Performance Data. We may, from time to time, also
   ------------------------------------
disclose yield, standard total returns, and non-standard total returns for the portfolios of the Series Funds, including such disclosure for periods prior to the dates the Subaccounts commenced operations. For periods prior to the date the Subaccount commenced operations, performance information for Policies will be calculated based on the performance of the Series Fund portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Series Fund portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts (this is referred to as "adjusted historical" performance data). Such "adjusted historical" average annual total return information for the Subaccounts of Policies is as follows:

====================================================================================================================
                   SUBACCOUNT
             "ADJUSTED HISTORICAL"
       AVERAGE ANNUAL TOTAL RETURN                  Date of
                    TABLE                         Inception of        1 Year     5 Years      10 Years      Since
         (reflects withdrawal charges)           Corresponding         Ended      Ended         Ended     Inception
                Subaccount Name                    Portfolio         12/31/01    12/31/01     12/31/01   to 12/31/01
 (Policy issued without Enhanced Death Benefit,
                -------
Enhanced Earnings Death Benefit or the Enhanced
                 Credit Rider)
--------------------------------------------------------------------------------------------------------------------
Alger American Growth                               1/9/1989           -20.45%        10.93%      13.29%      14.87%
Alger American Small Capitalization                 9/21/1988          -38.04%        -4.02%       3.24%      10.05%
Federated Prime Money Fund II                      11/21/1994           -4.97%         2.16%      -            2.78%
Federated Fund for U.S. Govt. Securities II        3/28/1994            -1.71%         4.05%      -            4.29%
Fidelity VIP II Asset Manager /(a)/                 1/3/1995           -16.05%         3.95%      -            8.59%
Fidelity VIP II Contrafund /(a)/                    1/3/1995           -20.87%         7.95%      -           13.76%
Fidelity VIP Equity Income /(a)/                    10/9/1986          -13.63%         6.88%      11.93%      10.43%
Fidelity VIP II Index 500 /(a)/                    8/27/1992           -20.73%         7.85%      -           11.75%
MFS Capital Opportunities Series /(b)/             8/14/1996           -32.25%         9.20%      -            9.96%
MFS Emerging Growth Series /(b)/                   7/24/1995           -42.12%         6.50%      -           10.24%
MFS High Income Series /(b)/                       7/26/1995            -7.09%         0.04%      -            2.50%
MFS Research Series /(b)/                          7/26/1995           -29.97%         3.98%      -            7.99%
MFS Strategic Income Series /(b)/                  6/14/1994            -4.17%        -0.17%      -            2.13%
Pioneer Equity Income VCT /(c)/                     3/1/1995           -15.81%         9.66%      -           12.46%
Pioneer Fund VCT /(c)/                             10/31/1997          -19.73%         -          -            5.31%
Pioneer Growth Shares VCT /(c)/                    10/31/1997          -27.83%         -          -           -0.84%
Pioneer Mid-Cap Value VCT (c)                       3/1/1995            -2.52%         8.63%      -           10.78%
Pioneer Real Estate Growth VCT /(c)/               3/31/1995            -1.22%         2.92%      -            9.36%
Scudder VIT EAFE(R) Equity Index                   8/22/1997           -33.24%         -          -           -5.34%
Scudder VIT Small Cap Equity Index                 8/22/1997            -6.65%         -          -            1.62%
Scudder VSI Global Discovery                        5/2/1997           -33.51%         -          -            7.87%
Scudder VSI Growth & Income                         5/1/1997           -20.19%         -          -            1.09%
Scudder VSI International                           5/8/1997           -39.33%         -          -           -1.99%
T. Rowe Price Equity Income                        3/31/1994            -7.25%         8.37%      -           12.77%
T. Rowe Price International                        3/31/1994           -30.79%        -2.51%      -            1.61%
T. Rowe Price Limited-Term Bond                    5/13/1994            -0.28%         3.86%      -            4.29%
T. Rowe Price New America Growth                   3/31/1994           -20.48%         2.32%      -            9.65%
T. Rowe Price Personal Strategy Balanced           12/30/1994          -11.10%         5.97%      -            9.96%
Van Kampen UIF Emerging Markets Equity             10/1/1996           -15.16%        -6.36%      -           -6.31%
Van Kampen UIF Fixed Income                        1/02/1997             0.56%         4.63%      -            4.64%
Van Kampen UIF Technology                          11/30/1999          -57.26%         -          -          -35.99%
====================================================================================================================

=================================================================================================================
                    SUBACCOUNT
              "ADJUSTED HISTORICAL"
        AVERAGE ANNUAL TOTAL RETURN TABLE              Date of       1 Year     5 Years    10 Years     Since
          (reflects withdrawal charges)             Inception of     Ended      Ended       Ended     Inception
                 Subaccount Name                    Corresponding   12/31/01    12/31/01   12/31/01  to 12/31/01
(Policy issued with Enhanced Earnings Death Benefit   Portfolio
               ----
    but without the Enhanced Death Benefit or  the
        -------
               Enhanced Credit Rider)
-----------------------------------------------------------------------------------------------------------------
Alger American Growth                                  1/9/1989         -20.72%    10.58%     12.95%       14.53%
Alger American Small Capitalization                    9/21/1988        -38.26%    -4.33%      2.93%        9.72%
Federated Prime Money Fund II                         11/21/1994         -5.28%     1.84%       -           2.46%
Federated Fund for U.S. Govt. Securities II            3/28/1994         -2.03%     3.73%       -           3.97%
Fidelity VIP II Asset Manager /(a)/                    1/3/1995         -16.33%     3.62%       -           8.25%
Fidelity VIP II Contrafund /(a)/                       1/3/1995         -21.14%     7.61%       -          13.41%
Fidelity VIP Equity Income /(a)/                       10/9/1986        -13.91%     6.54%     11.60%       10.11%
Fidelity VIP II Index 500 /(a)/                        8/27/1992        -21.00%     7.51%       -          11.42%
MFS Capital Opportunities Series /(b)/                 8/14/1996        -32.48%     8.86%       -           9.62%
MFS Emerging Growth Series /(b)/                       7/24/1995        -42.33%     6.17%       -           9.90%
MFS High Income Series /(b)/                           7/26/1995         -7.39%    -0.28%       -           2.18%
MFS Research Series /(b)/                              7/26/1995        -30.21%     3.65%       -           7.65%
MFS Strategic Income Series /(b)/                      6/14/1994         -4.48%    -0.49%       -           1.81%
Pioneer Equity Income VCT /(c)/                        3/1/1995         -16.09%     9.32%       -          12.12%
Pioneer Fund VCT /(c)/                                10/31/1997        -20.00%     -           -           4.98%
Pioneer Growth Shares VCT /(c)/                       10/31/1997        -28.08%     -           -          -1.16%
Pioneer Mid-Cap Value VCT /(c)/                        3/1/1995          -2.83%     8.29%       -          10.45%
Pioneer Real Estate Growth VCT /(c)/                   3/31/1995         -1.54%     2.59%       -           9.03%
Scudder VIT EAFE(R) Equity Index                       8/22/1997        -33.47%     -           -          -5.66%
Scudder VIT Small Cap Equity Index                     8/22/1997         -6.95%     -           -           1.29%
Scudder VSI Global Discovery                           5/2/1997         -33.74%     -           -           7.53%
Scudder VSI Growth & Income                            5/1/1997         -20.46%     -           -           0.77%
Scudder VSI International                              5/8/1997         -39.54%     -           -          -2.31%
T. Rowe Price Equity Income                            3/31/1994         -7.55%     8.03%       -          12.43%
T. Rowe Price International                            3/31/1994        -31.02%    -2.83%       -           1.30%
T. Rowe Price Limited-Term Bond                        5/13/1994         -0.60%     3.54%       -           3.96%
T. Rowe Price New America Growth                       3/31/1994        -20.75%     1.99%       -           9.31%
T. Rowe Price Personal Strategy Balanced              12/30/1994        -11.39%     5.63%       -           9.62%
Van Kampen UIF Emerging Markets Equity                 10/1/1996        -15.44%    -6.67%       -          -6.62%
Van Kampen UIF Fixed Income                            1/02/1997          0.24%     4.30%       -           4.31%
Van Kampen UIF Technology                             11/30/1999        -57.42%     -           -         -36.23%
=================================================================================================================

Such non-standardized (i.e., assuming no withdrawal charge) but adjusted historical average annual total return information for the Subaccounts is as follows:

=======================================================================================================================
                     SUBACCOUNT
               "ADJUSTED HISTORICAL"
         AVERAGE ANNUAL TOTAL RETURN TABLE
       (does not reflect withdrawal charges)
                  Subaccount Name                         Date of
   (Policy issued without Enhanced Death Benefit,      Inception of      1 Year     5 Years     10 Years      Since
                  -------                              Corresponding      Ended       Ended       Ended      Inception
  Enhanced Earnings Death Benefit or the Enhanced        Portfolio      12/31/01    12/31/01    12/31/01    to 12/31/01
                   Credit Rider)
-----------------------------------------------------------------------------------------------------------------------
Alger American Growth                                    1/9/1989         -13.15%      11.68%      13.29%      14.87%
Alger American Small Capitalization                      9/21/1988        -30.60%      -2.56%       3.24%      10.05%
Federated Prime Money Fund II                           11/21/1994          2.21%       3.27%        -          3.29%
Federated Fund for U.S. Govt. Securities II              3/28/1994          5.45%       5.07%        -          4.70%
Fidelity VIP II Asset Manager/(a)/                       1/3/1995          -8.78%       4.98%        -          9.01%
Fidelity VIP II Contrafund/(a)/                          1/3/1995         -13.57%       8.81%        -         14.05%
Fidelity VIP Equity Income/(a)/                          10/9/1986         -6.38%       7.78%      11.93%      10.43%
Fidelity VIP II Index 500/(a)/                           8/27/1992        -13.43%       8.71%        -         11.75%
MFS Capital Opportunities Series/(b)/                    8/14/1996        -24.85%      10.02%        -         10.56%
MFS Emerging Growth Series/(b)/                          7/24/1995        -34.65%       7.42%        -         10.68%
MFS High Income Series/(b)/                              7/26/1995          0.11%       1.26%        -          3.20%
MFS Research Series/(b)/                                 7/26/1995        -22.59%       5.00%        -          8.49%
MFS Strategic Income Series/(b)/                         6/14/1994          3.01%       1.06%        -          2.63%
Pioneer Equity Income VCT/(c)/                           3/1/1995          -8.54%      10.45%        -         12.80%
Pioneer Fund VCT/(c)/                                   10/31/1997        -12.43%        -           -          6.53%
Pioneer Growth Shares VCT/(c)/                          10/31/1997        -20.47%        -           -          0.67%
Pioneer Mid-Cap Value VCT/(c)/                           3/1/1995           4.65%       9.46%        -         11.16%
Pioneer Real Estate Growth VCT/(c)/                      3/31/1995          5.93%       3.99%        -          9.79%
Scudder VIT EAFE(R) Equity Index                         8/22/1997        -25.84%        -           -         -3.63%
Scudder VIT Small Cap Equity Index                       8/22/1997          0.55%        -           -          2.94%
Scudder VSI Global Discovery                             5/2/1997         -26.10%        -           -          8.82%
Scudder VSI Growth & Income                              5/1/1997         -12.89%        -           -          2.35%
Scudder VSI International                                5/8/1997         -31.87%        -           -         -0.57%
T. Rowe Price Equity Income                              3/31/1994         -0.05%       9.21%        -         12.98%
T. Rowe Price International                              3/31/1994        -23.40%      -1.15%        -          2.12%
T. Rowe Price Limited-Term Bond                          5/13/1994          6.87%       4.89%        -          4.71%
T. Rowe Price New America Growth                         3/31/1994        -13.17%       3.42%        -          9.92%
T. Rowe Price Personal Strategy Balanced                12/30/1994         -3.87%       6.91%        -         10.34%
Van Kampen UIF Emerging Markets Equity                   10/1/1996         -7.89%      -4.74%        -         -4.96%
Van Kampen UIF Fixed Income                              1/02/1997          7.70%       5.63%        -          5.63%
Van Kampen UIF Technology                               11/30/1999        -49.66%        -           -        -30.33%
=======================================================================================================================

===============================================================================================================================
               SUBACCOUNT
          "ADJUSTED HISTORICAL"
      AVERAGE ANNUAL TOTAL RETURN
                   TABLE                        Date of Inception       1 Year        5 Years     10 Years       Since
    (does not reflect withdrawal charges)       of Corresponding        Ended         Ended        Ended      Inception
               Subaccount Name                     Portfolio           12/31/01      12/31/01     12/31/01    to 12/31/01
 (Policy issued with Enhanced Earnings Death
                ----
    Benefit but without the Enhanced Death
            ------------
    Benefit or the Enhanced Credit Rider)
-------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                                  1/9/1989         -13.41%       11.35%       12.95%       14.53%
Alger American Small Capitalization                   9/21/1988         -30.81%       -2.85%        2.93%        9.72%
Federated Prime Money Fund II                         11/21/1994          1.90%        2.97%           -         2.98%
Federated Fund for U.S. Govt. Securities II           3/28/1994           5.13%        4.76%           -         4.39%
Fidelity VIP II Asset Manager/(a)/                     1/3/1995          -9.06%        4.66%           -         8.68%
Fidelity VIP II Contrafund/(a)/                        1/3/1995         -13.83%        8.48%           -        13.72%
Fidelity VIP Equity Income/(a)/                       10/9/1986          -6.66%        7.46%       11.60%       10.11%
Fidelity VIP II Index 500/(a)/                        8/27/1992         -13.69%        8.39%           -        11.42%
MFS Capital Opportunities Series/(b)/                 8/14/1996         -25.08%        9.69%           -        10.23%
MFS Emerging Growth Series/(b)/                       7/24/1995         -34.85%        7.10%           -        10.35%
MFS High Income Series/(b)/                           7/26/1995          -0.19%        0.95%           -         2.89%
MFS Research Series/(b)/                              7/26/1995         -22.83%        4.69%           -         8.17%
MFS Strategic Income Series/(b)/                      6/14/1994           2.70%        0.76%           -         2.32%
Pioneer Equity Income VCT/(c)/                         3/1/1995          -8.82%       10.12%           -        12.47%
Pioneer Fund VCT/(c)/                                 10/31/1997        -12.70%           -            -         6.21%
Pioneer Growth Shares VCT/(c)/                        10/31/1997        -20.71%           -            -         0.37%
Pioneer Mid-Cap Value VCT/(c)/                         3/1/1995           4.33%        9.14%           -        10.83%
Pioneer Real Estate Growth VCT/(c)/                   3/31/1995           5.61%        3.68%           -         9.46%
Scudder VIT EAFE(R)Equity Index                       8/22/1997         -26.06%           -            -        -3.92%
Scudder VIT Small Cap Equity Index                    8/22/1997           0.25%           -            -         2.62%
Scudder VSI Global Discovery                           5/2/1997         -26.33%           -            -         8.50%
Scudder VSI Growth & Income                            5/1/1997         -13.15%           -            -         2.04%
Scudder VSI International                              5/8/1997         -32.08%           -            -        -0.87%
T. Rowe Price Equity Income                           3/31/1994          -0.35%        8.89%           -        12.64%
T. Rowe Price International                           3/31/1994         -23.63%       -1.44%           -         1.81%
T. Rowe Price Limited-Term Bond                       5/13/1994           6.55%        4.58%           -         4.39%
T. Rowe Price New America Growth                      3/31/1994         -13.44%        3.11%           -         9.59%
T. Rowe Price Personal Strategy Balanced              12/30/1994         -4.16%        6.59%           -        10.01%
Van Kampen UIF Emerging Markets Equity                10/1/1996          -8.17%       -5.03%           -        -5.25%
Van Kampen UIF Fixed Income                           1/02/1997           7.38%        5.31%           -         5.32%
Van Kampen UIF Technology                             11/30/1999        -49.82%           -            -       -30.55%
===============================================================================================================================

The figures above are not an indication of present, past, or future performance
-------------------------------------------------------------------------------
of the applicable Subaccounts or of the actual portfolios available under the
-----------------------------------------------------------------------------
Policy.
------

(a) The class of shares available are Service Class 2 shares and include an asset-based distribution fee (Rule 12b-1 fee). The first offering of Service Class 2 shares was on January 12, 2000, at which time a 0.25% asset-based fee was imposed. Returns prior to that date do not include the asset-based fee, and returns listed would have been lower for each portfolio if the fee structure had been in place and reflected in performance.

(b) Each series commenced operations with the offering of initial class shares and subsequently offered service class shares on May 1, 2000. Service class share performance includes the performance of the initial class shares for periods prior to the offering of service class shares. Performance prior to May 1, 2000 does not include the difference in class expense structure (such as Rule 12b-1 fees) and thus is higher than it would have been had service class shares been offered for the same time period.

(c) The Pioneer shares available are Class II shares and include an asset-based distribution fee (Rule 12b-1 fee). The VCT Portfolio Class II shares were first offered on the following dates: 9/14/1999 for Equity Income, 10/31/1997 for Fund and Growth Shares, and 5/1/2000 for Mid-Cap Value and Real Estate. The returns prior to these dates are for the Class I shares and do not include the asset-based distribution fee. Returns from these dates forward track the results of the Class II shares. As a result, returns shown are higher than they would have been if the Class II shares were in existence for the entire time period.

  We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1

     Where:
        CTR = -- The cumulative total return net of Subaccount recurring charges for the period.
        ERV = -- The ending redeemable value of the hypothetical investment at the end of the period.
     P = -- A hypothetical initial purchase

Other Performance Information
-----------------------------

  The following is a partial list of those publications which may be cited in the Series Funds' advertising shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

Across the Board           Consumer Reports              Insurance Week
Advertising Age            Economist                     Journal of Accountancy
American Banker            Financial Planning            Journal of the American
Barron's                   Financial World                 Society of CLU & ChFC
Best's Review              Forbes                        Journal of Commerce
Broker World               Fortune, Inc.                 Life Association News
Business Insurance         Institutional Investor        Life Insurance Selling
Business Month             Insurance Forum               Manager's Magazine
Business Week              Insurance Sales               Market Facts
Changing Times                                           Money

                                OTHER INFORMATION
                                -----------------

     A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the SEC. They may be accessed on the SEC's Web site: http://www.sec.gov.

                              FINANCIAL STATEMENTS
                              --------------------

     This Statement of Additional Information contains financial statements for United of Omaha Separate Account C as of December 31, 2001 and for the years ended December 31, 2001 and 2000 which have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     The Financial Statements of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the United of Omaha Separate Account C. The primary business address of Deloitte & Touche LLP is Suite 2000, 1620 Dodge Street, Omaha, Nebraska 68102.

PART C        OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

       (a)  Financial Statements

            All required financial statements are included in Part B of this Registration Statement.

       (b)  Exhibits: The following exhibits are filed herewith:

Exhibit No.         Description of Exhibit
-----------         ----------------------

(1)    (a)          Resolution of the Board of Directors of United of
                    Omaha Life Insurance Company establishing the
                    Variable Account.*

(2)                 Not applicable.

(3)    (a)          Principal Underwriter Agreement by and between United
                    of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc.*

                    Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer.*

(4)    (a)          Form of Policy for the ULTRA-REWARDS variable annuity
                    Policy.*****

                    Enhanced Death Benefit Rider to the Policy.****

                    Enhanced Credit Rider for the Policy.*****

                    Withdrawal Charge Waiver Rider to the Policy.****

                    Enhanced Earnings Death Benefit Rider to the
                    Policy.******

(5)                 Form of Application to the Policy.****

(6)    (a)          Articles of Incorporation of United of Omaha Life
                    Insurance Company.*

                    Bylaws of United of Omaha Life Insurance Company.****

(7)                 Not applicable.

(8)    (a)   (1)    Participation Agreement among The Alger American
                    Fund, Fred Alger Management, Inc. and United of Omaha
                    Life Insurance Company.*

                    Amendment No. 1 to the Participation Agreement among Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company.****

                    Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company.****

       (b)   (1)    Fund Participation Agreement among United of Omaha
                    Life Insurance Company, Insurance Management Series and Federated Securities Corp.*

             (2) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.****

                  (3) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company.****

         (c)      (1)      Participation Agreement among Variable Insurance
                           Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.*

                  (2) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

                  (3) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

                  (4) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

                  (5) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.

                  (6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

                  (7) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

                  (8) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.****

                  (9) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.

         (d) Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company.

         (e)      (1)      Participation Agreement among Pioneer Variable
                           Contracts Trust, Pioneer Funds Distributor, Inc. and
                           United of Omaha Life Insurance Company.****

                  (2) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

                  (3) Amendment No. 2 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company.****

         (f)      (1)      Participation Agreement by and between Scudder
                           Variable Life Investment Fund and United of Omaha
                           Life Insurance Company.*

                  (2) First Amendment to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund.****

         (g)      (1)      Participation Agreement among T. Rowe Price
                           International Series, T. Rowe Price Equity Series,
                           T. Rowe Price Fixed Income Series, T. Rowe Price
                           Investment Services, Inc. and United of Omaha Life
                           Insurance Company.*

                  (2) Amended Schedule A effective May 31, 1995 to Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series,
                           T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

                  (3) Amended Schedule A effective May 1, 1997 to Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series,
                           T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

                  (4) Amended Schedule A effective August 6, 1999 to Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series,
                           T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.****

         (h) Participation Agreement among Morgan Stanley Universal Funds, Inc, Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd, LLP, and United of Omaha Life Insurance Company.**

         (i)      (1)      Participation Agreement among BT Insurance Funds
                           Trust, Bankers Trust Company and United of Omaha Life
                           Insurance Company.***

                  (2) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company.

9.                         Opinion and Consent of Counsel.

10.                        Consents of Independent Auditors.

11.                        Not applicable.

12.                        Not applicable.

13.                        Schedules of Computation of Performance Data.

14.                        Powers of Attorney.

* Incorporated by reference to Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

**    Incorporated by reference by Registration Statement for United of Omaha
Separate Account C filed on April 16, 1998 (File No. 33-89848).

***   Incorporated by reference to the Registration Statement for United of
Omaha Separate Account C filed on April 26, 2000 (File No. 33-89848).

**** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

***** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on August 20, 2001 (File No. 333-54112).

****** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on February 22, 2002 (File No. 333-54112).

Item 25.    Directors and Officers of the Depositor

Our Directors and Senior Officers are:

     Directors*
     ----------
     David Baris                    Managing Partner, Kennedy, Baris & Lundy, L.L.P.
     Samuel L. Foggie, Sr.          Retired Banking and Finance Industry Executive
     Carol B. Hallett               President and CEO, Air Transport Association of America
     Jeffrey M. Heller              Former Vice Chairman, Electronic Data Systems (Retired)
     Richard W. Mies                Admiral - U. S. Navy (Retired)
     Oscar S. Straus II             Chairman, The Daniel and Florence Guggenheim Foundation
     John A. Sturgeon               President and COO of our Company
     Michael A. Wayne               Chairman, John Wayne Cancer Institute and John Wayne Foundation
     John W. Weekly                 Chairman of the Board and CEO of our Company

     Senior Officers*
     ----------------
     John W. Weekly                 Chairman of the Board and Chief Executive Officer
     John A. Sturgeon               President and Chief Operating Officer
     Cecil D. Bykerk                Executive Vice President and Chief Actuary
     James L. Hanson                Executive Vice President (Information Services)
     Randall C. Horn                Executive Vice President (Individual Financial Services)
     M. Jane Huerter                Executive Vice President and Corporate Secretary (Corporate Services)
     William C. Mattox              Executive Vice President (Federal Legislative Affairs)
     Thomas J. McCusker             Executive Vice President and General Counsel
     Daniel P. Neary                Executive Vice President (Group Benefit Services)
     Tommie D. Thompson             Executive Vice President, Treasurer and Comptroller
     Richard A. Witt                Executive Vice President and Chief Investment Officer

         *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Name of Corporation (where organized)*                                 Type of Corporation
--------------------------------------                                 -------------------
Mutual of Omaha Insurance Company (NE)                                 Accident & Health Insurance
         Fulcrum Growth Partners, L.L.C.                               Investment activities
                  BalCo Holdings, LLC                                  Investment activities
         KFS Corporation (NE)                                          Holding Corporation
                  Kirkpatrick, Pettis, Smith, Polian Inc. (NE)         Registered broker-dealer & investment advisor
                  KPM Investment Management, Inc. (NE)                 Investment advisor
                  Kirkpatrick Pettis Trust Company (NE)                Trust company
         Mutual of Omaha Health Plans, Inc. (NE)                       Holding corporation
                  Exclusive Healthcare, Inc. (NE)                      HMO
                  Mutual of Omaha Health Plans of Ohio, Inc. (OH)      HMO
                  Mutual of Omaha of South Dakota & Community Health
                                    Plus HMO, Inc. (SD)                HMO
         Mutual of Omaha Holdings, Inc. (NE)                           Holding corporation
                  innowave incorporated (NE)                           Markets water purification products
                  Mutual of Omaha Investor Services, Inc. (NE)         Registered securities broker-dealer
                  Mutual of Omaha Marketing Corporation (NE)           Markets insurance products
         The Omaha Indemnity Company (WI)                              Property & casualty insurance (inactive)
         Omaha Property and Casualty Insurance Company (NE)            Property & casualty insurance
                  Adjustment Services, Inc. (NE)                       Claims adjusting services
         United of Omaha Life Insurance Company (NE)                   Life, H&A insurance/annuities
                  Companion Life Insurance Company (NY)                Life insurance/annuities
                  Mutual of Omaha Structured Settlement
                                    Company, Inc. (CT)                 Structured settlements
                  Mutual of Omaha Structure Settlement Company of
                                    New York, Inc. (NY)                Structured settlements
                  United World Life Insurance Company (NE)             Accident & health and life insurance

*Subsidiaries are indicated by indentations.

Item 27.    Number of Policyowners

        As of December 31, 2001, there were 23 Owners of the Policies.

Item 28.    Indemnification

         The Nebraska Business Corporation Act provides for permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

         With respect to indemnification, Article XI of United's Articles of Incorporation provides as follows:

                An outside director of the Company shall not be personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

              For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                If the Nebraska Business Corporation Act is amended after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                Any repeal or modification of the foregoing ARTICLE XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

With respect to indemnification, Article XII of United's Articles of Incorporation provides as follows:

                 To the fullest extent permitted by law, the Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members,
         (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

                 To the fullest extent permitted by law, before final disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha Life Insurance Company pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of expenses incurred or paid by a director, officer or controlling person of United in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    Item 29.     Principal Underwriter

      (a) In addition to Registrant, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account B and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

      (b) The directors and principal officers of Mutual of Omaha Investor Services, Inc. (principal address: Mutual of Omaha Plaza, Omaha, Nebraska 68175) are as follows:

                           NAME                               TITLE
                           ---------------------------------------------------------
                           John W. Weekly                     Chairman, Director
                           John A. Sturgeon                   Director
                           Richard A. Witt                    President, Director
                           M. Jane Huerter                    Secretary and Director
                           Terrance S. DeWald                 Vice President, Compliance Officer, Director
                           Randall C. Horn                    Director
                           William J. Bluvas                  Vice President, Treasurer

      (c) Mutual of Omaha Investor Services, Inc. is the principal underwriter of the Policies. Commissions payable to a broker-dealer may be up to 8% of purchase payments. For the fiscal year ended December 31, 2001, United paid $90,793 in total compensation to MOIS; of this amount MOIS retained $57,600 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers.

Item 30.  Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 31.  Management Services.

  All management policies are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings

      (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as purchase payments under the Policy may be accepted.

      (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request to United at the address or phone number listed in the Prospectus.

      (d) United of Omaha Life Insurance Company represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United of Omaha Life Insurance Company.

SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 to be signed on its behalf, in the City of Omaha and State of Nebraska, on April 29, 2002.

                                   UNITED OF OMAHA SEPARATE ACCOUNT C

                                   UNITED OF OMAHA LIFE INSURANCE COMPANY
                                   Depositor

                                   /s/ Thomas J. McCusker
                                   ---------------------------------------
                                   By:   Thomas J. McCusker

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 has been signed by the following persons on April 29, 2002 in the capacities and on the dates indicated.

Signatures                         Title                                                        Date
----------                         -----                                                        ----
by                          *   Chairman of the Board,                                         4/29/02
  --------------------------
     John W. Weekly             Chief Executive Officer, Director

by                          *   President, Chief Operating Officer,                            4/29/02
  --------------------------
     John A. Sturgeon           Director

by                          *   Treasurer and Comptroller                                      4/29/02
  --------------------------
     Tommie Thompson            (Principal Financial Officer and Principal Accounting Officer)

by                          *   Director                                                       4/29/02
  --------------------------
     David Baris

by                          *   Director                                                       4/29/02
  --------------------------
     Samuel L. Foggie, Sr.

by                          *   Director                                                       4/29/02
  --------------------------
     Carol B. Hallett

by                          *   Director                                                       4/29/02
  --------------------------
     Jeffrey M. Heller

by                          *   Director                                                       4/29/02
  --------------------------
     Richard W. Mies

by                          *   Director                                                       4/29/02
  --------------------------
     Oscar S. Straus II

by                          *   Director                                                       4/29/02
  --------------------------
     Michael A. Wayne



* Signed by Thomas J. McCusker under Powers of Attorney effective January 1, 2001 and January 1, 2002.

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description of Exhibit
-----------       ----------------------

8(c)(5) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company.

8(c)(9) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company

8(d) Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company

8(i)(1) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company

(9)               Opinion and Consent of Counsel

(10)              Consent of Independent Auditors

(13)              Schedules of Computation of Performance

(14)              Powers of Attorney

--------------------------------------------------------------------------------

                           Registration No. 333-54112

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________



                       UNITED OF OMAHA SEPARATE ACCOUNT C
                       ----------------------------------

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY



                                   ----------
                                    EXHIBITS
                                   ----------



                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

           THE SECURITIES ACT OF 1933, Post-Effective Amendment No. 2

                                       and

              THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 29




--------------------------------------------------------------------------------
                                 April 29, 2002